            As filed with the Securities and Exchange
                 Commission on October 31, 1995

                                       File No. 33-37848
                                                811-6028

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
            ________________________________________
                            FORM N-1A
     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                   Pre-Effective Amendment No.
              Post-Effective Amendment No.  12               X
                             and/or
      REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940
                     Amendment No.  9                        X
           __________________________________________

                 ALLIANCE NEW EUROPE FUND, INC.
       (Exact name of Registrant as Specified in Charter)

                Alliance Capital Management L.P.
     1345 Avenue of the Americas, New York, New York, 10105
       (Address of Principal Executive Office)  (Zip Code)

      Registrant's Telephone Number, Including Area Code:
                         (800) 221-5672
             _______________________________________

                     EDMUND P. BERGAN, JR.,
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York, 10105
             (Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

          X immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
              60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1)
              75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

              this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


    Registrant has registered an indefinite number of its Shares of Common Stock pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed a notice pursuant to such Rule for its fiscal year ended on July 31, 1995 on September 28, 1995.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

Form N-1A Item                         Location in Prospectus


PART A

Item 1.  Cover Page                         Cover Page

Item 2.  Synopsis                           Expense Information

Item 3.  Condensed Financial Information    Financial
                                            Highlights

Item 4.  General Description of Registrant  Description of the
                                            Fund

Item 5.  Management of the Fund             Management of the
                                            Fund; General
                                            Information

Item 6.  Capital Stock and Other Securities General Information,
                                            Dividends,
                                            Distributions and
                                            Taxes

Item 7.  Purchase of Securities Being       Purchase and
         Offered                            Sale of Shares;
                                            General Information

Item 8.  Redemption or Repurchase           Purchase and Sale of
                                            Shares; General
                                            Information

Item 9.  Pending Legal Proceedings          Not Applicable

                                         Location in Statement
PART B                                 of Additional Information


Item 10. Cover Page                         Cover Page

Item 11. Table of Contents                  Cover Page

Item 12. General Information and History    Management of the
                                            Fund; General
                                            Information

Item 13. Investment Objectives and
         Policies                           Investment Objective
                                            and Policies

Item 14. Management of Fund                 Management of the
                                            Fund

Item 15. Control Persons and Principal
           Holders of Securities            Management of the
                                            Fund

Item 16. Investment Advisory and
           Other Services                   Management of the
                                            Fund

Item 17. Brokerage Allocation and           Portfolio
           Other Practices                  Transactions

Item 18. Capital Stock and Other
         Securities                         General Information

Item 19. Purchase, Redemption and
         Pricing of Securities
         Being Offered                      Purchase of Shares;
                                            Redemption of Shares;
                                            Net Asset Value

Item 20. Tax Status                         Dividends,
                                            Distributions and
                                            Taxes

Item 21. Underwriters                       General Information

Item 22. Calculation of Performance Data    General Information

Item 23. Financial Statements               Financial
                                            Statements and Report
                                            of Independent
                                            Auditors

                                 The Alliance
--------------------------------------------------------------------------------
                                  Stock Funds
--------------------------------------------------------------------------------

                P.O. Box 1520, Secaucus, New Jersey 07096-1520
                           Toll Free (800) 221-5672
                   For Literature: Toll Free (800) 227-4618

                          Prospectus and Application


                               November 1, 1995



     Domestic Stock Funds                 Global Stock Funds
    -The Alliance Fund                   -Alliance International Fund
    -Alliance Growth Fund                -Alliance Worldwide Privatization Fund
    -Alliance Premier Growth Fund        -Alliance New Europe Fund
    -Alliance Counterpoint Fund          -Alliance All-Asia Investment Fund
    -Alliance Technology Fund            -Alliance Global Small Cap Fund
    -Alliance Quasar Fund

                              Total Return Funds
                       -Alliance Strategic Balanced Fund
                       -Alliance Balanced Shares
                       -Alliance Income Builder Fund
                       -Alliance Utility Income Fund
                       -Alliance Growth and Income Fund


Table of Contents                                                           Page
The Funds at a Glance.....................................................     2
Expense Information.......................................................     4
Financial Highlights......................................................     7
Glossary..................................................................    17
Description of the Funds..................................................    18
    Investment Objectives and Policies....................................    18
    Additional Investment Practices.......................................    27
    Certain Fundamental Investment Policies...............................    34
    Risk Considerations...................................................    36
Purchase and Sale of Shares...............................................    40
Management of the Funds...................................................    42
Dividends, Distributions and Taxes........................................    45
General Information.......................................................    46


                                    Adviser
                       Alliance Capital Management L.P.
                          1345 Avenue Of The Americas
                           New York, New York 10105




The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return. The Domestic Stock Funds invest mainly in the United States equity markets and the Global Stock Funds diversify their investments among equity markets around the world, while the Total Return Funds invest in both equity and fixed-income securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or "Literature" telephone number.

Each Fund offers three classes of shares which may be purchased at the investor's choice at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the "Class A shares"), (ii) with a contingent deferred sales charge imposed on most redemptions made within four years of purchase (the "Class B shares"), or (iii) without any initial or contingent deferred sales charge (the "Class C shares"). See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                       Alliance/(R)/
                                           Mutual funds without the Mystery./SM/

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Funds At A Glance

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.


The Funds' Investment Adviser Is . . .

Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including 105 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $135 billion in assets under management as of June 30, 1995. Alliance provides investment management services to 29 of the FORTUNE 100 companies.


Domestic Stock Funds

Alliance Fund

Seeks . . . Long-term growth of capital and income primarily through investment in common stocks.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, have the potential to achieve capital appreciation.

Growth Fund

Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities.

Invests Principally in . . . A diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Premier Growth Fund


Seeks . . . Long-term growth of capital by investing in the equity securities of a limited number of large, carefully selected, high-quality American companies from a relatively small universe of intensively researched companies.

Invests Principally in . . . A non-diversified portfolio of equity securities that, in the judgment of Alliance, are likely to achieve superior earnings growth. Normally, approximately 40 companies will be represented in the Fund's investment portfolio. The Fund's investments in 25 of these companies most highly regarded at any point in time by Alliance will usually constitute approximately 70% of the Fund's net assets.

Counterpoint Fund

Seeks . . . Long-term capital growth, primarily, and current income, secondarily.

Invests Principally in . . . A diversified portfolio of price-depressed, undervalued or out-of-favor equity securities.

Technology Fund

Seeks . . . Growth of capital through investment in companies expected to benefit from advances in technology.


Invests Principally in . . . A diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Quasar Fund

Seeks . . . Growth of capital by pursuing aggressive investment policies.

Invests Principally in . . . A diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.


Global Stock Funds

International Fund

Seeks . . . A total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

Worldwide Privatization Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance to be beneficiaries of the privatization process.

New Europe Fund

Seeks . . . Long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

Invests Principally in . . . A non-diversified portfolio of equity securities of European companies.


All-Asia Investment Fund

Seeks . . . Long-term capital appreciation.


Invests Principally in . . . A non-diversified portfolio of equity securities of Asian/Pacific companies.

Global Small Cap Fund

Seeks . . . Long-term growth of capital.

Invests Principally in . . . A diversified global portfolio of the equity securities of small capitalization companies.

Total Return Funds

Strategic Balanced Fund

Seeks . . . A high long-term total return by investing in a combination of equity and debt securities.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks and fixed-income securities, and also in equity-type securities such as warrants, preferred stocks and convertible debt instruments.

Balanced Shares

Seeks . . . A high return through a combination of current income and capital appreciation.

Invests Principally in . . . A diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

Income Builder Fund

Seeks . . . Both an attractive level of current income and long-term growth of income and capital.

Invests Principally in . . . A non-diversified portfolio of fixed-income securities and dividend-paying common stocks. Alliance currently expects to continue to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

Utility Income Fund

Seeks . . . Current income and capital appreciation through investment in the utilities industry.

Invests Principally in . . . A diversified portfolio of equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities such as bonds and preferred stocks.

Growth and Income Fund

Seeks . . . Income and appreciation through investment in dividend-paying common stocks of quality companies.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.

A Word About Risk . . .

The price of the shares of the Alliance Stock Funds will fluctuate as the daily prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. With respect to those Funds permitted to invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Global Stock Funds involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in common stocks and other equity securities, in order to achieve their investment objectives the Funds may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus.

Getting Started . . .

Shares of the Funds are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." In addition, the Funds offer several time and money saving services to investors. Be sure to ask your financial representative about:


--------------------------------------------------------------------------------
                            Automatic Reinvestment
--------------------------------------------------------------------------------
                         Automatic Investment Program
--------------------------------------------------------------------------------
                               Retirement Plans
--------------------------------------------------------------------------------
                          Shareholder Communications
--------------------------------------------------------------------------------
                           Dividend Direction Plans
--------------------------------------------------------------------------------
                                 Auto Exchange
--------------------------------------------------------------------------------
                            Systematic Withdrawals
--------------------------------------------------------------------------------

                          A Choice Of Purchase Plans
--------------------------------------------------------------------------------
                            Telephone Transactions
--------------------------------------------------------------------------------
                              24 Hour Information
--------------------------------------------------------------------------------

                                                       Alliance/(R)/
                                           Mutual funds without the Mystery./SM/

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                              Expense Information
--------------------------------------------------------------------------------

Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in a Fund and annual expenses for each class of shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in each class for the periods specified.

                                                                       Class A Shares       Class B Shares       Class C Shares
                                                                       --------------       --------------       --------------
Maximum sales charge imposed on purchases (as a percentage of
offering price)..................................................         4.25%(a)               None                  None

Sales charge imposed on dividend reinvestments...................           None                 None                  None

Deferred sales charge (as a
percentage of original purchase
price or redemption proceeds,
whichever is lower)..............................................         None(a)                4.0%                  None
                                                                                              during the
                                                                                              first year,
                                                                                            decreasing 1.0%
                                                                                            annually to 0%
                                                                                               after the
                                                                                            fourth year (b)

Exchange fee.....................................................           None                 None                  None

--------------------------------------------------------------------------------
(a) Reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% deferred sales charge on redemptions within one year of purchase. See "Purchase and Sale of Shares--How to Buy Shares" -page 40.
(b) Class B shares of each Fund other than Premier Growth Fund automatically convert to Class A shares after eight years and the Class B shares of Premier Growth Fund convert to Class A shares after six years. See "Purchase and Sale of Shares--How to Buy Shares" -page 40.

                      Operating Expenses                                                      Examples
-------------------------------------------------------------      ---------------------------------------------------------------
Alliance Fund                 Class A     Class B     Class C                         Class A    Class B+    Class B++     Class C
                              -------     -------     -------                         -------    --------    ---------     -------
   Management fees              .71%        .71%        .71%       After 1 year        $ 53        $ 59         $ 19        $ 19
   12b-1 fees                   .19%       1.00%       1.00%       After 3 years       $ 74        $ 79         $ 59        $ 59
   Other expenses (a)           .15%        .18%        .16%       After 5 years       $ 98        $102         $102        $101
                               ----        ----        ----        After 10 years      $165        $199(b)      $199(b)     $220
   Total fund
      operating expenses       1.05%       1.89%       1.87%
                               ====        ====        ====
Growth Fund                   Class A     Class B     Class C                         Class A    Class B+    Class B++     Class C
                              -------     -------     -------                         -------    --------    ---------     -------
   Management fees              .75%        .75%        .75%       After 1 year        $ 56        $ 61         $ 21        $ 21
   12b-1 fees                   .30%       1.00%       1.00%       After 3 years       $ 83        $ 84         $ 64        $ 64
   Other expenses (a)           .30%        .30%        .30%       After 5 years       $113        $110         $110        $110
                               ----        ----        ----        After 10 years      $198        $220(b)      $220(b)     $239
   Total fund
      operating expenses       1.35%       2.05%       2.05%
                               ====        ====        ====
Premier Growth Fund           Class A     Class B     Class C                         Class A    Class B+    Class B++     Class C
                              -------     -------     -------                         -------    --------    ---------     -------
   Management fees             1.00%       1.00%       1.00%       After 1 year        $ 60        $ 65         $ 25        $ 25
   12b-1 fees                   .37%       1.00%       1.00%       After 3 years       $ 97        $ 97         $ 77        $ 77
   Other expenses (a)           .44%        .46%        .45%       After 5 years       $136        $131         $131        $131
                               ----        ----        ----        After 10 years      $246        $248(b)      $243(b)     $279
   Total fund
      operating expenses       1.81%       2.46%       2.45%
                               ====        ====        ====
Counterpoint Fund             Class A     Class B     Class C                         Class A    Class B+    Class B++     Class C
                              -------     -------     -------                         -------    --------    ---------     -------
   Management fees              .75%        .75%        .75%       After 1 year        $ 61        $ 68         $ 28        $ 27
   12b-1 fees                   .30%       1.00%       1.00%       After 3 years       $101        $105         $ 85        $ 83
   Other expenses (a)           .89%        .98%        .91%       After 5 years       $143        $144         $144        $141
                               ----        ----        ----        After 10 years      $259        $287(b)      $287(b)     $299
   Total fund
      operating expenses       1.94%       2.73%       2.66%
                               ====        ====        ====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 6.

                      Operating Expenses                                                      Examples
---------------------------------------------------------------    ---------------------------------------------------------------
Technology Fund                     Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                   1.00%     1.00%     1.00%     After 1 year       $ 59        $ 65        $ 25          $ 24
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $ 93        $ 96        $ 76          $ 75
   Other expenses (a)                 .36%      .43%      .41%     After 5 years      $129        $130        $130          $129
                                     ----      ----      ----      After 10 years     $231        $258(b)     $258(b)       $275
   Total fund
      operating expenses             1.66%     2.43%     2.41%
                                     ====      ====      ====
Quasar Fund                         Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                   1.00%     1.00%     1.00%     After 1 year       $ 59        $ 65        $ 25          $ 25
   12b-1 fees                         .21%     1.00%     1.00%     After 3 years      $ 93        $ 98        $ 78          $ 77
   Other expenses (a)                 .46%      .50%      .48%     After 5 years      $129        $133        $133          $132
                                     ----      ----      ----      After 10 years     $232        $263(b)     $263(b)       $282
   Total fund
      operating expenses             1.67%     2.50%     2.48%
                                     ====      ====      ====
International Fund                  Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                   1.00%     1.00%     1.00%     After 1 year       $ 59        $ 66        $ 26          $ 26
   12b-1 fees                         .18%     1.00%     1.00%     After 3 years      $ 95        $100        $ 80          $ 79
   Other expenses (a)                 .55%      .57%      .54%     After 5 years      $132        $137        $137          $135
                                     ----      ----      ----      After 10 years     $238        $270(b)     $270(b)       $288
   Total fund
      operating expenses             1.73%     2.57%     2.54%
                                     ====      ====      ====
Worldwide Privatization Fund        Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                   1.00%     1.00%     1.00%     After 1 year       $ 60        $ 65        $ 25          $ 25
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $ 96        $ 97        $ 77          $ 77
   Other expenses (a)                 .48%      .48%      .48%     After 5 years      $135        $132        $132          $132
                                     ----      ----      ----      After 10 years     $243        $264(b)     $264(b)       $282
   Total fund
      operating expenses             1.78%     2.48%     2.48%
                                     ====      ====      ====
New Europe Fund                     Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                   1.07%     1.07%     1.07%     After 1 year       $ 63        $ 68        $ 28          $ 28
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $105        $107        $ 87          $ 86
   Other expenses (a)                 .72%      .72%      .71%     After 5 years      $150        $147        $147          $147
                                     ----      ----      ----      After 10 years     $274        $295(b)     $295(b)       $311
   Total fund
      operating expenses             2.09%     2.79%     2.78%
                                     ====      ====      ====
All-Asia Investment Fund            Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                                                 After 1 year       $ 35        $ 75        $ 35          $ 35
     (after waiver) (c)              0.00%     0.00%     0.00%     After 3 years      $126        $127        $107          $107
   12b-1 fees                         .30%     1.00%     1.00%     After 5 years      $184        $182        $182          $182
   Other expenses                                                  After 10 years     $342        $362(b)     $362(b)       $377
      Administration fees
        (after waiver) (f)           0.00%     0.00%     0.00%
      Other operating expenses (a)
        (after reimbursement) (d)    2.20%     1.50%     1.50%
                                     ----      ----      ----
   Total other expenses              2.50%     2.50%     2.50%
                                     ----      ----      ----
   Total fund
      operating expenses (d)         2.80%     3.50%     3.50%
                                     ====      ====      ====
Global Small Cap Fund               Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                   1.00%     1.00%     1.00%     After 1 year       $ 67        $ 72        $ 32          $ 33
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $118        $119        $ 99          $100
   Other expenses (a)                1.24%     1.20%     1.25%     After 5 years      $172        $167        $167          $170
                                     ----      ----      ----      After 10 years     $318        $335(b)     $335(b)       $355
   Total fund
      operating expenses (g)         2.54%     3.20%     3.25%
                                     ====      ====      ====
Strategic Balanced Fund             Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees
      (after waiver) (c)              .45%      .45%      .45%     After 1 year       $ 56        $ 61        $ 21          $ 21
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $ 85        $ 86        $ 66          $ 66
   Other expenses (a)                                              After 5 years      $116        $113        $113          $113
      (after reimbursement) (d)       .65%      .65%      .65%     After 10 years     $203        $225(b)     $225(b)       $243
                                     ----      ----      ----
   Total fund
      operating expenses (d)         1.40%     2.10%     2.10%
                                     ====      ====      ====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 6.

                      Operating Expenses                                                      Examples
---------------------------------------------------------------    ---------------------------------------------------------------
Balanced Shares                     Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                    .63%      .63%      .63%     After 1 year       $ 55         $ 61        $ 21          $ 21
   12b-1 fees                         .24%     1.00%     1.00%     After 3 years      $ 83         $ 86        $ 66          $ 65
   Other expenses (a)                 .45%      .48%      .46%     After 5 years      $112         $113        $113          $112
                                     ----      ----      ----      After 10 years     $195         $224(b)     $224(b)       $242
   Total fund
      operating expenses             1.32%     2.11%     2.09%
                                     ====      ====      ====
Income Builder Fund                 Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                    .75%      .75%      .75%     After 1 year       $ 67         $ 71        $ 31          $ 27
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $118         $115        $ 95          $ 83
   Other expenses (a)                1.47%     1.34%      .92%     After 5 years      $171         $162        $162          $141
                                     ----      ----      ----      After 10 years     $316         $327(b)     $327(b)       $300
   Total fund
      operating expenses             2.52%     3.09%     2.67%
                                     ====      ====      ====
Utility Income Fund                 Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                    .75%      .75%      .75%     After 1 year       $ 57         $ 62        $ 22          $ 22
   12b-1 fees                         .30%     1.00%     1.00%     After 3 years      $ 88         $ 89        $ 69          $ 69
   Other expenses (a)                 .45%      .45%      .45%     After 5 years      $121         $118        $118          $118
                                     ----      ----      ----      After 10 years     $214         $236(b)     $236(b)       $253
   Total fund
      operating expenses (e)         1.50%     2.20%     2.20%
                                     ====      ====      ====
Growth and Income Fund              Class A   Class B   Class C                      Class A     Class B+    Class B++     Class C
                                    -------   -------   -------                      -------     --------    ---------     -------
   Management fees                    .53%      .53%      .53%     After 1 year       $ 53         $ 59        $ 19          $ 19
   12b-1 fees                         .20%     1.00%     1.00%     After 3 years      $ 74         $ 78        $ 58          $ 58
   Other expenses (a)                 .30%      .32%      .31%     After 5 years      $ 97         $100        $100          $100
                                     ----      ----      ----      After 10 years     $163         $195(b)     $195(b)       $216
   Total fund
      operating expenses             1.03%     1.85%     1.84%
                                     ====      ====      ====

--------------------------------------------------------------------------------
  + Assumes redemption at end of period.
 ++ Assumes no redemption at end of period.
(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.
(b) Assumes Class B shares converted to Class A shares after eight years, or six years with respect to Premier Growth Fund.

(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be .75% for Strategic Balanced Fund and 1.00% for All-Asia Investment Fund.
(d) Net of voluntary fee waiver and expense reimbursement. In the absence of such waiver and reimbursement, other expenses for Strategic Balanced Fund would have been .76%, .74% and .75%, respectively, for Class A, Class B and Class C shares, and total fund operating expenses for Strategic Balanced Fund would have been 1.81%, 2.49% and 2.50%, respectively, for Class A, Class B and Class C shares. In the absence of such waiver and reimbursements, other expenses for All-Asia Investment Fund would have been 7.81%, 7.83% and 7.83%, respectively for Class A, Class B and Class C shares, and total fund operating expenses for All-Asia Investment Fund would have been 9.26%, 9.98% and 9.98%, respectively, for Class A, Class B and Class C shares.
(e) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 13.72%, 14.42% and 14.42%, respectively, for Class A, Class B and Class C shares.

(f) Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement net of voluntary fee waiver. In the absence of such fee waiver, the administration fee would be .15%.
(g) Net of expense reimbursements. Absent of expense reimbursements, total fund operating expenses for Global Small Cap Fund would be 2.61%, 3.27% and 3.31%, respectively, for Class A, Class B and Class C shares.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. See "Management of the Funds--Distribution Services Agreements." The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. The information shown in the table for Alliance Fund, Growth Fund and Technology Fund reflects annualized expenses based on the Fund's most recent fiscal periods. The information shown in the table for Alliance Premier Growth Fund and All-Asia Investment Fund reflects estimated annualized expenses for the Fund's current fiscal period. "Total Fund Operating Expenses" for Utility Income Fund are based on estimated amounts for the Funds' current fiscal year. See "Management of the Funds." "Other Expenses" for Class A, Class B and Class C shares of All-Asia Investment Fund and Worldwide Privatization Fund are based on estimated amounts for each Fund's current fiscal year. The management fee rates of Growth Fund, Premier Growth Fund, Counterpoint Fund, Strategic Balanced Fund, Technology Fund, International Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Income Builder Fund, Utility Income Fund and Global Small Cap Fund are higher than those paid by most other investment companies, but Alliance believes the fees are comparable to those paid by investment companies of similar investment orientation. The expense ratios for Class B and Class C shares of Counterpoint Fund, Technology Fund and Quasar Fund, and for each Class of shares of Global Small Cap Fund and Worldwide Privatization Fund, are higher than the expense ratios of most other mutual funds, but are comparable to the expense ratios of mutual funds whose shares are similarly priced. The examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------


The tables on the following pages present, for each Fund, per share income and capital changes for a share outstanding throughout each period indicated. The information in the tables for Alliance Fund, Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund and Growth and Income Fund has, except as noted otherwise, been audited by Price Waterhouse LLP, the independent accountants for each Fund, and for Counterpoint Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Global Small Cap Fund and Income Builder Fund by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.

Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Prospectus.

                                    Net                                Net              Net
                                   Asset                          Realized and        Increase
                                   Value                           Unrealized      (Decrease) In   Dividends From  Distributions
                               Beginning Of    Net Investment    Gain (Loss) On   Net Asset Value  Net Investment     From Net
  Fiscal Year or Period           Period        Income (Loss)      Investments    From Operations      Income      Realized Gains
  ---------------------        ------------    --------------    --------------   ---------------  --------------  --------------
All-Asia Investment Fund
   Class A
   11/28/94+ to 4/30/95+++...     $ 10.00        $  .11 (c)        $  .13             $  .24           $ 0.00          $ 0.00
   Class B
   11/28/94+ to 4/30/95+++...     $ 10.00        $  .09 (c)        $  .13             $  .22           $ 0.00          $ 0.00
   Class C
   11/28/94+ to 4/30/95+++...     $ 10.00        $  .08 (c)        $  .16             $  .24           $ 0.00          $ 0.00
Alliance Fund
   Class A
   12/1/94 to 5/31/95+++.....     $  6.63        $  .01            $  .81             $  .82           $ (.01)        $ (1.00)
   1/1/94 to 11/30/94**......        6.85           .01              (.23)              (.22)            0.00            0.00
   Year ended 12/31/93.......        6.68           .02               .93                .95             (.02)           (.76)
   Year ended 12/31/92.......        6.29           .05               .87                .92             (.05)           (.48)
   Year ended 12/31/91.......        5.22           .07              1.70               1.77             (.07)           (.63)
   Year ended 12/31/90.......        6.87           .09              (.32)              (.23)            (.18)          (1.24)
   Year ended 12/31/89.......        5.60           .12              1.19               1.31             (.04)           0.00
   Year ended 12/31/88.......        5.15           .08               .80                .88             (.08)           (.35)
   Year ended 12/31/87.......        6.87           .08               .27                .35             (.13)          (1.94)
   Year ended 12/31/86.......       11.15           .11               .87                .98             (.10)          (5.16)
   Year ended 12/31/85.......        9.18           .20              2.51               2.71             (.23)           (.51)
   Class B
   12/1/94 to 5/31/95+++.....     $  6.50        $  .05            $  .72             $  .77           $ 0.00         $ (1.00)
   1/1/94 to 11/30/94**......        6.76          (.03)             (.23)              (.26)            0.00            0.00
   Year ended 12/31/93.......        6.64          (.03)              .91                .88             0.00            (.76)
   Year ended 12/31/92.......        6.27          (.01)(b)           .87                .86             (.01)           (.48)
   3/4/91++ to 12/31/91......        6.14           .01 (b)           .79                .80             (.04)           (.63)
   Class C
   12/1/94 to 5/31/95+++.....     $  6.50        $ (.10)           $  .87             $  .77           $ 0.00         $ (1.00)
   1/1/94 to 11/30/94**......        6.77          (.03)             (.24)              (.27)            0.00            0.00
   5/3/93++ to 12/31/93......        6.67          (.02)              .88                .86             0.00            (.76)
Growth Fund (i)
   Class A
   11/1/94 to 4/30/95+++.....     $ 25.08        $  .08            $  .88             $  .96           $ (.11)        $  (.41)
   5/1/94 to 10/31/94**......       23.89           .09              1.10               1.19             0.00            0.00
   Year ended 4/30/94........       22.67          (.01)(c)          3.55               3.54             0.00           (2.32)
   Year ended 4/30/93........       20.31           .05 (c)          3.68               3.73             (.14)          (1.23)
   Year ended 4/30/92........       17.94           .29 (c)          3.95               4.24             (.26)          (1.61)
   9/4/90++ to 4/30/91.......       13.61           .17 (c)          4.22               4.39             (.06)           0.00
   Class B
   11/1/94 to 4/30/95+++.....     $ 21.21        $ 0.00            $  .74             $  .74           $ (.01)        $  (.41)
   5/1/94 to 10/31/94**......       20.27           .01               .93                .94             0.00            0.00
   Year ended 4/30/94........       19.68          (.07)(c)          2.98               2.91             0.00           (2.32)
   Year ended 4/30/93........       18.16          (.06)(c)          3.23               3.17             (.03)          (1.62)
   Year ended 4/30/92........       16.88           .17 (c)          3.67               3.84             (.21)          (2.35)
   Year ended 4/30/91........       14.38           .08 (c)          3.22               3.30             (.09)           (.71)
   Year ended 4/30/90........       14.13           .01 (b)(c)       1.26               1.27             0.00           (1.02)
   Year ended 4/30/89........       12.76          (.01)(c)          2.44               2.43             0.00           (1.06)
   10/23/87+ to 4/30/88......       10.00          (.02)(c)          2.78               2.76             0.00            0.00
   Class C
   11/1/94 to 4/30/95+++.....     $ 21.22        $ 0.00            $  .73             $  .73           $ (.01)        $  (.41)
   5/1/94 to 10/31/94**......       20.28           .01               .93                .94             0.00            0.00
   8/2/93++ to 4/30/94.......       21.47          (.02)(c)          1.15               1.13             0.00           (2.32)
Premier Growth Fund
   Class A
   12/1/94 to 5/31/95+++.....     $ 11.41        $ (.02)           $ 2.15             $ 2.13           $ 0.00         $  (.67)
   Year ended 11/30/94.......       11.78          (.09)             (.28)              (.37)            0.00            0.00
   Year ended 11/30/93.......       10.79          (.05)             1.05               1.00             (.01)           0.00
   9/28/92+ to 11/30/92......       10.00           .01               .78                .79             0.00            0.00
   Class B
   12/1/94 to 5/31/95+++.....     $ 11.29        $ (.05)           $ 2.13             $ 2.08           $ 0.00         $  (.67)
   Year ended 11/30/94.......       11.72          (.15)             (.28)              (.43)            0.00            0.00
   Year ended 11/30/93.......       10.79          (.10)             1.03                .93             0.00            0.00
   9/28/92+ to 11/30/92......       10.00          0.00               .79                .79             0.00            0.00
   Class C
   12/1/94 to 5/31/95+++.....     $ 11.30        $ (.05)           $ 2.13             $ 2.08           $ 0.00         $  (.67)
   Year ended 11/30/94.......       11.72          (.09)             (.33)              (.42)            0.00
   5/3/93++ to 11/30/93......       10.48          (.05)             1.29               1.24             0.00            0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 16.

                                        Total          Net Assets                      Ratio Of Net
        Total          Net Asset      Investment       At End Of        Ratio Of        Investment
      Dividends          Value       Return Based        Period         Expenses       Income (Loss)
         And            End Of       on Net Asset        (000's        To Average       To Average        Portfolio
    Distributions       Period         Value (a)        omitted)       Net Assets       Net Assets      Turnover Rate
    -------------      ---------     ------------      ----------      ----------      -------------    -------------
       $ 0.00           $10.24          2.40%          $    1,917           .19%*          3.44%*            51%

       $ 0.00           $10.22          2.20%          $    3,019           .90%*          2.73%*            51%

       $ 0.00           $10.24          2.40%          $      185           .71%*          2.87%*            51%


       $(1.01)          $ 6.44         15.01%          $  812,401          1.07%*           .44%*            41%
         0.00             6.63         (3.21)             760,679          1.05*            .21*             63
         (.78)            6.85         14.26              831,814          1.01             .27              66
         (.53)            6.68         14.70              794,733           .81             .79              58
         (.70)            6.29         33.91              748,226           .83            1.03              74
        (1.42)            5.22         (4.36)             620,374           .81            1.56              71
         (.04)            6.87         23.42              837,429           .75            1.79              81
         (.43)            5.60         17.10              760,619           .82            1.38              65
        (2.07)            5.15          4.90              695,812           .76            1.03             100
        (5.26)            6.87         12.60              652,009           .61            1.39              46
         (.74)           11.15         31.52              710,851           .59            1.96              62

       $(1.00)          $ 6.27         14.36%          $   22,603          1.88%*          (.32)%*           41%
         0.00             6.50         (3.85)              18,138          1.89*           (.60)*            63
         (.76)            6.76         13.28               12,402          1.90            (.64)             66
         (.49)            6.64         13.75                3,825          1.64            (.04)             58
         (.67)            6.27         13.10                  852          1.64*            .10*             74

       $(1.00)          $ 6.27         14.36%          $    6,868          1.91%*          (.38)%*           41%
         0.00             6.50         (3.99)               6,230          1.87*           (.59)*            63
         (.76)            6.77         13.95                4,006          1.94*           (.74)*            66


       $ (.52)          $25.52          4.04%          $  213,281          1.37%*           .69%*            25%
         0.00            25.08          4.98              167,800          1.35*            .86*             24
        (2.32)           23.89         15.66              102,406          1.40 (f)         .32              87
        (1.37)           22.67         18.89               13,889          1.40 (f)         .20             124
        (1.87)           20.31         23.61                8,228          1.40 (f)        1.44             137
         (.06)           17.94         32.40                  713          1.40*(f)        1.99*            130

       $ (.42)          $21.53          3.68%          $1,051,753          2.07%*          (.01)%*           25%
         0.00            21.21          4.64              751,521          2.05*            .16*             24
        (2.32)           20.27         14.79              394,227          2.10 (f)        (.36)             87
        (1.65)           19.68         18.16               56,704          2.15 (f)        (.53)            124
        (2.56)           18.16         22.75               37,845          2.15 (f)         .78             137
         (.80)           16.88         24.72               22,710          2.10 (f)         .56             130
        (1.02)           14.38          8.81               15,800          2.00 (f)         .07             165
        (1.06)           14.13         20.31                7,672          2.00 (f)        (.03)            139
         0.00            12.76         27.60                1,938          2.00*(f)        (.40)*            52

       $ (.42)          $21.53          3.63%          $  154,857          2.07%*          (.01)%*           25%
         0.00            21.22          4.64              114,455          2.05*            .16*             24
        (2.32)           20.28          5.27               64,030          2.10*(f)        (.31)*            87


       $ (.67)          $12.87         19.94%          $   41,921          1.92%*          (.36)%*           58%
         0.00            11.41         (3.14)              35,146          1.96            (.67)             98
         (.01)           11.78          9.26               40,415          2.18            (.61)             68
         0.00            10.79          7.90                4,893          2.17*(f)         .91*(f)           0

       $ (.67)          $12.70         19.70%          $  157,167          2.43%*          (.88)%*           58%
         0.00            11.29         (3.67)             139,988          2.47           (1.19)             98
         0.00            11.72          8.64              151,600          2.70           (1.14)             68
         0.00            10.79          7.90               19,941          2.68*(f)         .35*(f)           0

       $ (.67)          $12.71         19.68%          $    8,638          2.42%*          (.87)%*           58%
         0.00            11.30         (3.58)               7,332          2.47           (1.16)             98
         0.00            11.72         11.83                3,899          2.79*          (1.35)*            68

--------------------------------------------------------------------------------

                                    Net                                Net              Net
                                   Asset                          Realized and        Increase
                                   Value                           Unrealized      (Decrease) In   Dividends From  Distributions
                               Beginning Of    Net Investment    Gain (Loss) On   Net Asset Value  Net Investment     From Net
  Fiscal Year or Period           Period        Income (Loss)      Investments    From Operations      Income      Realized Gains
  ---------------------        ------------    --------------    --------------   ---------------  --------------  --------------
Counterpoint Fund
   Class A
   10/1/94 to 3/31/95+++.....     $17.14           $(.07)           $ 1.31            $ 1.24            $0.00          $(2.62)
   Year ended 9/30/94........      20.89            (.10)             (.82)             (.92)            0.00           (2.83)
   Year ended 9/30/93........      19.45            (.01)             2.60              2.59             (.04)          (1.11)
   Year ended 9/30/92........      19.08             .13              1.76              1.89             (.16)          (1.36)
   Year ended 9/30/91........      15.18             .17              4.92              5.09             (.20)           (.99)
   Year ended 9/30/90........      19.86             .23             (3.63)            (3.40)            (.20)          (1.08)
   Year ended 9/30/89........      15.02             .21              5.30              5.51             (.23)           (.44)
   Year ended 9/30/88........      18.05             .27             (2.09)            (1.82)            (.26)           (.95)
   Year ended 9/30/87........      14.26             .26              4.20              4.46             (.36)           (.31)
   Year ended 9/30/86........      10.98             .37              3.31              3.68             (.35)           (.09)
   2/28/85+ to 9/30/85.......      10.00             .13               .85               .98             0.00            0.00
   Class B
   10/1/94 to 3/31/95+++.....     $16.94           $(.07)           $ 1.23            $ 1.16            $0.00          $(2.62)
   Year ended 9/30/94........      20.82            (.08)             (.97)            (1.05)            0.00           (2.83)
   5/3/93++ to 9/30/93.......      18.51            (.07)             2.38              2.31             0.00            0.00
   Class C
   10/1/94 to 3/31/95+++.....     $16.95           $(.10)           $ 1.26            $ 1.16            $0.00          $(2.62)
   Year ended 9/30/94........      20.83            (.14)             (.91)            (1.05)            0.00           (2.83)
   5/3/93++ to 9/30/93.......      18.51            (.05)             2.37              2.32             0.00            0.00
Technology Fund
   Class A
   12/1/94 to 5/31/95+++.....     $31.98           $(.11)           $ 7.94            $ 7.83            $0.00          $(3.17)
   1/1/94 to 11/30/94**......      26.12            (.32)             6.18              5.86             0.00            0.00
   Year ended 12/31/93.......      28.20            (.29)             6.39              6.10             0.00           (8.18)
   Year ended 12/31/92.......      26.38            (.22)(b)          4.31              4.09             0.00           (2.27)
   Year ended 12/31/91.......      19.44            (.02)            10.57             10.55             0.00           (3.61)
   Year ended 12/31/90.......      21.57            (.03)             (.56)             (.59)            0.00           (1.54)
   Year ended 12/31/89.......      20.35            0.00              1.22              1.22             0.00            0.00
   Year ended 12/31/88.......      20.22            (.03)              .16               .13             0.00            0.00
   Year ended 12/31/87.......      23.11            (.10)             4.54              4.44             0.00           (7.33)
   Year ended 12/31/86.......      20.64            (.14)             2.62              2.48             (.01)           0.00
   Year ended 12/31/85.......      16.52             .02              4.30              4.32             (.20)           0.00
   Class B
   12/1/94 to 5/31/95+++.....     $31.61           $(.14)           $ 7.75            $ 7.61            $0.00          $(3.17)
   1/1/94 to 11/30/94**......      25.98            (.23)             5.86              5.63             0.00            0.00
   5/3/93++ to 12/31/93......      27.44            (.12)             6.84              6.72             0.00           (8.18)
   Class C
   12/1/94 to 5/31/95+++.....     $31.61           $(.18)           $ 7.79            $ 7.61            $0.00          $(3.17)
   1/1/94 to 11/30/94**......      25.98            (.24)             5.87              5.63             0.00            0.00
   5/3/93++ to 12/31/93......      27.44            (.13)             6.85              6.72             0.00           (8.18)
Quasar Fund
   Class A
   10/1/94 to 3/31/95+++.....     $22.65           $(.13)           $  .54           $   .41            $0.00          $(3.86)
   Year ended 9/30/94........      24.43            (.60)             (.36)             (.96)            0.00            (.82)
   Year ended 9/30/93........      19.34            (.41)             6.38              5.97             0.00            (.88)
   Year ended 9/30/92........      21.27            (.24)            (1.53)            (1.77)            0.00            (.16)
   Year ended 9/30/91........      15.67            (.05)             5.71              5.66             (.06)           0.00
   Year ended 9/30/90........      24.84             .03 (b)         (7.18)            (7.15)            0.00           (2.02)
   Year ended 9/30/89........      17.60             .02 (b)          7.40              7.42             0.00            (.18)
   Year ended 9/30/88........      24.47            (.08)            (2.08)            (2.16)            0.00           (4.71)
   Year ended 9/30/87(d).....      21.80            (.14)             5.88              5.74             0.00           (3.07)
   Year ended 9/30/86(d).....      17.25            0.00              5.54              5.54             (.03)           (.96)
   Year ended 9/30/85(d).....      14.67             .04              2.87              2.91             (.11)           (.22)
   Class B
   10/1/94 to 3/31/95+++.....     $21.92           $(.19)           $  .50           $   .31            $0.00          $(3.86)
   Year ended 9/30/94........      23.88            (.53)             (.61)            (1.14)            0.00            (.82)
   Year ended 9/30/93........      19.07            (.18)             5.87              5.69             0.00            (.88)
   Year ended 9/30/92........      21.14            (.39)            (1.52)            (1.91)            0.00            (.16)
   Year ended 9/30/91........      15.66            (.13)             5.67              5.54             (.06)           0.00
   9/17/90++ to 9/30/90......      17.17            (.01)            (1.50)            (1.51)            0.00            0.00
   Class C
   10/1/94 to 3/31/95+++.....     $21.92           $(.20)           $  .53           $   .33            $0.00          $(3.86)
   Year ended 9/30/94........      23.88            (.36)             (.78)            (1.14)            0.00            (.82)
   5/3/93++ to 9/30/93.......      20.33            (.10)             3.65              3.55             0.00            0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 16.

                                        Total          Net Assets                      Ratio Of Net
        Total          Net Asset      Investment       At End Of        Ratio Of        Investment
      Dividends          Value       Return Based        Period         Expenses       Income (Loss)
         And            End Of       on Net Asset        (000's        To Average       To Average        Portfolio
    Distributions       Period         Value (a)        omitted)       Net Assets       Net Assets      Turnover Rate
    -------------      ---------     ------------      ----------      ----------      -------------    -------------

        $(2.62)         $15.76            9.07%         $ 36,714          2.23%*            (.84)%*             8%
         (2.83)          17.14           (4.91)           42,712          1.94              (.43)              25
         (1.15)          20.89           13.76            67,356          1.79              (.04)              48
         (1.52)          19.45           10.76            70,876          1.62               .79               39
         (1.19)          19.08           35.39            59,690          1.64              1.02               38
         (1.28)          15.18          (17.91)           49,198          1.72              1.38               57
          (.67)          19.86           38.25            60,478          1.69              1.28               37
         (1.21)          15.02           (8.94)           44,789          1.76              1.93               33
          (.67)          18.05           32.24            57,752          1.64 (f)          1.68 (f)           24
          (.40)          14.26           34.00            36,713          1.55 (f)          2.88 (f)           17
          0.00           10.98            9.80            22,365          1.50*(f)          3.20*(f)            6

        $(2.62)         $15.48            8.67%         $  1,303          3.03%*           (1.57)%*             8%
         (2.83)          16.94           (5.63)              527          2.73             (1.17)              25
          0.00           20.82           12.48               120          3.35*            (1.60)*             48

        $(2.62)         $15.49            8.66%         $    483          2.94%*           (1.54)%*             8%
         (2.83)          16.95           (5.62)              418          2.66             (1.11)              25
          0.00           20.83           12.53               242          3.22*            (1.34)*             48


        $(3.17)         $36.64           27.21%         $255,131          1.59%*            (.65)%*            23%
          0.00           31.98           22.43           202,929          1.66*            (1.22)*             55
         (8.18)          26.12           21.63           173,732          1.73             (1.32)              64
         (2.27)          28.20           15.50           173,566          1.61              (.90)              73
         (3.61)          26.38           54.24           191,693          1.71              (.20)             134
         (1.54)          19.44           (3.08)          131,843          1.77              (.18)             147
          0.00           21.57            6.00           141,730          1.66               .02              139
          0.00           20.35            0.64           169,856          1.42(f)           (.16)(f)          139
         (7.33)          20.22           19.16           167,608          1.31(f)           (.56)(f)          248
          (.01)          23.11           12.03           147,733          1.13(f)           (.57)(f)          141
          (.20)          20.64           26.24           147,114          1.14(f)            .07 (f)          259

        $(3.17)         $36.05           26.80%         $ 88,367          2.47%*           (1.51)%*            23%
          0.00           31.61           21.67            18,397          2.43*            (1.95)*             55
         (8.18)          25.98           24.49             1,645          2.57*            (2.30)*             64

        $(3.17)         $36.05           26.80%         $ 16,555          2.45%*           (1.49)%*            23%
          0.00           31.61           21.67             7,470          2.41*            (1.94)*             55
         (8.18)          25.98           24.49             1,096          2.52*            (2.25)*             64


        $(3.86)         $19.20            3.89%         $131,172          1.80%*           (1.26)%*            80%
          (.82)          22.65           (4.05)          155,470          1.67             (1.15)             110
          (.88)          24.43           31.58           228,874          1.65             (1.00)             102
          (.16)          19.34           (8.34)          252,140          1.62              (.89)             128
          (.06)          21.27           36.28           333,806          1.64              (.22)             118
         (2.02)          15.67          (30.81)          251,102          1.66               .16               90
          (.18)          24.84           42.68           263,099          1.73               .10               90
         (4.71)          17.60           (8.61)           90,713          1.28(f)           (.40)(f)           58
         (3.07)          24.47           29.61           134,676          1.18(f)           (.56)(f)           76
          (.99)          21.80           33.79           144,959          1.18               .02               84
          (.33)          17.25           20.29            77,067          1.18               .22               77

        $(3.86)         $18.37            3.52%         $ 12,876          2.63%*           (2.08)%*            80%
          (.82)          21.92           (4.92)           13,901          2.50             (1.98)             110
          (.88)          23.88           30.53            16,779          2.46             (1.81)             102
          (.16)          19.07           (9.05)            9,454          2.42             (1.67)             128
          (.06)          21.14           35.54             7,346          2.41             (1.28)             118
          0.00           15.66           (8.79)               71          2.09*             (.26)*             90

        $(3.86)         $18.39            3.62%         $  1,032          2.59%*           (2.06)%*            80%
          (.82)          21.92           (4.92)            1,220          2.48             (1.96)             110
          0.00           23.88           17.46               118          2.49*            (1.90)*            102

--------------------------------------------------------------------------------

                                    Net                                Net              Net
                                   Asset                          Realized and        Increase
                                   Value                           Unrealized      (Decrease) In   Dividends From  Distributions
                               Beginning Of    Net Investment    Gain (Loss) On   Net Asset Value  Net Investment     From Net
  Fiscal Year or Period           Period        Income (Loss)      Investments    From Operations      Income      Realized Gains
  ---------------------        ------------    --------------    --------------   ---------------  --------------  --------------
International Fund
   Class A
   Year ended 6/30/95.......       $18.38          $ .04            $   .01           $  .05            $0.00          $(1.62)
   Year ended 6/30/94.......        16.01           (.09)              3.02             2.93             0.00            (.56)
   Year ended 6/30/93.......        14.98           (.01)              1.17             1.16             (.04)           (.09)
   Year ended 6/30/92.......        14.00            .01 (b)           1.04             1.05             (.07)           0.00
   Year ended 6/30/91.......        17.99            .05              (3.54)           (3.49)            (.03)           (.47)
   Year ended 6/30/90.......        17.24            .03               2.87             2.90             (.04)          (2.11)
   Year ended 6/30/89.......        16.09            .05               3.73             3.78             (.13)          (2.50)
   Year ended 6/30/88.......        23.70            .17              (1.22)           (1.05)            (.21)          (6.35)
   Year ended 6/30/87.......        22.02            .15               4.31             4.46             (.03)          (2.75)
   Year ended 6/30/86.......        11.94            .02              10.50            10.52             (.03)           (.41)
   Class B
   Year ended 6/30/95.......       $17.90          $(.01)           $  (.08)         $  (.09)           $0.00          $(1.62)
   Year ended 6/30/94.......        15.74           (.19) (b)          2.91             2.72             0.00            (.56)
   Year ended 6/30/93.......        14.81           (.12)              1.14             1.02             0.00            (.09)
   Year ended 6/30/92.......        13.93           (.11) (b)          1.02              .91             (.03)           0.00
   9/17/90++ to 6/30/91.....        15.52            .03              (1.12)           (1.09)            (.03)           (.47)
   Class C
   Year ended 6/30/95.......       $17.91          $(.14)           $   .05          $  (.09)           $0.00          $(1.62)
   Year ended 6/30/94.......        15.74           (.11)              2.84             2.73             0.00            (.56)
   5/3/93++ to 6/30/93......        15.93           0.00               (.19)            (.19)            0.00            0.00
Worldwide Privatization Fund
   Class A
   Year ended 6/30/95.......       $ 9.75          $ .06             $  .37           $  .43            $0.00          $ 0.00
   6/2/94+ to 6/30/94.......        10.00            .01               (.26)            (.25)            0.00            0.00
   Class B
   Year ended 6/30/95.......       $ 9.74          $ .02             $  .34           $  .36            $0.00          $ 0.00
   6/2/94+ to 6/30/94.......        10.00            .00               (.26)            (.26)            0.00            0.00
   Class C
   2/8/95++ to 6/30/95......       $ 9.53          $ .05             $  .52           $  .57            $0.00          $ 0.00
New Europe Fund
   Class A
   Year ended 7/31/95.......       $12.66          $ .04             $ 2.50           $ 2.54           $ (.09)         $ 0.00
   Period ended 7/31/94**...        12.53            .09                .04              .13             0.00            0.00
   Year ended 2/28/94.......         9.37            .02 (b)           3.14             3.16             0.00            0.00
   Year ended 2/28/93.......         9.81            .04               (.33)            (.29)            (.15)           0.00
   Year ended 2/29/92.......         9.76            .02 (b)            .05              .07             (.02)           0.00
   4/2/90+ to 2/28/91.......        11.11 (e)        .26               (.91)            (.65)            (.26)           (.44)
   Class B
   Year ended 7/31/95.......       $12.41          $(.05)            $ 2.44           $ 2.39           $ (.09)         $ 0.00
   Period ended 7/31/94**...        12.32            .07                .02              .09             0.00            0.00
   Year ended 2/28/94.......         9.28           (.05) (b)          3.09             3.04             0.00            0.00
   Year ended 2/28/93.......         9.74           (.02)              (.33)            (.35)            (.11)           0.00
   3/5/91++ to 2/29/92......         9.84           (.04) (b)          (.04)            (.08)            (.02)           0.00
   Class C
   Year ended 7/31/95.......       $12.42          $(.07)            $ 2.46           $ 2.39           $ (.09)         $ 0.00
   Period ended 7/31/94**...        12.33            .06                .03              .09             0.00            0.00
   5/3/93++ to 2/28/94......        10.21           (.04) (b)          2.16             2.12             0.00            0.00
Global Small Cap Fund
   Class A
   Year ended 7/31/95.......       $11.08          $(.09)            $ 1.50           $ 1.41            $0.00          $(2.11) (k)
   Period ended 7/31/94**...        11.24           (.15)              (.01)            (.16)            0.00            0.00
   Year ended 9/30/93.......         9.33           (.15)              2.49             2.34             0.00            (.43)
   Year ended 9/30/92.......        10.55           (.16)             (1.03)           (1.19)            0.00            (.03)
   Year ended 9/30/91.......         8.26           (.06)              2.35             2.29             0.00            0.00
   Year ended 9/30/90.......        15.54           (.05) (b)         (4.12)           (4.17)            0.00           (3.11)
   Year ended 9/30/89.......        11.41           (.03)              4.25             4.22             0.00            (.09)
   Year ended 9/30/88.......        15.07           (.05)             (1.83)           (1.88)            0.00           (1.78)
   Year ended 9/30/87.......        15.47           (.07)              4.19             4.12             (.04)          (4.48)
   Year ended 9/30/86.......        12.94            .05               3.74             3.79             (.04)          (1.22)
   Class B
   Year ended 7/31/95.......       $10.78          $(.12)            $ 1.40           $ 1.28            $0.00          $(2.11) (k)
   Period ended 7/31/94**...        11.00           (.17) (b)          (.05)            (.22)            0.00            0.00
   Year ended 9/30/93.......         9.20           (.15)              2.38             2.23             0.00            (.43)
   Year ended 9/30/92.......        10.49           (.20)             (1.06)           (1.26)            0.00            (.03)
   Year ended 9/30/91.......         8.26           (.07)              2.30             2.23             0.00            0.00
   9/17/90++ to 9/30/90.....         9.12           (.01)              (.85)            (.86)            0.00            0.00
   Class C
   Year ended 7/31/95.......       $10.79          $(.17)            $ 1.45           $ 1.28            $0.00          $(2.11) (k)
   Period ended 7/31/94**...        11.00           (.17) (b)          (.04)            (.21)            0.00            0.00
   5/3/93++ to 9/30/93......         9.86           (.05)              1.19             1.14             0.00            0.00

--------------------------------------------------------------------------------

Please refer to the footnotes on page 16.

                                        Total          Net Assets                      Ratio Of Net
        Total          Net Asset      Investment       At End Of        Ratio Of        Investment
      Dividends          Value       Return Based        Period         Expenses       Income (Loss)
         And            End Of       on Net Asset        (000's        To Average       To Average        Portfolio
    Distributions       Period         Value (a)        omitted)       Net Assets       Net Assets      Turnover Rate
    -------------      ---------     ------------      ----------      ----------      -------------    -------------

      $(1.62)           $16.81            .59%          $165,584            1.73%             .26%            119%
        (.56)            18.38          18.68            201,916            1.90             (.50)             97
        (.13)            16.01           7.86            161,048            1.88             (.14)             94
        (.07)            14.98           7.52            179,807            1.82              .07              72
        (.50)            14.00         (19.34)           214,442            1.73              .37              71
       (2.15)            17.99          16.98            265,999            1.45              .33              37
       (2.63)            17.24          27.65            166,003            1.41              .39              87
       (6.56)            16.09          (4.20)           132,319            1.41              .84              55
       (2.78)            23.70          23.05            194,716            1.30              .77              58
        (.44)            22.02          90.87            139,326            1.29              .16              62

      $(1.62)           $16.19           (.22)%         $ 48,998            2.57%            (.62)%           119%
        (.56)            17.90          17.65             29,943            2.78            (1.15)             97
        (.09)            15.74           6.98              6,363            2.70             (.96)             94
        (.03)            14.81           6.54              5,585            2.68             (.70)             72
        (.50)            13.93          (6.97)             3,515            3.39*             .84*             71

      $(1.62)           $16.20           (.22)%         $ 19,395            2.54%            (.88)%           119%
        (.56)            17.91           17.72            13,503            2.78            (1.12)             97
        0.00             15.74          (1.19)               229            2.57*             .08*             94


      $ 0.00            $10.18           4.41%          $ 13,535            2.56%             .66%             36%
        0.00              9.75          (2.50)             4,990            2.75*            1.03*              0

      $ 0.00            $10.10           3.70%          $ 79,359            3.27%             .01%             36%
        0.00              9.74          (2.60)            22,859            3.45*             .33*              0

      $ 0.00            $10.10           5.98%          $    338           3.27%*           2.65%*             36%


      $ (.09)           $15.11          20.22%          $ 86,112            2.09%             .37%             74%
        0.00             12.66           1.04             86,739            2.06*            1.85*             35
        0.00             12.53          33.73             90,372            2.30              .17              94
        (.15)             9.37          (2.82)            79,285            2.25              .47             125
        (.02)             9.81            .74            108,510            2.24              .16              34
        (.70)             9.76          (5.63)           188,016            1.52*            2.71*             48

      $ (.09)           $14.71          19.42%          $ 34,527            2.79%           (.33)%             74%
        0.00             12.41            .73             31,404            2.76*            1.15*             35
        0.00             12.32          32.76             20,729            3.02             (.52)             94
        (.11)             9.28          (3.49)             1,732            3.00             (.50)            125
        (.02)             9.74            .03              1,423            3.02*           (.71)*             34

      $ (.09)           $14.72          19.40%          $  7,802            2.78%            (.33)%            74%
        0.00             12.42            .73             11,875            2.76*            1.15*             35
        0.00             12.33          20.77             10,886            3.00*            (.52)*            94


      $(2.11)           $10.38          16.62%          $ 60,057            2.54%(f)        (1.17)%(f)        128%
        0.00             11.08          (1.42)            61,372            2.42*           (1.26)*            78
        (.43)            11.24          25.83             65,713            2.53            (1.13)             97
        (.03)             9.33         (11.30)            58,491            2.34             (.85)            108
        0.00             10.55          27.72             84,370            2.29             (.55)            104
       (3.11)             8.26         (31.90)            68,316            1.73             (.46)             89
        (.09)            15.54          37.34            113,583            1.56             (.17)            106
       (1.78)            11.41          (8.11)            90,071            1.54 (f)         (.50) (f)         74
       (4.52)            15.07          34.11            113,305            1.41 (f)         (.44) (f)         98
       (1.26)            15.47          31.76             90,354            1.22 (f)          .30  (f)        107

      $(2.11)           $ 9.95          15.77%          $  5,164            3.20%(f)        (1.92)%(f)        128%
        0.00             10.78          (2.00)             3,889            3.15*           (1.93)*            78
        (.43)            11.00          24.97              1,150            3.26            (1.85)             97
        (.03)             9.20         (12.03)               819            3.11            (1.31)            108
        0.00             10.49          27.00                121            2.98            (1.39)            104
        0.00              8.26          (9.43)               183            2.61*           (1.30)*            89

      $(2.11)           $ 9.96          15.75%          $  1,407            3.25%(f)       (2.10)%(f)         128%
        0.00             10.79          (1.91)             1,330            3.13*          (1.92)*             78
        0.00             11.00          11.56                261            3.75*          (2.51)*             97

--------------------------------------------------------------------------------

                                    Net                                Net              Net
                                   Asset                          Realized and        Increase
                                   Value                           Unrealized      (Decrease) In   Dividends From  Distributions
                               Beginning Of    Net Investment    Gain (Loss) On   Net Asset Value  Net Investment     From Net
  Fiscal Year or Period           Period        Income (Loss)      Investments    From Operations      Income      Realized Gains
  ---------------------        ------------    --------------    --------------   ---------------  --------------  --------------
Strategic Balanced Fund (i)
   Class A
   Year ended 7/31/95........     $16.26          $ .34  (c)         $ 1.64           $ 1.98           $ (.22)        $  (.04)
   Period ended 7/31/94**....      16.46            .07  (c)           (.27)            (.20)            0.00            0.00
   Year ended 4/30/94........      16.97            .16  (c)            .74              .90             (.24)          (1.17)
   Year ended 4/30/93........      17.06            .39  (c)            .59              .98             (.42)           (.65)
   Year ended 4/30/92........      14.48            .27  (c)           2.80             3.07             (.17)           (.32)
   9/4/90++ to 4/30/91.......      12.51            .34  (c)           1.66             2.00             (.03)           0.00
   Class B
   Year ended 7/31/95........     $14.10          $ .22  (c)         $ 1.40           $ 1.62           $ (.12)        $  (.04)
   Period ended 7/31/94**....      14.30            .03  (c)           (.23)            (.20)            0.00            0.00
   Year ended 4/30/94........      14.92            .06  (c)            .63              .69             (.14)          (1.17)
   Year ended 4/30/93........      15.51            .23  (c)            .53              .76             (.25)          (1.10)
   Year ended 4/30/92........      13.96            .22  (c)           2.70             2.92             (.29)          (1.08)
   Year ended 4/30/91........      12.40            .43  (c)           1.60             2.03             (.47)           0.00
   Year ended 4/30/90........      11.97            .50  (b)(c)         .60             1.10             (.25)           (.42)
   Year ended 4/30/89........      11.45            .48  (c)           1.11             1.59             (.30)           (.77)
   10/23/87+ to 4/30/88......      10.00            .13  (c)           1.38             1.51             (.06)           0.00
   Class C
   Year ended 7/31/95........     $14.11          $ .16  (c)        $  1.46           $ 1.62           $ (.12)        $  (.04)
   Period ended 7/31/94**....      14.31            .03  (c)           (.23)            (.20)            0.00            0.00
   8/2/93++ to 4/30/94.......      15.64            .15  (c)           (.17)            (.02)            (.14)          (1.17)
Balanced Shares
   Class A
   Year ended 7/31/95........     $13.38              $ .46          $ 1.62           $ 2.08           $ (.36)        $  (.02)
   Period ended 7/31/94**....      14.40                .29            (.74)            (.45)            (.28)           (.29)
   Year ended 9/30/93........      13.20                .34            1.29             1.63             (.43)           0.00
   Year ended 9/30/92........      12.64                .44             .57             1.01             (.45)           0.00
   Year ended 9/30/91........      10.41                .46            2.17             2.63             (.40)           0.00
   Year ended 9/30/90........      14.13                .45           (2.14)           (1.69)            (.40)          (1.63)
   Year ended 9/30/89........      12.53                .42            2.18             2.60             (.46)           (.54)
   Year ended 9/30/88........      16.33                .46           (1.07)            (.61)            (.44)          (2.75)
   Year ended 9/30/87........      14.64                .67            1.62             2.29             (.60)           0.00
   Year ended 9/30/86........      11.74                .68            3.40             4.08             (.65)           (.53)
   Class B
   Year ended 7/31/95........     $13.23              $ .30          $ 1.65           $ 1.95           $ (.28)        $  (.02)
   Period ended 7/31/94**....      14.27                .22            (.75)            (.53)            (.22)           (.29)
   Year ended 9/30/93........      13.13                .29            1.22             1.51             (.37)           0.00
   Year ended 9/30/92........      12.61                .37             .54              .91             (.39)           0.00
   2/4/91++ to 9/30/91.......      11.84                .25             .80             1.05             (.28)           0.00
   Class C
   Year ended 7/31/95........     $13.24              $ .30          $ 1.65           $ 1.95           $ (.28)        $  (.02)
   Period ended 7/31/94**....      14.28                .24            (.77)            (.53)            (.22)           (.29)
   5/3/93++ to 9/30/93.......      13.63                .11             .71              .82             (.17)           0.00
Income Builder Fund (h)
   Class A
   11/1/94 to 4/30/95+++.....     $ 9.69              $ .28         $   .04          $   .32           $ (.25)         $ 0.00
   3/25/94++ to 10/31/94.....      10.00                .96           (1.02)            (.06)            (.05)(g)        (.20)
   Class B
   11/1/94 to 4/30/95+++.....     $ 9.68              $ .24         $   .06          $   .30           $ (.22)         $ 0.00
   3/25/94++ to 10/31/94.....      10.00                .88            (.98)            (.10)            (.06)(g)        (.16)
   Class C
   11/1/94 to 4/30/95+++.....     $ 9.66              $ .25         $   .04          $   .29           $ (.22)         $ 0.00
   Year ended 10/31/94.......      10.47                .50            (.85)            (.35)            (.11)(g)        (.35)
   Year ended 10/31/93.......       9.80                .52             .51             1.03             (.36)           0.00
   Year ended 10/31/92.......      10.00                .55            (.28)             .27             (.47)           0.00
   10/25/91+ to 10/31/91.....      10.00                .01            0.00              .01             (.01)           0.00
Utility Income Fund
   Class A
   12/1/94 to 5/31/95+++.....     $ 8.97              $ .20 (c)     $   .67          $   .87           $ (.23)         $ 0.00
   Year ended 11/30/94.......       9.92                .42 (c)        (.89)            (.47)            (.48)           0.00
   10/18/93+ to 11/30/93.....      10.00                .02 (c)        (.10)            (.08)            0.00            0.00
   Class B
   12/1/94 to 5/31/95+++.....     $ 8.96              $ .15 (c)     $   .69          $   .84           $ (.20)         $ 0.00
   Year ended 11/30/94.......       9.91                .37 (c)        (.91)            (.54)            (.41)           0.00
   10/18/93+ to 11/30/93.....      10.00                .01 (c)        (.10)            (.09)            0.00            0.00
   Class C
   12/1/94 to 5/31/95+++.....     $ 8.97              $ .13 (c)     $   .71          $   .84           $ (.20)         $ 0.00
   Year ended 11/30/94.......       9.92                .39 (c)        (.93)            (.54)            (.41)           0.00
   10/27/93+ to 11/30/93.....      10.00                .01 (c)        (.09)            (.08)            0.00            0.00

--------------------------------------------------------------------------------

Please refer to the footnotes on page 16.

                                        Total          Net Assets                      Ratio Of Net
        Total          Net Asset      Investment       At End Of        Ratio Of        Investment
      Dividends          Value       Return Based        Period         Expenses       Income (Loss)
         And            End Of       on Net Asset        (000's        To Average       To Average        Portfolio
    Distributions       Period         Value (a)        omitted)       Net Assets       Net Assets      Turnover Rate
    -------------      ---------     ------------      ----------      ----------      -------------    -------------

    $  (.26)           $17.98             12.40%          $ 10,952       1.40% (f)         2.07%              172%
       0.00             16.26             (1.22)             9,640       1.40* (f)         1.63*               21
      (1.41)            16.46              5.06              9,822       1.40  (f)         1.67               139
      (1.07)            16.97              5.85              8,637       1.40  (f)         2.29                98
       (.49)            17.06             20.96              6,843       1.40  (f)         1.92               103
       (.03)            14.48             16.00                443       1.40* (f)         3.54*              137

    $  (.16)           $15.56             11.63%          $ 37,301       2.10% (f)         1.38%              172%
       0.00             14.10             (1.40)            43,578       2.10* (f)          .92*               21
      (1.31)            14.30              4.29             43,616       2.10  (f)          .93               139
      (1.35)            14.92              4.96             36,155       2.15  (f)         1.55                98
      (1.37)            15.51             20.14             31,842       2.15  (f)         1.34               103
       (.47)            13.96             16.73             22,552       2.10  (f)         3.23               137
       (.67)            12.40              8.85             19,523       2.00  (f)         3.85               120
      (1.07)            11.97             14.66              5,128       2.00  (f)         4.31               103
       (.06)            11.45             15.10              2,344       2.00* (f)         2.44*               72

    $  (.16)           $15.57             11.62%          $  4,113       2.10% (f)         1.38%              172%
       0.00             14.11             (1.40)             4,317       2.10* (f)          .93*               21
      (1.31)            14.31               .45              4,289       2.10* (f)          .69*               139


    $  (.38)           $15.08             15.99%          $122,033       1.32%             3.12%              179%
       (.57)            13.38             (3.21)           157,637       1.27*             2.50*              116
       (.43)            14.40             12.52            172,484       1.35              2.50               188
       (.45)            13.20              8.14            143,883       1.40              3.26               204
       (.40)            12.64             25.52            154,230       1.44              3.75                70
      (2.03)            10.41            (13.12)           140,913       1.36              4.01               169
      (1.00)            14.13             22.27            159,290       1.42              3.29               132
      (3.19)            12.53             (1.10)           111,515       1.42              3.74               190
       (.60)            16.33             15.80            129,786       1.17              4.14               136
      (1.18)            14.64             35.01             78,900        .99              4.78                26

    $  (.30)           $14.88             15.07%          $ 15,080       2.11%             2.30%              179%
       (.51)            13.23             (3.80)            14,347       2.05*             1.73*              116
       (.37)            14.27             11.65             12,789       2.13              1.72               188
       (.39)            13.13              7.32              6,499       2.16              2.46               204
       (.28)            12.61              8.96              1,830       2.13*             3.19*               70

    $  (.30)           $14.89             15.06%          $  5,108       2.09%             2.32%              179%
       (.51)            13.24             (3.80)             6,254       2.03*             1.81*              116
       (.17)            14.28              6.01              1,487       2.29*             1.47*              188


    $  (.25)           $ 9.76              3.48%          $  1,237       2.25%*            6.00%*             105%
       (.25)             9.69              (.54)               600       2.52*             6.11*              126

    $  (.22)           $ 9.76              3.21%          $  2,876       2.93%*            5.30%*             105%
       (.22)             9.68              (.99)             1,998       3.09*             5.07*              126

    $  (.22)           $ 9.73              3.11%          $ 52,193       2.89%*            5.28%*             105%
       (.46)             9.66             (3.44)            64,027       2.67              3.82               126
       (.36)            10.47             10.65            106,034       2.32              6.85               101
       (.47)             9.80              2.70            152,617       2.33              5.47               108
       (.01)            10.00               .11             41,813       0.00* (f)          .94*                0


    $  (.23)           $ 9.61              9.71%          $  2,510       1.50%*(f)         3.42*%              63%
       (.48)             8.97             (4.86)             1,068       1.50  (f)         4.13                30
       0.00              9.92              (.80)               229       1.50* (f)         2.35*               11

    $  (.20)           $ 9.60              9.31%          $  5,580       2.20%*(f)         2.74*%              63%
       (.41)             8.96             (5.59)             2,353       2.20  (f)         3.53                30
       0.00              9.91              (.90)               244       2.20* (f)         2.84*               11

    $  (.20)           $ 9.61              9.41 %         $  3,504       2.20%*(f)         2.83*%              63%
       (.41)             8.97             (5.58)             2,651       2.20  (f)         3.60                30
       0.00              9.92              (.80)                18       2.20* (f)         3.08*               11

--------------------------------------------------------------------------------

                                    Net                                Net              Net
                                   Asset                          Realized and        Increase
                                   Value                           Unrealized      (Decrease) In   Dividends From  Distributions
                               Beginning Of    Net Investment    Gain (Loss) On   Net Asset Value  Net Investment     From Net
  Fiscal Year or Period           Period        Income (Loss)      Investments    From Operations      Income      Realized Gains
  ---------------------        ------------    --------------    --------------   ---------------  --------------  --------------
Growth and Income Fund
   Class A
   11/1/94 to 4/30/95+++....     $ 2.35            $ .02            $   .13           $   .15          $ (.03)         $ (.12)
   Year ended 10/31/94......       2.61              .06               (.08)             (.02)           (.06)           (.18)
   Year ended 10/31/93......       2.48              .06                .29               .35            (.06)           (.16)
   Year ended 10/31/92......       2.52              .06                .11               .17            (.06)           (.15)
   Year ended 10/31/91......       2.28              .07                .56               .63            (.09)           (.30)
   Year ended 10/31/90......       3.02              .09               (.30)             (.21)           (.10)           (.43)
   Year ended 10/31/89......       3.05              .10                .43               .53            (.08)           (.48)
   Year ended 10/31/88......       3.48              .10                .33               .43            (.08)           (.78)
   Year ended 10/31/87......       3.52              .11               (.03)              .08            (.12)           0.00
   Year ended 10/31/86......       3.01              .12                .92              1.04            (.13)           (.40)
   Year ended 10/31/85......       2.93              .14                .42               .56            (.15)           (.33)
   Class B
   11/1/94 to 4/30/95+++....     $ 2.34            $ .01            $   .13           $   .14          $ (.02)         $ (.12)
   Year ended 10/31/94......       2.60              .04               (.08)             (.04)           (.04)           (.18)
   Year ended 10/31/93......       2.47              .05                .28               .33            (.04)           (.16)
   Year ended 10/31/92......       2.52              .04                .11               .15            (.05)           (.15)
   2/8/91++ to 10/31/91.....       2.40              .04                .12               .16            (.04)           0.00
   Class C
   11/1/94 to 4/30/95+++....     $ 2.34            $ .01            $   .13           $   .14          $ (.02)         $ (.12)
   Year ended 10/31/94......       2.60              .04               (.08)             (.04)           (.04)           (.18)
   5/3/93++ to 10/31/93.....       2.43              .02                .17               .19            (.02)           0.00

--------------------------------------------------------------------------------
  + Commencement of operations.

 ++ Commencement of distribution.

+++ Unaudited.

  * Annualized.

 ** Reflects a change in fiscal year end.

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.

(b) Based on average shares outstanding.

(c) Net of fee waiver and/or expense reimbursement.

(d) Adjusted for a 200% stock dividend paid to shareholders of record on January 15, 1988.

(e) Net of offering costs of ($.05).

(f) Net of expenses assumed and/or waived/reimbursed. If Growth Fund had borne all expenses, the expense ratios would have been, with respect to Class A shares, 8.79% (annualized) for 1991, 1.94% for 1992, 1.84% for 1993 and
    1.46% for the fiscal period ended April 30, 1994; with respect to Class B shares, 13.92% (annualized) for 1988, 7.03% for 1989, 3.62% for 1990, 3.06%
    for 1991, 2.65% for 1992, 2.52% for 1993 and 2.13% for the fiscal period ended April 30, 1994; and with respect to Class C shares, 2.13% (annualized) for the fiscal period ended April 30, 1994. If Premier Growth Fund had borne all expenses, the expense ratios would have been 3.33% (annualized) and 3.78% (annualized) for Class A and Class B shares, respectively; and net investment income ratios would have been (.25)% (annualized) and (.75)% (annualized) for Class A and Class B shares, respectively. If Counterpoint Fund had borne all expenses, the expense ratios for Class A shares would have been 1.77% (annualized), 1.60% and 1.73% for the periods ended in 1985, 1986 and 1987, respectively; and the investment income ratios for Class A shares would have been 2.93% (annualized) for 1985, 2.83% for 1986 and 1.51% for 1987. If Technology Fund had borne all expenses, the expense ratios would have been 1.43%, 1.40%, 1.59% and 1.73% for the periods ended in 1985, 1986, 1987, and 1988, respectively; and the investment income ratios would have been (.23)% for 1985, (.85)% for 1986, (.84)% for 1987, and (.46)% for
    1988. If Quasar Fund had borne all expenses, the expense ratios would have been 1.37% for 1987 and 1.64% for 1988; and the investment income ratios would have been (.75)% for 1987 and (.75)% for 1988. If Global Small Cap Fund had borne all expenses, the expense ratios would have been 1.33% for 1986, 1.61% for 1987 and 1.86% for 1988; and 2.61%, 3.27%, and 3.31% for
    Class A, Class B and Class C shares, respectively, for the fiscal year ended July 31, 1995 and the investment income ratios would have been .19% for 1986, (.63)% for 1987 and (.82)% for 1988. If Strategic Balanced Fund had borne all expenses, the expense ratios would have been, with respect to Class A shares, 11.59% (annualized) for 1991, 2.05% for 1992, 1.85% for 1993, 1.70% for the fiscal year ended April 30, 1994, 1.94% (annualized) for the fiscal period ended July 31, 1994, and 1.81% for fiscal year ended July 31, 1995; with respect to Class B shares, 10.61% (annualized) for 1988, 7.82% for 1989, 3.59% for 1990, 2.93% for 1991, 2.70% for 1992, 2.56% for
    1993, 2.42% for the fiscal year ended April 30, 1994, 2.64% (annualized) for the fiscal period ended July 31, 1994 and 2.49% for fiscal year ended July 31, 1995; and with respect to Class C shares, 2.07% (annualized) for the fiscal period ended April 30, 1994, 2.64% (annualized) for the fiscal period ended July 31, 1994 and 2.50% for the fiscal year ended July 31, 1995. If Income Builder Fund had borne all expenses, the expense ratio would have been 1.99% (annualized). If Utility Income Fund had borne all expenses, the expense ratios would have been 145.63% (annualized), 133.62% (annualized) and 148.03% (annualized) for Class A, Class B and Class C shares, respectively, for the fiscal period ended November 30, 1993, 13.72%, 14.42% and 14.42% for Class A, Class B and Class C shares, respectively, for 1994, and 6.70% (annualized), 7.41% (annualized), and 7.40% (annualized) for Class A, Class B, and Class C shares respectively for the fiscal period ended
    May 31, 1995.

(g) "Dividends from Net Investment Income" includes a return of capital. Income Builder Fund had a return of capital with respect to Class A shares, for the period ended October 31, 1994, of $(.01); with respect to Class B shares, $(.01); and with respect to Class C shares, for the year ended October 31, 1994, $(.02).

(h) On March 25, 1994, all existing shares of Income Builder Fund, previously known as Alliance Multi-Market Income and Growth Trust, were converted into Class C shares.

(i) Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the predecessor to The Alliance Portfolios, of which Growth Fund and Strategic Balanced Fund are series. On July 22, 1993, Alliance acquired the business and substantially all assets of Equitable Capital and became investment adviser to the Funds.

(j) Includes $(.08) distribution from paid-in capital.

(k) "Distributions from Net Realized Gains" includes a return of capital. Global Small Cap Fund had a return of capital with respect to Class A shares, for the year ended July 31, 1995, of $(.12); with respect to Class B shares, $(.12); and with respect to Class C shares, $(.12).

                                        Total          Net Assets                      Ratio Of Net
        Total          Net Asset      Investment       At End Of        Ratio Of        Investment
      Dividends          Value       Return Based        Period         Expenses       Income (Loss)
         And            End Of       on Net Asset        (000's        To Average       To Average        Portfolio
    Distributions       Period         Value (a)        omitted)       Net Assets       Net Assets      Turnover Rate
    -------------      ---------     ------------      ----------      ----------      -------------    -------------
       $ (.15)           $ 2.35           5.70 %         $410,917         2.00%*         1.07%*              92%
         (.24)             2.35           (.67)           414,386         1.03           2.36                68
         (.22)             2.61          14.98            459,372         1.07           2.38                91
         (.21)             2.48           7.23            417,018         1.09           2.63               104
         (.39)             2.52          31.03            409,597         1.14           2.74                84
         (.53)             2.28          (8.55)           314,670         1.09           3.40                76
         (.56)             3.02          21.59            377,168         1.08           3.49                79
         (.86)             3.05          16.45            350,510         1.09           3.09                66
         (.12)             3.48           2.04            348,375          .86           2.77                60
         (.53)             3.52          34.92            347,679          .81           3.31                11
         (.48)             3.01          19.53            275,681          .95           3.78                15

       $ (.14)           $ 2.34           6.25 %         $108,846         1.17%*         1.88%*              92%
         (.22)             2.34          (1.50)           102,546         1.85           1.56                68
         (.20)             2.60          14.22             76,633         1.90           1.58                91
         (.20)             2.47           6.22             29,656         1.90           1.69               104
         (.04)             2.52           6.83             10,221         1.99*          1.67*               84

       $ (.14)           $ 2.34           6.25 %         $ 23,863         1.16%*         1.87%*              92%
         (.22)             2.34          (1.50)            19,395         1.84           1.61                68
         (.02)             2.60           7.85              7,774         1.96*          1.45*               91

--------------------------------------------------------------------------------

Please refer to the footnotes on page 16.


--------------------------------------------------------------------------------
                                   Glossary
--------------------------------------------------------------------------------

The following terms are frequently used in this Prospectus.

Equity securities are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Debt securities are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Fixed-income securities are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

Convertible securities are fixed-income securities that are convertible into common stock.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, Hong Kong, the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

Moody's is Moody's Investors Service, Inc.


S&P is Standard & Poor's Ratings Services.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch Investors Service, Inc.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Commission is the Securities and Exchange Commission.

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

--------------------------------------------------------------------------------
                           Description Of The Funds
--------------------------------------------------------------------------------

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

Domestic Stock Funds

The Domestic Stock Funds have been designed to offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

The Alliance Fund

The Alliance Fund, Inc. ("Alliance Fund") is a diversified investment company that seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value, but it may invest in other types of securities such as convertible securities, high-grade instruments, U.S. Government securities and high-quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund may also: (i) make secured loans of its portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions; (ii) enter into repurchase agreements of up to one week in duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and (iii) write exchange-traded covered call options with respect to up to 25% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth Fund

Alliance Growth Fund ("Growth Fund") is a diversified investment company that seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy. The Fund's investment objective is not fundamental.

The Fund may also invest up to 25% of its total assets in lower-rated fixed-income and convertible securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund generally will not invest in securities with ratings below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. For the period ended September 29, 1995, the Fund did not invest in any lower-rated securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the quality of such security has so deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund may also: (i) invest in "zero-coupon" bonds and "payment-in-kind" bonds; (ii) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities;
(iii) invest in securities that are not publicly traded, including Rule 144A securities; (iv) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements on up to 25% of its total assets and purchase and sell securities on a forward commitment basis; (vii) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (viii) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; (ix) write covered call and put options on securities it owns or in which it may invest; and (x) purchase and sell put and call options. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Premier Growth Fund

Alliance Premier Growth Fund, Inc. ("Premier Growth Fund") is a non-diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies (i) organized under U.S. law that have their principal office in the U.S., and (ii) the equity securities of which are traded principally in the U.S.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the "S&P 500" (the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity).

The Fund may also: (i) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;
(ii) invest up to 5% of its net assets in rights or warrants; (iii) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it; (iv) purchase and sell exchange-traded index options and stock index futures contracts; and (v) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Fund (including exchange-traded index options) may not exceed 10% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices." The Fund will not write put options.

Alliance Counterpoint Fund

Alliance Counterpoint Fund ("Counterpoint Fund") is a diversified investment company that seeks long-term capital growth by investing principally in price-depressed, undervalued or out-of-favor equity securities. Secondarily, the Fund seeks current income. The Fund follows a flexible investment policy which allows it to shift among equity alternatives depending on such factors as relative growth rates, normalized price-earnings ratios and yields. It selects securities based on fundamental business and financial factors (e.g., financial strength, book values, asset values, earnings and dividends) and reasonable current valuations (weighing the factors against market prices) and focuses on the relationship of a company's earning power and dividend payout to the price of its stock. The Fund's investment strategy can be characterized as unconventional or "contrarian" in that its holdings often have relatively low normalized price-earnings ratios and, when purchased, are often believed by Alliance to be overlooked or undervalued in the marketplace. (A "normalized" price-earnings ratio is one that has been adjusted to eliminate the effects of the economic cycle. Alliance may conclude that a company's normalized price-earnings ratio is low in comparison to either the company's price-earnings history or the price-earnings ratios of comparable companies.)

Because it evaluates securities based on their long-term potential, the Fund is best suited for investors who understand and can accept the risk that the securities held by the Fund may not appreciate or yield significant income over the shorter term. The Fund invests in companies experiencing poor operating results, which may include companies whose earnings have been severely depressed by unfavorable operating conditions or special competitive or product obsolescence problems, if it believes that they will react positively to changing economic conditions or will restructure or take other actions to overcome adversity. The Fund invests in listed and unlisted securities, and will invest in any company and industry and in any type of security that may help it achieve its objectives. While its strategy normally emphasizes equity securities, the Fund also invests in fixed-income securities when such investments can provide capital growth, such as when interest rates decline, and to generate income.

The Fund may also: (i) invest up to 5% of its total assets in warrants; (ii) invest up to 15% of its total assets in foreign securities; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 5% of its net assets would be invested in such securities and assets; (iv) write exchange-listed covered call options, unless as a result the amount of its securities subject to call options would exceed 5% of its total assets; (v) lend portfolio securities equal in value to not more than 15% of its total assets; (vi) purchase and sell stock index futures contracts; and (vii) enter into repurchase agreements on U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Technology Fund

Alliance Technology Fund, Inc. ("Technology Fund") is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Fund's total assets would be invested in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund may also: (i) write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options;
(ii) invest up to 10% of its total assets in warrants; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 10% of the Fund's net assets are invested in such securities and assets; (iv) lend portfolio securities equal in value to not more than 30% of the Fund's total assets; and (v) invest up to 10% of its total assets in foreign securities. For additional information on the use, risks and costs of the policies and practices see "Additional Investment Practices."

Alliance Quasar Fund

Alliance Quasar Fund, Inc. ("Quasar Fund") is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

The Fund may also: (i) invest in restricted securities and in other assets having no ready market, but not more than 10% of its total assets may be invested in such securities or assets; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Global Stock Funds

The Global Stock Funds have been designed to enable investors to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance International Fund

Alliance International Fund ("International Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, more than 80% of the Fund's assets will be invested in such issuers.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities, and it may invest in any other type of investment grade security, including convertible securities, warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. At July 31, 1995, approximately 36% of the Fund's assets were invested in securities of Japanese issuers. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund may also: (i) purchase or sell forward foreign currency exchange contracts; (ii) write, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter; (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (v) lend portfolio securities equal in value to not more than 30% of its total assets; and (vi) enter into repurchase agreements of up to seven days' duration, provided that more than 10% of the Fund's total assets would be so invested. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund, Inc. ("Worldwide Privatization Fund") is a non-diversified investment company that seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets, however, will be invested in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. Although the Fund will invest in any country believed to present attractive investment opportunities, currently approximately 70% of the Fund's total assets are invested in countries with established economies.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively so as to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

Although the Fund anticipates that it will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in issuers whose primary business activity is that of national commercial banking. Prior to so concentrating, however, the Fund's Directors must determine that its ability to achieve its investment objective would be adversely affected if it were not permitted to concentrate. The staff of the Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Fund were to invest more than 25% of its total assets in national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Fund's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may maintain not more than 5% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter in forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain a short position; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance New Europe Fund

Alliance New Europe Fund, Inc. ("New Europe Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in such securities. Up to 35% of its total assets may be invested in high-quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth and that the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. Thus, the Fund will emphasize investments in smaller, emerging companies, but will also invest in larger, established companies in such growing economic sectors as capital goods, telecommunications, pollution control and consumer services.

The Fund will emphasize investment in companies believed to be the likely beneficiaries of a program, originally known as the "1992 Program," to remove substantially all barriers to the free movement of goods, persons, services and capital within the European Community. Alliance believes that the beneficial effects of this program upon economies, sectors and companies may be most pronounced in the decade following 1992. The European Community is a Western European economic cooperative organization consisting of Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain and the United Kingdom.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in issuers based therein, or more than 10% of its total assets in issuers based in any one such country.

The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three such countries. Subject to the foregoing and to the limitation on investment in any one former "east bloc" country, the Fund may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in issuers located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. At July 31, 1995, approximately 30% of the Fund's assets were invested in securities of issuers in the United Kingdom.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies;
(iii) invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities"; (iv) purchase and sell forward contracts; (v) write, sell and purchase exchange-traded put and call options, including exchange-traded index options; (vi) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts; (vii) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (viii) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions; (ix) enter into forward commitments for the purchase or sale of securities; and (x) enter into standby commitment agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund, Inc. ("All-Asia Fund") is a non-diversified investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in securities issued by non-Asian issuers, provided that the Fund will invest at least 80% of its total assets in securities issued by Asian companies and the Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, but less than 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, South Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.

The Fund will invest in investment grade debt securities, except that the Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. See "Risk Considerations--Securities Ratings", "--Investment in Lower-Rated Fixed-Income Securities" and Appendix C in the Fund's Statement of Additional Information for a description of such ratings. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 25% of its net assets in loans and other direct debt instruments;
(vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance Global Small Cap Fund

Alliance Global Small Cap Fund, Inc. ("Global Small Cap Fund") is a diversified investment company that seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization issuers, and these issuers are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

Alliance believes that smaller capitalization issuers often have sales and earnings growth rates exceeding those of larger companies, and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger capitalization companies. Transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants to purchase equity securities; (iii) invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.; (iv) purchase or sell forward foreign currency contracts; (v) write and purchase exchange-traded call options and purchase exchange-traded put options, including put options on market indices; and
(vi) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Total Return Funds

The Total Return Funds have been designed to provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Strategic Balanced Fund

Alliance Strategic Balanced Fund ("Strategic Balanced Fund") is a diversified investment company that seeks a high long-term total return by investing in a combination of equity and debt securities. The portion of the Fund's assets invested in each type of security varies in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. The Fund's investment objective is not fundamental.

The Fund's equity securities will generally consist of dividend-paying common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that Alliance expects will exceed that of the U.S. economy. The Fund's debt securities may include U.S. Government securities and securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities, asset-backed securities and so-called "zero-coupon" bonds and "payment-in-kind" bonds.

As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose include debt securities, preferred stocks and that portion of the value of convertible securities that is attributable to the fixed-income characteristics of those securities.

The Fund's debt securities will generally be of investment grade. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." In the event that the rating of any debt securities held by the Fund falls below investment grade, the Fund will not be obligated to dispose of such obligations and may continue to hold them if considered appropriate under the circumstances.

The Fund may also: (i) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities;
(ii) invest, without regard to this 15% limit, in Eurodollar CDs, which are dollar-denominated certificates of deposit issued by foreign branches of U.S. banks that are not insured by any agency or instrumentality of the U.S. Government; (iii) write covered call and put options on securities it owns or in which it may invest; (iv) buy and sell put and call options and buy and sell combinations of put and call options on the same underlying securities;
(v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements on up to 25% of its total assets; (vii) purchase and sell securities on a forward commitment basis;
(viii) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (ix) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (x) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; and (xi) invest in securities that are not publicly traded, including Rule 144A securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Balanced Shares

Alliance Balanced Shares, Inc. ("Balanced Shares") is a diversified investment company that seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). Subject to these restrictions, the percentage of the Fund's assets invested in each type of security will vary. The Fund's assets are invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) enter into contracts for the purchase or sale for future delivery of foreign currencies; and (ii) purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes. Subject to market conditions, the Fund may also seek to realize income by writing covered call options listed on a domestic exchange. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Income Builder Fund

Alliance Income Builder Fund, Inc. ("Income Builder Fund") is a non-diversified investment company that seeks an attractive level of current income and long-term growth of income and capital by investing principally in fixed-income securities and dividend-paying common stocks. Its investments in equity securities emphasize common stocks of companies with a historical or projected pattern of paying rising dividends. Normally, at least 65% of the Fund's total assets are invested in income-producing securities. The Fund may vary the percentage of assets invested in any one type of security based upon Alliance's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective, although Alliance currently maintains approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

The Fund may invest in fixed-income securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements pertaining thereto, corporate fixed-income securities of U.S. issuers, qualifying bank deposits and prime commercial paper.

The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below CCC or determined by Alliance to have undergone similar credit quality deterioration following purchase.

Foreign securities in which the Fund invests may include fixed-income securities of foreign corporate and governmental issuers, denominated in U.S. Dollars, and equity securities of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars. The Fund will not invest more than 10% of its net assets in equity securities of foreign issuers nor more than 15% of its total assets in issuers of any one foreign country. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) invest up to 5% of its net assets in rights or warrants;
(ii) invest in depositary receipts and U.S. Dollar denominated securities issued by supranational entities: (iii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded; (iv) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (v) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, corporate fixed income securities, or common stock, and purchase and write options on future contracts; (vi) purchase and write put and call options on foreign currencies and enter into forward contracts for hedging purposes;
(vii) enter into interest rate swaps and purchase or sell interest rate caps and floors; (viii) enter into forward commitments for the purchase or sale of securities; (ix) enter into standby commitment agreements; (x) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xi) make short sales of securities or maintain a short position as described below under "Additional Investment Policies and Practices--Short Sales;" and (xii) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Utility Income Fund

Alliance Utility Income Fund, Inc. ("Utility Income Fund") is a diversified investment company that seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both U.S. and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund is designed to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

At least 65% of the Fund's total assets are invested in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes with respect to nuclear and conventionally fueled generating facilities, however, could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the U.S., such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary. See "Risk Considerations--Foreign Investments."

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies, including U.S. Government securities and repurchase agreements pertaining thereto, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund may also: (i) invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 5% of its net assets in rights or warrants; (iii) invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;" (iv) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter; (v) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (vi) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts; (vii) purchase and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes; (viii) purchase or sell forward contracts; (ix) enter into interest rate swaps and purchase or sell interest rate caps and floors; (x) enter in forward commitments for the purchase or sale of securities; (xi) enter into standby commitment agreements; (xii) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xiii) make short sales of securities or maintain a short position as described below under "Additional Investment Practices--Short Sales;" and (xiv) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risk and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth and Income Fund

Alliance Growth and Income Fund, Inc. ("Growth and Income Fund") is a diversified investment company that seeks appreciation through investments primarily in dividend-paying common stocks of good quality, although it is permitted to invest in fixed-income securities and convertible securities.

The Fund may also try to realize income by writing covered call options listed on domestic securities exchanges. See "Additional Investment Practices --Options." The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund has restricted its investments in securities in this category to issues of high quality. See "Risk Considerations--Foreign Investment."

ADDITIONAL INVESTMENT PRACTICES

Some or all of the Funds may engage in the following investment practices to the extent described above.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings. For a description of these risks, see "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities."

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. The investments of Growth Fund, Strategic Balanced Fund and Income Builder Fund in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities. The investments of All-Asia Investment Fund in depositary receipts are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Mortgage-Backed Securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Adjustable Rate Securities. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate-adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or the issuer's creditworthiness. Changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering,
(ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. With respect to each Fund that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors. Investment in non-publicly traded securities by each of Growth Fund and Strategic Balanced Fund is restricted to 5% of its total assets (not including for these purposes Rule 144A securities, to the extent permitted by applicable law) and is also subject to the 15% restriction on investment in illiquid securities described above.

A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

Options. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Technology Fund, Quasar Fund, International Fund, New Europe Fund and Global Small Cap Fund will not write uncovered call options. Technology Fund and Global Small Cap Fund will not write a call option if the premium to be received by the Fund in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). Technology Fund, Quasar Fund and Global Small Cap Fund will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets or more than 10% of the Fund's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by each of Premier Growth Fund, Technology Fund, Quasar Fund and Global Small Cap Fund will at no time exceed 10% of the Fund's total assets. Neither International Fund nor New Europe Fund will write uncovered put options.

A Fund that purchases or writes options on securities in privately negotiated (i.e., over-the-counter) transactions will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.


Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets and Income Builder Fund will also not do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. Neither Premier Growth Fund nor Counterpoint Fund may purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. In connection with the purchase of stock index futures contracts, a Fund will deposit in a segregated account with its custodian an amount of cash, U.S. Government securities or other liquid high-quality debt securities equal to the market value of the futures contracts less any amounts maintained in a margin account with the Fund's broker. Premier Growth Fund and Counterpoint Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. International Fund, New Europe Fund and Global Small Cap Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The dealings of International Fund, New Europe Fund and Global Small Cap Fund in forward contracts will be limited to hedging involving either specific transactions or portfolio positions.

Growth Fund and Strategic Balanced Fund may also purchase and sell foreign currency on a spot basis.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by New Europe Fund, All-Asia Investment Fund, Worldwide Privatization Fund, Income Builder Fund or Utility Income Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Each Fund, other than Income Builder Fund, will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to New Europe Fund, 50% with respect to Worldwide Privatization Fund and All-Asia Investment Fund, and 20% with respect to Utility Income Fund, of its assets taken at the time of making the commitment.

There is no guarantee that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to All-Asia Investment Fund and Utility Income Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance incorrectly forecasted market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. There is no percentage restriction on a Fund's ability to enter into repurchase agreements, other than as indicated under "Investment Objectives and Policies."

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

Loans of Portfolio Securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of each Fund that invests in options and futures.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high-grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

Portfolio Turnover. Portfolio turnover rates are set forth under "Financial Highlights." These portfolio turnover rates are greater than those of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

Alliance Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government); (ii) acquire more than 10% of the voting or other securities of any one issuer; or (iii) buy securities of any company that (including its predecessors) has not been in business at least three continuous years. Pursuant to investment policies which are not fundamental, the Fund does not invest (i) in puts or calls (except as discussed above); (ii) in straddles, spreads, or any combination thereof; (iii) in oil, gas or other mineral exploration or development programs; or (iv) more than 5% of its gross assets in securities the disposition of which would be subject to restrictions under the federal securities laws.

Growth Fund and Strategic Balanced Fund each may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of each Fund's total assets may be invested without regard to this restriction; or (ii) invest 25% or more of its total assets in the securities of any one industry.

Premier Growth Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of the value of its total assets in the same industry; (iii) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (iv) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings; or (v) invest in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor) if as a result more than 10% of the value of the total assets of the Fund would be invested in the securities of such issuer or issuers.

Counterpoint Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in a particular industry; (iii) borrow money except for temporary or emergency purposes, including meeting redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of its total assets at the time the borrowing is made; (iv) invest more than 10% of its net assets in the aggregate in restricted and not readily marketable securities; (v) invest more than 10% of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor); or (vi) invest more than 10% of the value of its total assets in the aggregate in illiquid securities or repurchase agreements not terminable within seven days.

Technology Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

Quasar Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made; or (iv) invest more than 10% of its assets in restricted securities.

International Fund may not: (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except U.S. Government securities or foreign government securities; provided, however, that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one foreign government issuer; (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government securities;
(iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government securities or foreign government securities; (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government securities or foreign government securities; (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale, other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days); and (vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets.

Worldwide Privatization Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government securities, or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Directors' determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities
(not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in this Prospectus.

New Europe Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of its total assets in the securities of any one issuer or 25% or more of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion); (iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general.

All-Asia Investment Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Global Small Cap Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in the same industry; this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion; (iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the total assets of the Fund; or (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets is held as collateral for such sales at any one time.

Balanced Shares may not: (i) invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; or (ii) own more than 10% of the outstanding voting securities of any one issuer.

Income Builder Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to U.S. Government securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time borrowing is made; securities will not be purchased while borrowings in excess of 5% of the Fund's total assets are outstanding; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Utility Income Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies.

Growth and Income Fund may not (i) invest more than 5% of its net assets in the security of any one issuer, except U.S. Government obligations or (ii) own more than 10% of the outstanding voting securities of any issuer.

RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Investment in Privatized Enterprises by Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Currency Considerations. Substantially all of the assets of International Fund, New Europe Fund, All-Asia Investment Fund, Global Small Cap Fund and Worldwide Privatization Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of these Funds' revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of United States companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's in vestments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investment in United Kingdom Issuers by New Europe Fund. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the british pound sterling will fluctuate with pound sterling--dollar exchange rate movements. Since 1972, when the pound sterling was allowed to float against other currencies, it has generally depreciated against most major currencies, including the U.S. dollar. From 1990 through 1994, the pound sterling declined at an average annual rate of approximately 3.6% against the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling continued to fall in early 1993, but recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom.

The United Kingdom's largest stock exchange is the International Stock Exchange of the United Kingdom and the Republic of Ireland (The London Stock Exchange), which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached a record high of 3593.0 on October 18, 1995, up 17% from the end of 1994.

The public sector borrowing requirement ("PSBR"), a mandated measure of the amount required to balance the budget, is running in excess of the November 1994 budget estimate, as a result of decreased revenue growth and increased government spending. The PSBR estimate for the 1996-97 fiscal year has also been raised, but is still expected to be under the European Union limit.

Since 1979, the Conservative Party has controlled Parliament. However, in recent years, this dominance has been called into question. In 1990, due to an internal challenge for leadership the Conservative Party chose John Major to replace Margaret Thatcher as Prime Minister. Mr. Major's position has been strengthened by his reelection as leader of the Conservative Party and is expected to retain that position until the next general election. Unless the Conservative Party calls for an earlier election, the next general election will take place in April 1997. For further information regarding the United Kingdom, see the Fund's Statement of Additional Information.

Investment in Japanese Issuers by All-Asia Investment Fund and International Fund. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. The Japanese yen has generally been appreciating against the U.S. dollar for the past decade but has recently fallen from its post-World War II high against the U.S. dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 46% through the beginning of 1993. In 1993, the TOPIX increased by approximately 9% from the end of 1992, and by the end of 1994 increased by approximately 8% from the end of 1993. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets. The average price/earnings ratio of Japanese companies, however, are high in comparison with other major stock markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June of 1995 the two countries agreed in principal to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers also will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. In August 1993, following a split in that party, a coalition government was formed. That coalition government collapsed in April 1994, and was replaced by a minority coalition that, in turn, collapsed in June 1994. The stability of the current ruling coalition, the third since 1993, and the first in 47 years led by a socialist, is not assured. For further information regarding Japan, see each Fund's Statement of Additional Information.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Global Small Cap Fund and New Europe Fund will emphasize investment in, and All-Asia Investment Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.

U.S. and Foreign Taxes. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of All-Asia Investment Fund, between eight and 15 years in the case of Income Builder Fund, between five and 25 years in the case of Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities.

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under an order of liquidation.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund. See the Statement of Additional Information for each Fund that invests in lower-rated securities for a description of the bond ratings of Moody's, S&P, Duff & Phelps and Fitch.

Certain lower-rated securities in which Growth Fund, Income Builder Fund and Utility Income Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Non-Diversified Status. Each of Premier Growth Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities are not subject to these limitations. Because Premier Growth Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is each a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

--------------------------------------------------------------------------------
                               Purchase And Sale
--------------------------------------------------------------------------------
                                   Of Shares
--------------------------------------------------------------------------------

HOW TO BUY SHARES

You can purchase shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter. The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund. Share certificates are issued only upon request. See the Subscription Application and Statement of Additional Information for more information.

Each Fund offers three classes of shares, Class A, Class B and Class C.

Class A Shares--Initial Sales Charge Alternative

You can purchase Class A shares at net asset value plus an initial sales charge, as follows:

                                     Initial Sales Charge
                          as % of                           Commission to
                         Net Amount        as % of        Dealer/Agent as %
Amount Purchased          Invested      Offering Price    of Offering Price
---------------------------------------------------------------------------
Less than $100,000         4.44%             4.25%               4.00%
---------------------------------------------------------------------------
$100,000 to
less than $250,000         3.36              3.25                3.00
---------------------------------------------------------------------------
$250,000 to
less than $500,000         2.30              2.25                2.00
---------------------------------------------------------------------------
$500,000 to
less than $1,000,000       1.78              1.75                1.50
---------------------------------------------------------------------------

On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statement of Additional Information.

Class B Shares--Deferred Sales Charge Alternative

You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within four years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares.

The amount of the CDSC for each Fund is as set forth below. Class B shares of a Fund purchased prior to the date of this Prospectus may be subject to a different CDSC schedule, which was disclosed in the Fund's prospectus in use at the time of purchase and is set forth in the Fund's current Statement of Additional Information.

             Year Since Purchase                          CDSC
             -------------------------------------------------
             First....................................    4.0%
             Second...................................    3.0%
             Third....................................    2.0%
             Fourth...................................    1.0%
             Fifth....................................    None

Class B shares are subject to higher distribution fees than Class A shares for a period (after which they convert to Class A shares) of eight years, or six years with respect to Premier Growth Fund. The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C Shares--Asset-Based Sales Charge Alternative

You can purchase Class C shares without any initial sales charge or a CDSC. A Fund will thus receive the full amount of your purchase, and you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Application of the CDSC


Shares obtained from dividend or distribution reinvestment are not subject to the CDSC on Class A and Class B shares. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a systematic withdrawal plan. See the Statements of Additional Information.

How the Funds Value Their Shares

The net asset value of each Class of shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to that Class by the outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe would accurately reflect fair market value.

General

The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there are no initial or contingent deferred sales charges. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class C shares is $5,000,000. The maximum purchase of Class B shares is $250,000. The Funds may refuse any order to purchase shares.


In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

HOW TO SELL SHARES

You may "redeem", i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC for Class A and Class B shares) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Selling Shares Through Your Broker

A Fund must receive your broker's request before 4:00 p.m. Eastern time for you to receive that day's net asset value (less any applicable CDSC for Class A and Class B shares). Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Selling Shares Directly To A Fund


Send a signed letter of instruction or stock power form to Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend-disbursing agent, along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                            Alliance Fund Services
                                 P.O. Box 1520
                            Secaucus, NJ 07096-1520
                                1-800-221-5672


Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672 by a shareholder who has completed the Subscription Application or an "Autosell" application obtained from AFS. Telephone redemption requests must be for at least $500 and may not exceed $100,000, and must be made between 9 a.m. and 4 p.m. Eastern time on a Fund business day. Proceeds of telephone redemptions will be sent by electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record, but only once in any 30-day period and in an amount not exceeding $50,000. Telephone redemption by check is not available for shares purchased within 15 calendar days prior to the redemption request, shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

HOW TO EXCHANGE SHARES


You may exchange your shares of any Fund for shares of the same class of other Alliance Mutual Funds (which include AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined without sales or service charges. Exchanges may be made by telephone or written request.

Class A and Class B shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purposes of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the Prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

--------------------------------------------------------------------------------
                            Management Of The Funds
--------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                                                            Principal occupation
                                                              during the past
      Fund             Employee; year; title                     five years
--------------------------------------------------------------------------------
The Alliance Fund      Alfred Harrison since 1989--         Associated with
                       Vice Chairman of Alliance Capital    Alliance
                       Management Corporation
                       ("ACMC")*

                       Paul H. Jenkel since 1985--          Associated with
                       Senior Vice President of ACMC        Alliance

Growth Fund            Tyler Smith since inception--        Associated with
                       Senior Vice President of ACMC        Alliance since
                                                            July 1993; prior
                                                            thereto,
                                                            associated with
                                                            Equitable Capital
                                                            Management
                                                            Corporation
                                                            ("Equitable
                                                            Capital")**

Premier Growth Fund    Alfred Harrison since inception--    (see above)
                       (see above)

Counterpoint Fund      David P. Handke, Jr. since           Associated with
                       inception--Vice President of ACMC    Alliance

                       Jon H. Outcalt since inception--     Associated with
                       Senior Vice President of ACMC        Alliance

Technology Fund        Peter Anastos since 1992--           Associated with
                       Senior Vice President of ACMC        Alliance

                       Gerald T. Malone since 1992--        Associated with
                       Senior Vice President of ACMC        Alliance since
                                                            1992; prior
                                                            thereto
                                                            associated with
                                                            College
                                                            Retirement
                                                            Equities Fund

Quasar Fund            Alden M. Stewart since 1994--        Associated with
                       Executive Vice President of ACMC     Alliance since
                                                            1993; prior
                                                            thereto,
                                                            associated with
                                                            Equitable Capital

                       Randall E. Haase since 1994--        Associated with
                       Senior Vice President of ACMC        Alliance since July
                                                            1993; prior
                                                            thereto,
                                                            associated with
                                                            Equitable Capital

                       Timothy Rice since 1993--            Associated with
                       Vice President of ACMC               Alliance

International Fund     A. Rama Krishna since 1993--         Associated with
                       Senior Vice President of ACMC        Alliance since
                       and director of Asian Equity         1993, prior
                       research                             thereto,
                                                            Chief Investment
                                                            Strategist and
                                                            Director--Equity
                                                            Research for CS
                                                            First Boston

Worldwide              Mark H. Breedon since inception---   Associated with
Privatization          Senior Vice President of ACMC        Alliance
                       and Director and Vice President
                       of Alliance Capital Limited ("ACL")***

New Europe Fund        Eric N. Perkins since 1992--         Associated with
                       Senior Vice President of ACMC        Alliance
                       and director of European equity
                       research

                                                            Principal occupation
                                                              during the past
      Fund             Employee; year; title                     five years
--------------------------------------------------------------------------------
All-Asia Investment    A. Rama Krishna--                    (see above)
Fund                   Since inception (see above)

Global Small Cap       Ronald L. Simcoe since 1993--        Associated with
Fund                   Vice President of ACMC               Alliance since
                                                            1993; prior
                                                            thereto,
                                                            associated with
                                                            Equitable Capital

                       Alden Stewart since 1994--           (see above)
                       (see above)

                       Randall E. Haase since 1994--        (see above)
                       (see above)

                       Timothy Rice since 1993--            (see above)
                       (see above)

Strategic Balanced     Bruce W. Calvert since 1990--        Associated with
Fund                   Vice Chairman and the Chief          Alliance
                       Investment Officer of ACMC

Balanced Shares        Bruce W. Calvert since 1990--        Associated with
                       (see above)                          Alliance

Income Builder Fund    Andrew M. Aran since 1994--          Associated with
                       Senior Vice President of ACMC        Alliance since
                                                            March 1991; prior
                                                            thereto, a Vice
                                                            President of
                                                            PaineWebber, Inc.

                       Thomas M. Perkins since 1991--       Associated with
                       Senior Vice President of ACMC        Alliance

Utility Income Fund    Alan Levi since 1994--               Associated with
                       Senior Vice President and            Alliance
                       Director of Research of ACMC

                       Gregory Allison since 1995--         Associated with
                       Portfolio Manager of Utility         Alliance since
                       Income Fund                          1994; prior
                                                            thereto associated
                                                            with
                                                            Gabelli & Co.

Growth & Income        Paul Rissman since 1994--            Associated with
Fund                   Vice President of ACMC               Alliance

--------------------------------------------------------------------------------
  * The sole general partner of Alliance.
 ** Equitable Capital was, prior to Alliance's acquisition of it, a management firm under common control with Alliance.
*** An indirect wholly-owned subsidiary of Alliance.

Alliance is a leading international investment manager supervising client accounts with assets as of September 30, 1995 totaling more than $140 billion (of which approximately $44 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by Alliance comprising 105 separate investment portfolios currently have over two million shareholders. As of September 30, 1995, Alliance was retained as an investment manager for 29 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of

Equitable by AXA is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

ADMINISTRATOR AND CONSULTANT TO ALL-ASIA INVESTMENT FUND

Alliance has been retained by All-Asia Investment Fund under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund. For a description of such services, see the Statement of Additional Information of the Fund.

In connection with its provision of advisory services to All-Asia Investment Fund, Alliance has retained at its expense OCBC Asset Management Limited ("OAM") as a consultant to provide to Alliance such statistical and other factual information, research and assistance with respect to economic, financial, political, technological and social conditions and trends in Asian countries, including information on markets and industries, as Alliance shall from time to time request. OAM will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

OAM is one of the largest Singapore-based investment management companies specializing in investment in Asia-Pacific markets. OAM provides consulting and advisory services to institutions and individuals, including mutual funds. As of June 30, 1995, OAM had approximately $1.5 billion in assets under management.

OAM is a wholly-owned subsidiary of Oversea-Chinese Banking Corporation Limited ("OCBC Bank"), which is based in Singapore. The OCBC Bank Group has an extensive network of banking offices in the Asian Pacific region. The OCBC Bank Group engages in a wide variety of activities including commercial banking, investment banking, and property and hotel investment and management. OCBC Bank is the third largest company listed on the Stock Exchange of Singapore with a market capitalization as of June 30, 1995 of approximately $6.6 billion.

EXPENSES OF ALL-ASIA INVESTMENT FUND

In addition to the payments to Alliance under the Advisory Agreement and Administration Agreement with All-Asia Investment Fund, all as described above, the Fund pays certain other costs, including (i) custody, transfer and dividend disbursing expenses, (ii) fees of the Directors who are not affiliated with Alliance, (iii) legal and auditing expenses (iv) clerical, accounting and other office costs, (v) costs of printing each Fund's prospectuses and shareholder reports, (vi) costs of maintaining each Fund's existence, (vii) interest charges, taxes, brokerage fees and commissions, (viii) costs of stationery and supplies, (ix) expenses and fees related to registration and filings with the Commission and with state regulatory authorities, (x) upon the approval of the Board of Directors, costs of personnel of Alliance or its affiliates rendering clerical, accounting and other office services, and (xi) such promotional expenses as may be contemplated by the Distribution Services Agreement, described below.

DISTRIBUTION SERVICES AGREEMENTS

Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted one or more "Rule 12b-1 plans" (for each Fund, a "Plan") and has entered into a Distribution Services Agreement (the "Agreement") with AFD. Pursuant to its Plan, a Fund pays to AFD a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .30% (.50% with respect to Growth Fund, Premier Growth Fund and Strategic Balanced Fund) of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, for distribution expenses. The Directors of Growth Fund and Strategic Balanced Fund currently limit payments with respect to Class A shares under the Plan to .30% of each Fund's aggregate average daily net assets attributable to Class A shares. The Directors of Premier Growth Fund currently limit payments under the Plan with respect to sales of Class A shares made after November 1993 to, .30% of the Fund's aggregate average daily net assets. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Fund attributable to each class of shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

The Plans provide that AFD will use the distribution services fee received from a Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, of the assets maintained in a Fund by their customers. Distribution services fees received from the Funds, except Growth Fund and Strategic Balanced Fund, with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Funds, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Fund's shares.

The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. Except as noted below for Growth Fund and Strategic Balanced Fund, with respect to Class A shares of each Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. Except as noted below for Growth Fund and Strategic Balanced Fund, AFD's compensation with respect to Class B and Class C shares under the Plans of the other Funds is directly tied to its expenses incurred. Actual distribution expenses for such Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and, in the case of Class B shares, payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B shares, payments subsequently received through CDSCs, so long as the Plan and the Agreement are in effect. Since AFD's compensation under the Plans of Growth Fund and Strategic Balanced Fund is not directly tied to the expenses incurred by AFD, the amount of compensation received by it under the applicable Plan during any year may be more or less than its actual expenses.

Unreimbursed distribution expenses incurred as of the end of each Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Funds (except Growth Fund and Strategic Balanced Fund) were, as of that time, as follows:

                                                Amount of Unreimbursed Distribution Expenses
                                                        (as % of Net Assets of Class)
                                           -----------------------------------------------------
                                              Class B                           Class C
------------------------------------------------------------------------------------------------
Alliance Fund..................    $ 1,442,425         (7.95%)        $  399,204         (6.41%)
Growth Fund....................    $24,134,216         (3.21%)        $  529,804         (0.46%)
Premier Growth Fund............    $ 3,230,541         (2.31%)        $  165,741         (2.26%)
Counterpoint Fund..............    $   119,047        (22.58%)        $  125,891        (30.08%)
Technology Fund................    $   698,886         (3.80%)        $  221,888         (2.97%)
Quasar Fund....................    $   557,782         (4.01%)        $   87,823         (7.20%)
International Fund.............    $ 1,672,131         (3.41%)        $  455,492         (2.35%)
Worldwide Privatization Fund...    $   138,862          (.17%)        $      569          (.17%)
New Europe Fund................    $ 1,630,288         (4.72%)        $  298,375         (3.82%)
All-Asia Fund..................    $   349,468        (11.58%)        $    3,881         (2.09%)
Global Small Cap Fund..........    $   922,746        (17.87%)        $  327,084        (23.25%)
Income Builder Fund............    $   224,734        (11.25%)        $1,507,457         (2.35%)
Strategic Balanced Fund........    $   759,314         (2.04%)        $  219,442         (5.34%)
Balanced Shares................    $   965,505         (6.40%)        $  262,338         (5.14%)
Utility Income Fund............    $   248,868        (10.58%)        $  236,172         (8.91%)
Growth and Income Fund.........    $ 2,607,181         (2.54%)        $  355,256         (1.83%)
------------------------------------------------------------------------------------------------

The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                           Dividends, Distributions
--------------------------------------------------------------------------------
                                   And Taxes
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

If you receive an income dividend or capital gains distribution in cash you may, within 30 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by a Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES

Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Fund to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

Under the current federal tax law the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Distributions by a Fund may be subject to state and local taxes. Alliance Fund, Premier Growth Fund, Technology Fund, Quasar Fund, New Europe Fund, Balanced Shares and Growth and Income Fund are qualified to do business in the Commonwealth of Pennsylvania and, therefore, are subject to the Pennsylvania foreign franchise and corporate net income tax in respect of their business activities in Pennsylvania. Accordingly, shares of such Funds are exempt from Pennsylvania personal property taxes. These Funds anticipate continuing such business activities but reserve the right to suspend them at any time, resulting in the termination of the exemptions.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.

Shareholders will be advised annually as to the federal tax status of dividends and capital gains distributions made by a Fund for the preceding year. Shareholders are urged to consult their tax advisers regarding their own tax situation.

--------------------------------------------------------------------------------
                              General Information
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION

Each of the following Funds is a Maryland corporation organized in the year indicated: The Alliance Fund, Inc. (1938), Alliance Balanced Shares, Inc.
(1932), Alliance Premier Growth Fund, Inc. (1992), Alliance Technology Fund, Inc. (1980), Alliance Quasar Fund, Inc. (1989), Alliance Worldwide Privatization Fund, Inc. (1994), Alliance New Europe Fund, Inc. (1990), Alliance All-Asia Investment Fund, Inc. (1994), Alliance Global Small Cap Fund, Inc. (1966), Alliance Income Builder Fund, Inc. (1991), Alliance Utility Income Fund, Inc.
(1993), and Alliance Growth and Income Fund, Inc. (1932). Each of the following Funds is either a Massachusetts business trust or a series of a Massachusetts business trust organized in the year indicated: Alliance Growth Fund and Alliance Strategic Balanced Fund (each a series of The Alliance Portfolios) (1987), Alliance Counterpoint Fund (1984) and Alliance International Fund (1980). Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds, Growth Fund was known as The Equitable Growth Fund and Strategic Balanced Fund was known as The Equitable Balanced Fund. Prior to March 22, 1994, Income Builder Fund was known as Alliance Multi-Market Income and Growth Trust, Inc.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal, or in the case of the Funds organized as Maryland corporations, state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder in a Fund will be entitled to his or her pro rata share of all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B and C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses. Each class of shares votes separately with respect to a Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Funds advertise their "total return," which is computed separately for Class A, Class B and Class C shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid.

Balanced Fund, Growth and Income Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may also advertise their "yield," which is also computed separately for Class A, Class B and Class C shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis.

Strategic Balanced Fund, Balanced Shares, Income Builder Fund, Utility Income Fund and Growth and Income Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares.

A Fund will include performance data for each class of shares in any advertisement or sales literature using performance data of that Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund. See "General Information--Organization."

--------------------------------------------------------------------------------
                       Alliance Subscription Application
--------------------------------------------------------------------------------

                           The Alliance Stock Funds


                                 Alliance Fund
                                  Growth Fund
                              Premier Growth Fund
                               Counterpoint Fund
                                Technology Fund

                                  Quasar Fund
                              International Fund
                         Worldwide Privatization Fund
                                New Europe Fund
                                 All-Asia Fund
                             Global Small Cap Fund

                            Strategic Balanced Fund
                                Balanced Shares
                              Income Builder Fund
                              Utility Income Fund
                             Growth & Income Fund

--------------------------------------------------------------------------------
                         Information And Instructions
--------------------------------------------------------------------------------

To Open Your New Alliance Account

Please complete the application and mail it to:
    Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520

Signatures - Please Be Sure To Sign the Application (Section 7)

If shares are registered in the name of:
 .  an individual, the individual should sign.
 .  joint tenants, both should sign.
 .  a custodian for a minor, the custodian should sign.
 .  a corporation or other organization, an authorized officer should sign
   (please indicate corporate office or title).
 .  a trustee or other fiduciary, the fiduciary or fiduciaries should sign
   (please indicate capacity).

Registration

To ensure proper tax reporting to the IRS:
 .  Individuals, Joint Tenants and Gift/Transfer to a Minor:
   - Indicate your name exactly as it appears on your social security card.
 .  Trust/Other:
   - Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

Please Note:

 . Certain legal documents will be required from corporations or other organizations, executors and trustees, or if a redemption is requested by anyone other than the shareholder of record. If you have any questions concerning a redemption, contact the Fund at the number below.

 . In the case of redemptions or repurchases of shares recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At:
1-(800) 221-5672.

--------------------------------------------------------------------------------
                           Subscription Application
--------------------------------------------------------------------------------

                             Alliance Stock Funds

              (see instructions at the front of the application)

--------------------------------------------------------------------------------
                 1. Your Account Registration   (Please Print)
--------------------------------------------------------------------------------

[_] INDIVIDUAL OR JOINT ACCOUNT

    ---------------------------------------------------------------------------------------------------
     Owner's Name   (First Name)                   (MI)                    (Last Name)

           -            -
    -------------------------------------------
     Social Security Number (Required to open account)

    ---------------------------------------------------------------------------------------------------
     Joint Owner's Name*   (First Name)            (MI)                    (Last Name)

     *Joint Tenants with right of survivorship unless otherwise indicated

[_] GIFT/TRANSFER TO A MINOR

    ---------------------------------------------------------------------------------------------------
     Custodian - One Name Only  (First Name)       (MI)                    (Last Name)

    ---------------------------------------------------------------------------------------------------
     Minor (First Name)                            (MI)                    (Last Name)

            -           -
    -------------------------------------------
     Minor's Social Security Number (Required to open account)
     Under the State of __________ (Minor's Residence) Uniform Gifts/Transfer to Minor's Act

[_] TRUST ACCOUNT

    ---------------------------------------------------------------------------------------------------
     Name of Trustee

    ---------------------------------------------------------------------------------------------------
     Name of Trust

    ---------------------------------------------------------------------------------------------------
     Name of Trust (cont'd)

    ---------------------------------------------------------------------------------------------------
     Trust Dated                              Tax ID or Social Security Number (Required to open account)

[_] OTHER

    ---------------------------------------------------------------------------------------------------
     Name of Corporation, Partnership or other Entity

    -------------------------------
     Tax ID Number

--------------------------------------------------------------------------------
                                  2. Address
--------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------
     Street

    ---------------------------------------------------------------------------------------------------
     City                                          State                   Zip Code

    ---------------------------------------------------------------------------------------------------
     If Non-U.S., Specify Country

          -              -                             -              -
    ---------------------------------            ---------------------------------
     Daytime Phone                                Evening Phone

     I am a:  [_]U.S. Citizen   [_]Non-Resident Alien   [_]Resident Alien   [_]Other


                    +++                               +++
                    +                                   +
                             For Alliance Use Only

                    +                                   +
                    +++                               +++

--------------------------------------------------------------------------------
                             3. Initial Investment
--------------------------------------------------------------------------------
Minimum: $250; Maximum: Class B only - $250,000; Class C only - $5,000,000. Make all checks payable to The Alliance Stock Fund in which you are investing.

I hereby subscribe for shares of the following Alliance Stock Fund(s):

                                    Class A                             Class B                         Class C
                                 (Initial Sales        Dollar     (Contingent Deferred    Dollar     (Asset-based      Dollar
                                    Charge)            Amount        Sales Charge)        Amount     Sales Charge)     Amount
                                 ---------------- --------------- -------------------- ------------ --------------- --------------
[_]Alliance Fund                     [_](44)          ___________     [_](43)          ___________   [_](344)        ___________
[_]Growth Fund                       [_](31)          ___________     [_](01)          ___________   [_](331)        ___________
[_]Premier Growth Fund               [_](78)          ___________     [_](79)          ___________   [_](378)        ___________
[_]Counterpoint Fund                 [_](19)          ___________     [_](219)         ___________   [_](319)        ___________
[_]Technology Fund                   [_](82)          ___________     [_](282)         ___________   [_](382)        ___________
[_]Quasar Fund                       [_](26)          ___________     [_](29)          ___________   [_](326)        ___________
[_]International Fund                [_](40)          ___________     [_](41)          ___________   [_](340)        ___________
[_]Worldwide Privatization Fund      [_](112)         ___________     [_](212)         ___________   [_](312)        ___________
[_]New Europe Fund                   [_](62)          ___________     [_](58)          ___________   [_](362)        ___________
[_]All-Asia Fund                     [_](118)         ___________     [_](218)         ___________   [_](318)        ___________
[_]Global Small Cap Fund             [_](45)          ___________     [_](48)          ___________   [_](345)        ___________
[_]Strategic Balanced Fund           [_](32)          ___________     [_](02)          ___________   [_](332)        ___________
[_]Balanced Shares                   [_](96)          ___________     [_](75)          ___________   [_](396)        ___________
[_]Income Builder Fund               [_](111)         ___________     [_](211)         ___________   [_](311)        ___________
[_]Utility Income Fund               [_](9)           ___________     [_](209)         ___________   [_](309)        ___________
[_]Growth & Income Fund              [_](94)                          [_](74)                        [_](394)
                                                                          ------------------------------------------------------
                                                                           DEALER USE ONLY
to be purchased with the enclosed check or draft for $ __________          Wire Confirm No.:
                                                                           -----------------------------------------------------

--------------------------------------------------------------------------------
                      4. Reduced Charges  (Class A Only)
--------------------------------------------------------------------------------

If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please list below any existing accounts to be considered and complete the Right of Accumulation section or the Statement of Intent section.

------------------------------------------  -----------------------------------
Fund                                        Account Number

------------------------------------------  -----------------------------------
Fund                                        Account Number

A. Right of Accumulation
[_]Please link the accounts listed above for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

B. Statement of Intent
[_]I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period:
[_]  $100,000    [_]  $250,000     [_]  $500,000     [_]  $1,000,000

If the full amount indicated is not purchased within 13 months, I understand an additional sales charge must be paid from my account.

------------------------------------------  ------------------------------------
Name on Account                             Account Number

------------------------------------------  ------------------------------------
Name on Account                             Account Number


--------------------------------------------------------------------------------
                            5. Distribution Options
--------------------------------------------------------------------------------

   If no box is checked, all distributions will be reinvested in additional shares of the Fund

Income Dividends: (elect one)              [_] Reinvest dividends
                                           [_] Pay dividends in cash
                                           [_] Use Dividend Direction Plan

Capital Gains Distribution: (elect one)    [_] Reinvest capital gains
                                           [_] Pay capital gains in cash
                                           [_] Use Dividend Direction Plan

If you elect to receive your income dividends or capital gains distributions in cash, please enclose a preprinted voided check from the bank account you wish to have your dividends deposited into.**

If you wish to utilize the Dividend Direction Plan, please designate the Alliance account you wish to have your dividends reinvested in:

--------------------------------------------------------------------------------
Fund Name                                    Existing Account No.

Special Distribution Instructions:   [_] Please pay my distributions via check
                                         and send to the address indicated in
                                         Section 2.
                                     [_] Please mail my distributions to the
                                         person and/or address designated below:

--------------------------------------  ----------------------------------------
Name                                    Address

--------------------------------------  --------------------------  ------------
City                                    State                       Zip

--------------------------------------------------------------------------------
                            6. Shareholder Options
--------------------------------------------------------------------------------

A. AUTOMATIC INVESTMENT PROGRAM (AIP) **

  I hereby authorize Alliance Fund Services, Inc. to draw on my bank account, on or about the ______ day of each month for a monthly investment in my Fund account in the amount of $____________ (minimum $25 per month). Please attach a preprinted voided check from the bank account you wish to use. NOTE: If your bank is not a member of the NACHA, your Alliance account will be credited on or about the 20th of each month.

  The Fund requires signatures of bank account owners exactly as they appear on bank records.

  ---------------------------------------------  -------------------------------
  Individual Account                             Date


  ---------------------------------------------  -------------------------------
  Joint Account                                  Date
**Your bank must be a member of the National Automated Clearing House
  Association (NACHA).

B. TELEPHONE TRANSACTIONS

   You can call our toll-free number 1-800-221-5672 and instruct Alliance
   Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.
   Instructions: . Review the information in the Prospectus about telephone transaction services.
                 . Check the box next to the telephone transaction service(s)
                   you desire.
                 . If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to this application.

    Purchases and Redemptions via EFT**

    [_] I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.

    The fund requires signatures of bank account owners exactly as they appear on bank records.

    ---------------------------------------------  -----------------------------
    Individual Account Owner                       Date

    ---------------------------------------------  -----------------------------
    Joint Account Owner                            Date

    Telephone Exchanges and Redemptions by Check

    Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000 per check. This service can be enacted once every 30 days.

    [_] I do not elect the telephone exchange service.
             ---
    [_] I do not elect the telephone redemption by check service.
             ---

C. SYSTEMATIC WITHDRAWAL PLAN (SWP) **

   In order to establish a SWP, an investor must own or purchase shares of the Fund having a current net asset value of at least:
   . $10,000 for monthly payments; . $5,000 for bi-monthly payments;
   . $4,000 for quarterly or less frequent payments

   [_] I authorize this service to begin in _________, 19__, for the amount
                                              Month
       of $_______________($50.00 minimum)


   Frequency:  (Please select one) [_] Monthly  [_] Bi-Monthly  [_] Quarterly
   [_] Annually  [_] In the months circled:  J  F  M  A  M  J  J  A  S  O  N  D

   Please send payments to: (please select one)

   [_] My checking account. Select the date of the month on or about which you wish the EFT payments to be made: _______________. Please enclose a preprinted voided check to ensure accuracy. EFT not available to Class B shareowners other than retirement plans.

   [_] My address of record designated in Section 2.

   [_] The payee and address specified below:

   -----------------------------------------------------------------------------
    Name of Payee                                    Address

   -----------------------------------------------------------------------------
    City                                             State               Zip

D. AUTO EXCHANGE

   [_] I authorize Alliance Fund Services, Inc. to initiate a monthly exchange for $____________ ($25.00 minimum) on the _________ day of the month, into the Alliance Fund noted below:

       Fund Name: ____________________________________

       [_] Existing account number:___________________ [_] New account

       Shares exchanged will be redeemed at net asset value computed on the date of the month selected. (If the date selected is not a fund business day the transaction will be processed on the next fund business day.) Certificates must remain unissued.

--------------------------------------------------------------------------------
          7. Shareholder Authorization This section MUST be completed
--------------------------------------------------------------------------------

I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

----------------------------------------  ----------------
Signature                                 Date

----------------------------------------  --------------  ----------------------
Signature                                 Date            Acceptance Date:

--------------------------------------------------------------------------------
        Dealer/Agent Authorization For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 7, as well as the legal capacity of the shareholder.

Dealer/Agent Firm
                  -------------------------------------------------------------
Authorized Signature
                     ----------------------------------------------------------
Representative First Name                  MI       Last Name
                          ----------------    -----           -----------------
Representative Number
                      ---------------------------------------------------------
Branch Office Address
                      ---------------------------------------------------------
City                        State                        Zip Code
     ----------------------       ----------------------          -------------

Branch Number                      Branch Phone (   )
             ---------------------              -------------------------------
** Your bank must be a member of the National
   Automated Clearing House Association (NACHA).               50074GEN-EQTYApp

(LOGO)(R)                         ALLIANCE NEW EUROPE FUND, INC.
________________________________________________________________

P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION

                        November 1, 1995

________________________________________________________________


    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's current
Prospectus. A copy of the Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown above.

                        Table Of Contents

                                                             Page


Description of the Fund

Management of the Fund

Expenses of the Fund

Purchase of Shares

Redemption and Repurchase of Shares

Shareholder Services

Net Asset Value

Dividends, Distributions and Taxes

Portfolio Transactions

General Information

Financial Statements and Report of Independent
  Auditors

Appendix A Special Risk Considerations                        A-1

Appendix B Currency Hedging Techniques                        B-1

Appendix C Additional Information About
  The United Kingdom                                          C-1

____________________________________________________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

____________________________________________________________

                     DESCRIPTION OF THE FUND
____________________________________________________________

Introduction to the Fund

    Alliance New Europe Fund, Inc. (the "Fund") is a non-diversified, open-end management investment company commonly known as a "mutual fund". Until February 8, 1991, the Fund operated as a closed-end investment company, and its shares (which then comprised a single class) were listed and traded on the New York Stock Exchange until February 1, 1991. The investment objective and policies of the Fund are set forth below. The Fund's investment objective is a "fundamental policy" within the meaning of the Investment Company Act of 1940, as (the "1940 Act"), and, therefore, may not be changed by the Directors without a shareholder vote. Except as provided below, the Fund's investment policies are not fundamental and, therefore, may be changed by the Board of Directors without shareholder approval; however, the Fund will not change its investment policies without contemporaneous written notice to shareholders. There can be, of course, no assurance that the Fund will achieve its investment objective.

INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. As a matter of fundamental policy, the Fund will, under normal circumstances, invest at least 65% of its total assets in the equity securities of European companies. The Fund defines European companies to be companies (a) that are organized under the laws of a European country and have a principal office in a European country or (b) that derive 50% or more of their total revenues from business in Europe or (c) the equity securities of which are traded principally on a stock exchange in Europe. Under normal market conditions the Fund expects to invest substantially all of its assets in the equity securities of companies based in Europe. When Alliance Capital Management L.P., the Fund's Adviser (the "Adviser") believes that such investments provide the opportunity for capital appreciation, however, up to 35% of the Fund's total assets may be invested in U.S. dollar- or foreign currency-denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations which are rated AA or better by Standard & Poor's Corporation or Aa or better by Moody's Investors Service, Inc. or, if not so rated, of equivalent investment quality as determined by the Fund's Adviser.

    Unless otherwise indicated, Europe consists of the Republic of Austria, the Kingdom of Belgium, the Kingdom of Denmark, Germany, the Republic of Finland, the Republic of France, the Hellenic Republic ("Greece"), the Republic of Iceland, the Republic of Ireland, the Italian Republic, the Grand Duchy of Luxembourg, the Kingdom of the Netherlands, the Kingdom of Norway, the Republic of Portugal, the Kingdom of Spain, the Kingdom of Sweden, the Swiss Confederation ("Switzerland"), the Republic of Turkey and the United Kingdom of Great Britain and Northern Ireland (together, "Western Europe"), plus the People's Republic of Bulgaria, the Czech Republic and Slovakia, the Republic of Hungary, the Republic of Poland, Romania and the states formed from the break-up of the former Socialist Federal Republic of Yugoslavia (together, "Eastern Europe"). Additional countries on the continent of Europe may be considered part of the Fund's definition of Europe and appropriate spheres of investment by the Fund as the securities markets of those countries develop. The Fund's definition of European companies may include companies that have characteristics and business relationships common to companies in other regions. As a result, the value of the securities of such companies may reflect economic and market forces applicable to other regions, as well as to Europe. The Fund believes, however, that investment in such companies will be appropriate in light of the Fund's investment objective, because the Adviser, (the "Adviser"), will select among such companies only those which in its view, have sufficiently strong exposure to economic and market forces in Europe such that their value will reflect European developments to a greater extent than developments in other regions. For example, the Adviser may invest in companies organized and located in the United States or other countries outside of Europe, including companies having their entire production facilities outside of Europe, when such companies meet one or more elements of the Fund's definition of European companies so long as the Adviser believes at the time of investment that the value of the company's securities will reflect principally conditions in Europe.

    Over the last ten years, European markets dominated the top five stock markets in the world (source: Morgan Stanley Capital International). The Adviser believes that the quickening pace of economic integration and political change in Europe, reflected in such developments as the reduction of barriers to free trade within the European Community, creates the potential for many European companies to experience rapid growth. The emergence of market economies in certain European countries as well as the broadening and strengthening of such economies in other European countries may significantly contribute to the potential for accelerated economic development. Companies engaged in business in European countries with relatively mature capital markets may also benefit from local or international trends encouraging the development of capital markets and diminishing governmental intervention in economic affairs. Furthermore, new technologies, innovative products and favorable regulatory developments may support earnings growth. The Fund will invest in companies which, in the opinion of the Adviser, possess such rapid growth potential. Thus, the Fund will emphasize investments in smaller, emerging companies, but will also seek investment opportunities among larger, established companies in such growing economic sectors as capital goods, telecommunications, pollution control and consumer services. The Adviser's subsidiaries maintain offices in London, Luxembourg and Istanbul, and investment professionals from those offices conduct frequent visits and interviews with management of European companies. The Adviser's local expertise in Europe facilitates its investment approach of buying stocks based on its on-site research of European companies as contrasted to a strategy of selecting countries with favorable outlooks and then selecting stocks of companies located in those countries. As of June 30, 1995, the ten largest investments of the Fund were Fortis Amev, Nokia Corp., Royal Bank of Scotland, Unilever PLC, Bayer AG, BAT Industries PLC, Vodafone Group PLC, Deutsche Bank AG, Den Danske Bank and Veba AG.

    The Fund will emphasize investment in European companies believed by the Adviser to be the likely beneficiaries of the efforts of the European Union (the "EU") to remove substantially all barriers to the free movement of goods, persons, services and capital within the European Community. The EU is a European economic cooperative organization consisting of Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain and the United Kingdom. In this regard, the Adviser will give consideration to the existence and extent of economic barriers in various industrial and corporate sectors and the likelihood and potential timing of the elimination of such barriers pursuant to the EU's Program. The Adviser believes that the beneficial effects of the EU's Program upon economies, sectors and companies may be most pronounced in the coming decade.

    The Fund's investment objective and policies reflect the Adviser's opinion that attractive investment opportunities will result from an evolving long-term European trend favoring the development and emergence of U.S./U.K.-style capital markets. The Adviser believes that such opportunities are available in a number of European countries, including Austria, Belgium, Denmark, Finland, Greece, Ireland, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden and Turkey, which appear to be in the process of broadening and strengthening their capital markets, and which may as a result experience relatively high rates of economic growth during the next decade.

    Other European countries, although having relatively mature capital markets, may also be in a position to benefit from local or international trends encouraging the development of capital markets and diminishing governmental intervention in economic affairs. Several European governments have deregulated significant sectors of their national economies to enable them to compete more effectively both within and outside Europe. Specific examples include, to differing degrees and in particular countries, the lifting of price controls, exchange controls and restrictions on foreign investment, and the deregulation of financial services. In addition, a number of European countries have in recent years employed tax policy, in the form of both reduced tax burdens on corporations and investors and tax incentives for business, to stimulate private investment and economic growth.

    Certain European governments including, among others, the governments of Austria, Germany, Greece, Portugal and Spain, have, to varying degrees, embarked on "privatization" programs contemplating the sale of all or part of their interests in state-owned enterprises. The Adviser believes that privitizations may offer investors opportunities for significant capital appreciation and intends to invest assets of the Fund in them in appropriate circumstances. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privitizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments will continue to divest currently government- owned or -controlled companies or that privatization proposals will be successful.

    In recent years, there has been a trend toward the strengthening of economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries, notably Germany and, on a smaller scale, Austria. The Adviser believes that as such trend continues, developing market economies within former "east bloc" countries will provide some Western European financial institutions and other companies with special opportunities in facilitating East-West transactions. The Fund will seek investment opportunities among such companies.

    The Fund will actively seek investment opportunities within the former "east bloc" countries of Eastern Europe. However, the Fund will not invest more than 20% of its total assets in the equity and fixed income securities of issuers based in the former "east bloc" countries, nor more than 10% of its total assets in the securities of issuers based in any one such country. The Adviser believes that, at the present time, there are very few investments suitable for the Fund's portfolio available in the former "east bloc" countries. While the Adviser expects that additional such investments will become available in the future, there can be no assurance that this will be the case. Most Eastern European countries are currently implementing reforms directed at political and economic liberalization, including efforts to move toward more market-oriented economies and to foster multi-party political systems. For example, Hungary, Poland and, more recently, Czechoslovakia have adopted reforms to stimulate their economies and encourage foreign investment. Specifically, laws have been enacted in Hungary and Poland and Czechoslovakia to allow private individuals to own and operate businesses and to protect the property rights of investors. Such laws seek to assure foreign investors of the right to own interests in and, under certain circumstances, control local companies and to repatriate capital and profits and, in certain cases, grant favorable tax treatment to companies with foreign participation.

    As a result of these and other measures, the Adviser expects that foreign direct investment in Eastern Europe may increase. In addition, the World Bank, the International Monetary Fund and various national governments are providing financing to governments of Eastern European countries. Financing for certain companies and private sector projects based in Eastern Europe is being provided by the International Finance Corporation, a subsidiary of the World Bank. The European Community has entered into association agreements with Hungary, Poland and Czechoslovakia providing for enhanced trade and cooperation between the European Community and those countries and the European Community has provided technical and financial assistance to Hungary, Poland and Czechoslovakia. Further, the United States has granted Hungary, Poland and Czechoslovakia "most favored nation" status with respect to trade matters.

    There can be no assurance that the reforms initiated by the former "east bloc" countries of Eastern Europe will continue or, if continued, will achieve their goals. As influence of the former Union of Soviet Socialist Republics over those countries has subsided, several of them have experienced political and economic instability due to conflicts among regional and ethnic factions. To the extent such instability continues, it may reduce the range of suitable investment opportunities for the Fund in these countries.

    In addition to the trends and developments described above, the Adviser has also identified certain other factors that it believes may generate attractive investment opportunities in Europe. These factors include increased direct investment in Europe by U.S. and Japanese companies, the development of new stock markets in certain European countries, increased merger and acquisition activity, an increase in capital spending on transportation and communications and a trend toward the transfer of production facilities from countries having higher production costs to European countries having lower production costs. Furthermore, the Adviser believes that many European countries are emerging from recession and that, historically, equities have performed well during post-recessionary periods due to low interest rates, rising consumer consumption, rising currency exchange rates and local investment in infrastructure.

    As of July 31, 1995, the top five countries in which the Fund was invested were the United Kingdom (30%), France (19%), Germany
(13%), The Netherlands (7%) and Spain (6%). The remaining 25% was invested in eight other countries.

    The Fund's portfolio manager believes that the current economic recovery in Europe is stronger than originally expected, with economic and profit growth forecasts upgraded for almost all European countries this year. The Adviser believes that Europe's gross domestic product ("GDP") will grow about 2% in 1995, driven primarily by exports. The Adviser believes European GDP will grow to over 2.5% in 1996, driven by domestic consumption.

    The Adviser will adjust the Fund's exposure to each European economy based on its perception of the most favorable markets and issuers. The Fund intends to spread investment risk among the capital markets of a number of European countries and, under normal circumstances, will invest in the equity securities of companies based in at least three such countries. The percentage of the Fund's assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the appreciation potential of such securities and the strength of that currency. Subject to the foregoing, and apart from the 10% limitation on investment in any one Eastern European country, there is no limit on the amount of the Fund's assets that may be invested in securities of issuers located in a single European country. While the Fund has no present intention of concentrating its investments in a single European country, at times a substantial amount (i.e., 25% or more) of the Fund's assets may be invested in issuers located in a single country. In such event, the Fund's portfolio would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. At July 31, 1995, 30% of the Fund's assets were invested in issues located in the United Kingdom. Because of the relative illiquidity of the capital markets in some countries, the Fund may invest in a small number of leading or actively traded companies in a country's capital markets in the expectation that the investment performance of such securities will substantially represent the investment performance of the country's capital markets as a whole.

    Investors should understand and consider carefully the substantial risks involved in investing in the equity securities of companies based in Europe, some of which are referred to in Appendix A hereto, and which are in addition to the usual risks inherent in domestic investments. See Appendix A, "Special Risk Considerations" and Appendix C, "United Kingdom."

    The Fund may invest up to 10% of its total assets in securities for which there is no ready market. The Fund may therefore not be able to readily sell such securities. There is no law in many of the countries in which the Fund may invest similar to the U.S. Securities Act of 1933, as amended, requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

    The Fund has the ability to invest up to 20% of its total assets in warrants to purchase equity securities issued by European companies to the extent consistent with the Fund's investment objective; however, the Fund does not presently intend to invest more than 10% of its total assets in such warrants. The warrants in which the Fund may invest are a type of security, usually issued together with another equity or debt security of an issuer, that entitles the holder to buy a fixed amount of common or preferred stock of such issuer at a specified price for a fixed period of time (which may be in perpetuity). Warrants are commonly issued attached to other securities of the issuer as a method of making such securities more attractive and are usually detachable and, thus, may be bought or sold separately from the issued security. Warrants are a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock, or any combination thereof. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants issued by European companies generally are freely transferable and are generally traded on one or more of the major European stock exchanges. The Fund anticipates that the warrants in which it will invest will have exercise periods of approximately 2 to 10 years. The Fund may also invest in rights which are similar to warrants except that they have a substantially shorter duration.

    In addition to purchasing corporate securities of European issuers in European markets, the Fund may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or other securities convertible into securities of companies based in European countries. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

    The Fund will also be authorized to invest in debt securities of supranational entities denominated in the currency of any European country. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. The Fund may, in addition, invest in debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers). A European Currency Unit is a basket of specified amounts of the currencies of the twelve member states of the European Economic Union. The Fund is further authorized to invest in "semi-governmental securities," which are debt securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers. An example of a semi-governmental issuer is the City of Stockholm.

    For temporary defensive purposes, the Fund may vary from its investment policy during periods in which conditions in European securities markets or other economic or political conditions in Europe warrant. The Fund may reduce its position in equity securities and increase its position in debt securities, which may include U.S. Government securities, rated AA or better by Standard & Poor's Corporation or Aa or better by Moody's Investors Service, Inc. or if not so rated, of equivalent investment quality as determined by the Adviser, short-term indebtedness or cash equivalents denominated in either foreign currencies or U.S. dollars. The Fund may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in U.S. dollar-denominated money market instruments including: (i) U.S. Government securities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation and (iii) commercial paper of prime quality rated A-1 or better by Standard & Poor's Ratings Services ("S&P") or Prime 1 or better by Moody's Investors Service, Inc. (Moody's") or, if not rated, issued by companies which have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's.

    The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes--U.S. Federal Income Taxes." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than five percent of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in U.S. Government securities are not subject to these limitations. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.

Derivative Investment Products

    The Fund may use various derivative investment products to reduce certain risks to the Fund of exposure to local market and currency movements. These products include forward foreign currency exchange contracts, futures contracts, including stock index futures, and options thereon, put and call options and combinations thereof. The Adviser will use such products as market conditions warrant. The Fund's ability to use these products may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these products would succeed in reducing the risk to the Fund of exposure to local market and currency movements. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

    Currency Hedging Techniques. The Fund may engage in various portfolio strategies to hedge its portfolio against currency risks. These strategies include use of currency options and futures, options on such futures and forward foreign currency transactions. The Fund may enter into such transactions only in connection with its hedging strategies. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the currency exchange rates occur.

    Although certain risks are involved in options and futures transactions, the Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of futures transactions. Tax requirements may limit the Fund's ability to engage in hedging transactions. See Appendix B hereto for a further discussion of the use, risks and costs of the hedging instruments the Fund may utilize.

    Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward contracts with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward contracts and, therefore, the Adviser believes that the Fund will not be subject to the risks frequently associated with the speculative use of such transactions. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. To the extent required by applicable law, if the Fund enters into a position hedging transaction, its custodian bank will place cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The Fund will not enter into a forward contract with a term of more than one year or if, as a result thereof, more than 50% of the Fund's total assets would be committed to such contracts.

    Options On Foreign Currencies. The Fund may write, sell and purchase put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) or over-the-counter. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. There is no specific percentage limitation on the Fund's investments in options on foreign currencies.

    Options. The Fund may write, sell and purchase put and call options listed on one or more U.S. or foreign securities exchanges, including options on market indices. A call option gives the purchaser of the option, for paying the writer a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price. A put option gives the buyer of the option, for paying the writer a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date, at a predetermined price.

    Writing, purchasing and selling put and call options are highly specialized activities and entail greater than ordinary investment risks. When puts written by the Fund are exercised, the Fund will be obligated to purchase stocks above their then current market price. The Fund will not write a put option unless at all times during the option period the Fund has (a) sold short the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities, or

(b) purchased an offsetting put on the same securities. When calls written by the Fund are exercised, the Fund will be obligated to sell stocks below their then current market price. The Fund will not write a call option unless the Fund at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities, or (b) an offsetting call option on the same securities.

    Options on Market Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

    Financial Futures Contracts, Including Stock Index Futures, and Options on Futures Contracts. The Fund may enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A sale of a futures contract entails the acquisition of a contractual obligation to deliver the foreign currency or other commodity called for by the contract at a specified price on a specified date. A purchase of a futures contract entails the incurring of a contractual obligation to acquire the commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. In connection with its purchase of stock index futures contracts the Fund will deposit in a segregated account with the Fund's custodian an amount of cash or U.S. Government Securities (as defined below) or other liquid high-quality debt securities equal to the market value of the futures contracts less any amounts maintained in a margin account with the Fund's broker. Options on futures contracts to be written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. See the Fund's Statement of Additional Information for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

    With respect to futures contracts and options on futures contracts that are purchased for purposes other than for "bona fide hedging purposes" (as defined in Commodity Futures Trading

Commission regulations promulgated under the Commodity Exchange
Act), the aggregate initial margin and premiums required to be paid by the Fund to establish such positions will not exceed on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the liquidation value of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into.

    General. The successful use of the foregoing derivative investment products draws upon the Adviser's special skills and substantial experience with respect to such products and depends on the Adviser's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not necessarily achieve the anticipated benefits of futures contracts,options or forward contracts or may realize losses and thus be in a worse position than if such products had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

    The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market did not exist with respect to an over-the-counter option purchased or written by the Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes--U.S. Federal Income Taxes."

Other Investment Practices

    Lending Of Portfolio Securities. In order to increase income, the Fund may from time to time lend portfolio securities to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. Government securities. Under the Fund's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to the Fund and the Fund will have the right, on demand, to call back the loaned, or equivalent, securities. The Fund may pay fees to arrange the loans. The Fund will neither lend portfolio securities in excess of 30% of the value of its total assets nor lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser.

    Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

    When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be cancelled in the event that the required conditions did not occur and the trade was cancelled. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets.

    The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's Custodian will maintain, in the segregated account of the Fund, cash, cash equivalents, U.S. Government securities or other liquid high-grade debt securities denominated in U.S. dollars or non-U.S. currencies having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction,it might incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

    The use of forward commitments for the purchase or sale of fixed income securities enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to then current market values.

    Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The fee is payable whether or not the security is ultimately issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities that are not readily marketable, will not exceed 25% of its assets taken at the time of acquisition of such commitment of security. The Fund will at all times maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other high-grade liquid debt securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

    There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

    The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

    Future Developments. The Fund may, following written notice thereof to its shareholders, take advantage of opportunities in the area of futures contracts and options on futures contracts which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Such opportunities, if they arise, may involve risks which exceed those involved in the options and futures activities described above.

    Portfolio Turnover. Generally, the Fund's policy with respect to portfolio turnover is to purchase securities with a view to holding them for periods of time sufficient to assure that the Fund will realize less than 30% of its gross income from the sale or other disposition of securities held for less than three months and generally will hold its securities for six months or longer. However, it is also the Fund's policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Adviser anticipates that the Fund's annual rate of portfolio turnover will not exceed 200%. A 200% annual turnover rate would occur if all the securities of the Fund's portfolio were replaced twice within a period of one year. The turnover rate has a direct effect on the transaction costs to be borne by the Fund. For the fiscal period ended July 31, 1994 and the fiscal year ended 1995, the Fund's portfolio turnover was 35% and 74% respectively.

Fundamental Investment Policies

    In addition to the investment objective and policies described above, the Fund has adopted certain fundamental investment policies which may not be changed without shareholder approval. Briefly, these policies provide that the Fund may not:
(i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of the value of its total assets in the securities of any one issuer or 25% or more of the value of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"), and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, but will apply to foreign government obligations unless the Securities and Exchange Commission (the "Commission") permits their exclusion);
(iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made; (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general; (v) make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies and (b) the lending of portfolio securities; (vi) pledge, hypothecate, mortgage or otherwise encumber its assets, except (a) to secure permitted borrowings and (b) in connection with initial and variation margin deposits relating to futures contracts; (vii) invest in companies for the purpose of exercising control; (viii) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); (ix) buy or write (i.e., sell) put or call options, except (i) the Fund may buy foreign currency options or write covered foreign currency options and options on foreign currency futures and (ii) the Fund may purchase warrants; or (x) purchase or sell real estate, except that it may (i) purchase and sell securities of companies which deal in real estate or interests therein, (ii) purchase or sell commodities or commodity contracts (except foreign currencies, foreign currency options and futures and forward contracts or contracts for the future acquisition or delivery of foreign currencies and related options on futures contracts and other similar contracts), (iii) invest in interests in oil, gas, or other mineral exploration or development programs, except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs, (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions or (v) act as an underwriter of securities, except that the Fund may acquire securities in private placements under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter within the meaning of the U.S. Securities Act of 1933.

State Undertakings

    In connection with the qualification or registration of the Fund's shares for sale under the securities laws of certain states, the Fund has agreed, in addition to the investment restrictions described in the Prospectus, that it will not (i) purchase the securities of any company that has a record of less than three years of continuous operation (including that of predecessors) if such purchase at the time thereof would cause more than 5% of its total assets, taken at current value, to be invested in the securities of such companies; (ii) invest in oil, gas or other mineral leases; (iii) purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate);(iv) invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase) if as a result of such warrants valued at the lower of such cost or market would exceed 10% of the value of the Fund's assets at the time of purchase; (v) invest in the securities of any open-end investment company; (vi) it will prohibit the purchase or retention by the Fund of the securities of any issuer if the officers, directors or trustees of the Fund, its advisers or managers scoping beneficially more than one-half of one percent of the securities of each issuer together own beneficially more than five percent of such securities; (vii) it will prohibit the investment of any assets of the Fund in the securities of other investment companies except by purchase in the open-market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commissions, or except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition;
(viii) it will limit its investments in illiquid securities together with restricted securities (excluding Rule 144A securities) to no more than 15% of the Fund's average net assets; and (ix) meetings of stockholders for any purpose may be called by 10% of its outstanding shareholders;

____________________________________________________________

                     MANAGEMENT OF THE FUND
____________________________________________________________

Adviser

    Alliance Capital Management L.P. (the "Adviser"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") as the Fund's Adviser (see "Management of the Fund" in the Prospectus).

    The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1995 of more than $144 billion (of which more than $44 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included, as of September 30, 1995, 29 of the FORTUNE 100 Companies. As of that date, the Adviser and its subsidiaries employed approximately 1,350 employees who operated out of domestic offices and the overseas offices of subsidiaries in Bombay, Istanbul, London, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 51 registered investment companies comprising 105 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

    Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1995, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, owned in the aggregate approximately 59% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1995, approximately 33% and 8% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Directors of the Fund.

    AXA owns approximately 60% of the outstanding voting shares of common stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations are comprised of activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United States, the United Kingdom, Canada and other countries, principally in Europe. AXA is also engaged in asset management, investment banking and brokerage, real estate and other financial services activities in the United States and Europe. Based on information provided by AXA, as of January 1, 1995, 42.3% of the issued shares (representing 54.7% of the voting power) of AXA were owned by Midi Participations, a French corporation that is a holding company. The voting shares of Midi Participations are in turn owned 60% by Finaxa, a French corporation that is a holding company, and 40% by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation ("Generali") (one of which, Belgica Insurance Holding S.A., a Belgian corporation, owned 34.1%). As of January 1, 1995, 62.1% of the issued shares (representing 75.7% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 31.8% of the issued shares) (representing 39.0% of the voting power), and 26.5% of the issued shares (representing 16.6% of the voting power) of Finaxa were owned by Banque Paribas, a French bank ("Paribas"). Including the shares owned by Midi Participations, as of January 1, 1995, the Mutuelles AXA directly or indirectly owned 51.3% of the issued shares (representing 65.8% of the voting power) of AXA. In addition, certain subsidiaries of AXA own 0.4% of the shares of AXA which are not entitled to be voted. Acting as a group, the Mutuelles AXA control AXA, Midi Participations and Finaxa.

    The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement replaced an earlier, substantially identical agreement (the "First Advisory Agreement") that terminated because of its technical assignment as a result of AXA's acquisition of control over Equitable. In anticipation of the assignment of the First Advisory Agreement, the Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors (including the Directors who are not parties to the Advisory Agreement or interested persons as defined in the Act of any such party) at a meeting called for the purpose and held on September 12, 1991. At a meeting held on June 8, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.

    The Advisory Agreement continues in effect for successive twelve-month periods (computed from each January 1) if approved annually (a) by the Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund and (b) by vote of the majority of the Directors who are not "interested persons" of the Fund within the meaning of the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Most recently, continuance of the Advisory Agreement was approved for the period ending December 31, 1995 by the Directors, including a majority of the Directors who are not "interested persons", as defined in the Act, at their Regular Meeting held on December 8, 1994.

    Under the Advisory Agreement, the Adviser furnishes investment advice and recommendations to the Fund and provides office space in New York, order placement facilities and persons satisfactory to the Fund's Board of Directors to act as officers of the Fund. Such officers, as well as certain Directors of the Fund, may be employees of the Adviser or directors, officers or employees of its affiliates. For the Adviser's services under the Advisory Agreement, the Fund pays the Adviser a monthly management fee at an annualized rate of 1.10% of the Fund's average daily net assets up to $100 million, .95% of the next $100 million of the Fund's average daily net assets, and .80% of the Fund's average daily net assets over $200 million. The fee paid by the fund to the Adviser is in excess of the management fees paid by most registered investment companies, but the Adviser believes it is justified by the special care that must be given to the selection and supervision of the particular types of securities in which the Fund invests. For the fiscal years ended February 28, 1994, July 31, 1994 and July 31, 1995, the Adviser received an advisory fee in the amount of $1,021,310, $566,486 and $1,315,618, respectively.

    The Advisory Agreement provides that the Adviser will reimburse the Fund to the extent, if any, that its ordinary operating expenses for the preceding year (exclusive of interest, taxes, brokerage and other expenditures that are capitalized in accordance with generally accepted accounting principles and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund may not qualify its shares for sale in every state. The Fund believes that at present the most restrictive state expense ratio limitation imposed by any state in which the Fund has qualified its shares for sale is 2.5% of the first $30 million of the mutual fund's average net assets, 2.0% of the next $70 million of its average net assets and 1.5% of its average net assets in excess of $100 million. For the fiscal years ended February 28, 1994, July 31, 1994 and July 31, 1995, no reimbursements were required to be made pursuant to the most restrictive expense limitation.

    The Advisory Agreement is terminable at any time, without penalty, on 60 days' written notice to the Adviser by vote of a majority of the Fund's outstanding voting securities, or by vote of a majority of the Fund's Board of Directors, or by the Adviser with respect to the Fund, on 60 days' written notice to the Fund, and will automatically terminate in the event of its assignment. The Advisory Agreement may not be amended except upon approval by the Directors and stockholders of the Fund as described in the preceding sentence. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations and duties thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

    The Adviser is, under the Advisory Agreement, responsible for any expenses incurred by the Fund in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing and mailing Fund prospectuses and other reports to shareholders and all expenses and fees related to proxy solicitations and registrations and filings with the Commission and with state regulatory authorities).

    The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Directors. The Fund paid to the Adviser a total of $118,039 in respect of such services during the fiscal year ended July 31, 1995.

    Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

    The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following: ACM Institutional Reserves, Inc., AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc. The Alliance Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Counterpoint Fund, Alliance Developing Markets Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Government Reserves, Alliance Growth and Income Fund, Inc., Alliance Income Builder Fund, Inc., Alliance International Fund, Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Mortgage Strategy Trust, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios, Fiduciary Management Associates and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Multi-Market Trust, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance Global Environment Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Global Privatization Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

    The Adviser may from time to time retain particular European banks or other financial institutions for research and consulting services with respect to general economic and monetary conditions in Europe and, in particular, with respect to a number of the smaller, developing securities markets in which the Fund will seek investment opportunities. For such services, the Adviser will from its own funds pay each consultant a fee to be arranged by the Adviser and each consultant. The consultants will have no responsibility for the Fund's investments.

    Under the terms of the Advisory Agreement, the Fund will discontinue the use of the term "Alliance" in the Fund's name or the use of any marks or symbols owned by the Adviser if the Adviser ceases to act as the Fund's investment adviser or if the Adviser so requests.

Directors and Officers

    The Directors and principal officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Each such Director and officer is also a trustee, director or officer of other investment companies sponsored by the Adviser. Unless otherwise specified the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

Directors

    John D. Carifa*, 50, Chairman of the Directors, is the
President, the Chief Operating Officer and a Director of ACMC**, with which he has been associated since prior to 1990.

    David H. Dievler, 66, was formerly a Senior Vice President of
ACMC, with which he had been associated since prior to 1990 through 1994. He is currently an independent consultant. His address is P.O. Box 167, Spring Lake, New Jersey 07762.

    John H. Dobkin, 53, has been the President of Historic Hudson
Valley (historic preservation) since 1990.  His address is 105
West 55th Street, New York, New York 10019.



___________________________
* An "interested person" of the Fund as defined in the Investment Company Act of 1940.

**    For purposes of this Statement of Additional Information,
      ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

    W.H. Henderson, 68, has been an oil and gas consultant since prior to 1990. He is also a Director of Nippon Peroxide Co. Limited; a consultant to LaPorte Industries PLC and Reckitt and Colman PLC. His address is Quarrey House, Charlton Horethorne, Sherborne, Dorset DT9 4NY, England.

    Stig Host, 69, is Chairman and Chief Executive Officer of International Energy Corp. (oil and gas exploration), with which he has been associated with since prior to 1990. He is also Chairman and Director of Kriti Exploration Corporation (oil and gas exploration and production); Managing Director of Kriti Oil and Minerals, N.V.; Chairman of Kriti Properties and Development Corporation (real estate); Chairman of International Marine Sales, Inc. (marine fuels); a Director of Florida Fuels, Inc. (marine fuels); and President of Alexander Host Foundation. He is a Trustee of the Winthrop Focus Funds. His address is 36 Keofferam Road, Old Greenwich, Connecticut 06870.

    Richard M. Lilly, 65, was formerly the President and Chief
Executive Officer of Esso Italiana, S.p.A, with which he had been associated with since 1990. His address is 70 Palace Gardens
Terrace, London, W8 4RR England.

    Alan Stoga, 44, has been a Managing Director and a member of the Board of Directors of Kissinger Associates, Inc. since prior to 1990. His address is Kissinger Associates, Inc., 350 Park
Avenue, New York, New York 10022.

    Hon. John C. West, 73, has been an attorney in private practice since prior to 1990. Previously he was Governor of South Carolina and United States Ambassador to Saudi Arabia and a Distinguished Professor of Middle East Studies at the University of South Carolina. He is also a Director of Whittaker Corp. (technology) and Circle S. Industries Corp. (light manufacturing). His address is P.O. Drawer 13, Hilton Head, South Carolina 29938.

    Robert C. White, 75, formerly a Vice President and Chief Financial Officer of the Howard Hughes Medical Institute. Retired Director of the MEDSTAT Group (healthcare information systems) and the Ambassador Funds and a retired Trustee of the St. Clair Fund (registered investment companies). He was formerly Assistant Treasurer of Ford Motor Company. His address is 30835 River Crossing, Bingham Farms, Michigan 48025.

Officers

    John D. Carifa, Chairman of the Board and President, see biography above.

    Eric N. Perkins, 40, Vice President, Senior Vice President of
ACMC, with which he has been associated since prior to 1990.

    Thomas J. Bardong, 50, Vice President, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1990.

    Nicholas E. Crossland, 24, Vice President, is an Assistant
Vice President with ACL, with which he has been associated since
1991. Prior thereto, he was a trading assistant at Brewin, Dolphin since prior to 1990.

    Mark D. Gersten, 44, Treasurer and Chief Financial Officer, is a Senior Vice President of AFS, with which he has been associated since prior to 1990.

    Edmund P. Bergan, Jr., 45, Secretary, is a Senior Vice President and the General Counsel of AFD and Alliance Fund Services, Inc. and Vice President and Assistant General Council of ACMC with which he has been associated since prior to 1990.

    Domenick Pugliese, 34, Assistant Secretary, is Vice President and Associate General Counsel of Alliance Fund Distributors, Inc. with which he has been associated since May 1995. Previously, he was Vice President and Counsel of Concord Financial Holding Corporation since 1994, Vice President and Associate General Counsel of Prudential Securities since 1991 and an associate with Battle Fowler since prior to 1990.

    Patrick J. Farrell, 35, Controller, is a Vice President of
AFS, with which he has been associated since prior to 1990.

    Joseph J. Mantineo, 36, Assistant Controller, is a Vice
President of AFS, with which he has been associated since prior to 1990.

    Carla LaRose, 32, Assistant Controller, is a manager of AFS, with which she has been associated since prior to 1990.

    The address of Messrs. Gersten, Farrell, Mantineo and Ms.
LaRose is 500 Plaza Drive, Secaucus, New Jersey 07094. The address of Messrs. Crossland and Perkins is 155 Bishopsgate,
London, England EC2M 3XS.

    While the Fund is a Maryland corporation, certain of its Directors and officers are residents of the United Kingdom and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for U.S. investors to effect service of process on such Directors or officers within the United States or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in the United Kingdom of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States. Also, it is unclear if extradition treaties now in effect between the United States and the United Kingdom would subject such Directors and officers to effective enforcement of the criminal penalties of the federal securities laws.

    The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended July 31, 1995, the aggregate compensation paid to each of the Directors during calendar year 1994 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                   Total Number
                                                   of Funds in
                                                   the Alliance
                                   Total           Fund Complex,
                                   Compensation    Including the
                                   From the        Fund, as to
                                   Alliance Fund   which the
                   Aggregate       Complex,        Director is a
Name of Director   Compensation    Including the   Director or
of the Fund        From the Fund   Fund            Trustee
________________   _____________   _____________   ______________

John D. Carifa          $0              $0               42
David H. Dievler        $2,350          $0               49
John H. Dobkin          $5,433          $110,750         29
W.H. Henderson          $4,750          $22,250           5
Stig Host               $4,750          $22,250           5
Richard M. Lilly        $4,750          $22,250           5
Alan Stoga              $4,000          $21,500           5
Hon. John C. West       $4,750          $22,250           5
Robert C. White         $5,433          $133,500         36


As of October 13, 1995, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

____________________________________________________________

                      EXPENSES OF THE FUND
____________________________________________________________

Distribution Services Agreement

    The Fund has entered into, a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Fund directly or indirectly to pay expenses associated with distribution of its shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the Act (the "Plan").

    Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares, and the distribution services fee on the Class C shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the Fund's shares.

    Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office.

    The Agreement became effective on July 22, 1992 and was amended as of April 30, 1993 to permit the distribution of an additional class of shares, Class C shares. The amendment to the Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose held on February 23, 1993, and by the initial holder of Class C shares of the Fund on April 30, 1993.

    The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

    During the Fund's fiscal year ended July 31, 1995, with respect to Class A shares, the Fund paid distribution services fees for expenditures under the Agreement, in the aggregate amount of $245,353 which constituted approximately .30% of the Fund's average daily net assets attributable to the Class A shares during the period, and the Adviser made payments from its own resources as described above, aggregating $129,932. Of the $375,285 paid by the Fund and the Adviser under the Plan, with respect to the Class A shares, $24,874 were spent on advertising, $3,819 on the printing and mailing of prospectuses for persons other than current shareholders, $241,193 for compensation to broker-dealers and other financial intermediaries (including, $58,082 to the Fund's Principal Underwriter), $4,145 for compensation to sales personnel and, $101,254 were spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

    During the Fund's fiscal year ended July 31, 1995, with respect to Class B shares, the Fund paid distribution services fees for expenditures under the Agreement in the aggregate amount of $315,895, which constituted 1.00% of the Fund's average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources, as described above, aggregating $257,084. Of the $732,358 paid by the Fund and the Adviser under the Plan, with respect to Class B shares, $43,755 was spent on advertising, $12,621 on the printing and mailing of prospectuses for persons other than current shareholders, $425,295 for compensation to broker-dealers and other financial intermediaries (including, $102,403 to the Fund's Principal Underwriter), $8,218 for compensation to sales personnel, $150,696 was spent on printing of sales literature,travel, entertainment, due diligence and other promotional expenses and $91,773 on interest on Class B shares financing.

    During the Fund's fiscal year ended July 31, 1995, with respect to Class C shares, the Fund paid distribution services fees for expenditures under the Agreement, in the aggregate amount of $93,234 which constituted approximately 1.00%, annualized, of the Fund's average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources, as described above, aggregating $72,454. Of the $165,688 paid by the Fund and the Adviser under the Plan, with respect to Class C shares, $10,450 was spent on advertising, $2,236 on the printing and mailing of prospectuses for persons other than current shareholders, $116,286 for compensation to broker-dealers and other financial intermediaries (including, $23,889 to the Fund's Principal Underwriter), $1,915 for compensation to sales personnel, and $34,801 were spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

    The Agreement will continue in effect for successive twelve-month periods (computed from each January 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the continuance of the Agreement until December 31, 1995 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meeting held on December 8, 1994.

    In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

    All material amendments to the Agreement must be approved by a vote of the Directors or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that a particular class may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Directors who are not "interested persons" as defined in the 1940 Act, or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund need give no notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

Transfer Agency Agreement

    Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares and Class C shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares is higher than the transfer agency fee with respect to the Class A shares or the Class C shares reflecting the additional costs associated with the Class B contingent deferred sales charge. For the fiscal year ended July 31, 1995, the Fund paid Alliance Fund Services, Inc. $148,950 for transfer agency services.

____________________________________________________________

                       PURCHASE OF SHARES
____________________________________________________________

    The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares
--How To Buy Shares."

General

    Shares of the Fund will be offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "initial sales charge alternative"), with a contingent deferred sales charge (the "deferred sales charge alternative"), or without any initial or contingent deferred sales charge (the "asset-based sales charge alternative"), as described below. Shares of the Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), or (iii) the Principal Underwriter. The minimum for initial investments is $250; subsequent investments (other than reinvestments of dividends and capital gains distributions in shares) must be in the minimum amount of $50. As described under "Shareholder Services," the Fund offers an automatic investment program and a 403(b)(7) retirement plan which permit investments of $25 or more. The subscriber may use the Subscription Application found in the Prospectus for his or her initial investment. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

    Investors may purchase shares of the Fund in the United States either through selected dealers or agents or directly through the Principal Underwriter. Shares may also be sold in foreign countries where permissible. The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

    The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. New York time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. The respective per share net asset values of the Class A, Class B and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution and transfer agency fees applicable with respect to the Class B and Class C shares. Even under those circumstances, the per share net asset values of the three classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For purposes of this computation, Exchange-listed securities and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked prices and portfolio bonds are presently valued by a recognized pricing service. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Directors.

    The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to its close of business that same day (normally 5:00 p.m. New York time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

    Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "Literature" telephone number shown on the cover of this Statement of Additional Information. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. New York time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

    In addition to the discount or commission amount paid to selected dealers or agents, the Principal Underwriter may from time to time pay additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Fund. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. At the option of the dealer such bonuses or other incentives may take the form of payment for travel expenses, including lodging incurred in connection with trips taken by persons associated with the dealer and members of their families to places within or outside of the United States.

Alternative Purchases Arrangements

    The Fund issues three classes of shares: Class A shares are sold to investors choosing the initial sales charge alternative, Class B shares are sold to investors choosing the deferred sales charge alternative, and Class C shares are sold to investors choosing the asset-based sales charge alternative. The three classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge and Class B shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee and in the case of Class B shares higher transfer agency costs, (iii) each class has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid which relates to a specific class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of both the Class A shareholders and the Class B shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B shareholders will vote separately by Class, and (iv) only the Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

    The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class

A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $5,000,000 for Class C shares.

    Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

    Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, in the case of Class B shares, being subject to a contingent deferred sales charge for a four-year period. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

    Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

    The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B and Class C shares. On an ongoing basis, the Directors of the

Fund, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Initial Sales Charge Alternative--Class A Shares

    The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                      Initial Sales Charge

                   Sales               Discount or
     Sales         Charge              Commission
     Charge        As % of             to Dealers
     As % of       the                 or Agents
     Net           Public              As % of
     Amount of     Amount              Offering       Offering
     Purchase      Invested            Price          Price
     ________      _________           __________     ________

Less than
     $100,000      4.44%               4.25%          4.00%
$100,000 but
     less than
     250,000       3.36                3.25           3.00
250,000 but
     less than
     500,000       2.30                2.25           2.00
500,000 but
     less than
     1,000,000*    1.78                1.75           1.50

____________________

*There is no sales charge on transactions of $1,000,000 or more.

     With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial offering price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gain distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, and such charge will be applied to redemptions of shares by shareholders who hold both Class A and Class B shares, as described below under "Deferred Sales Charge Alternative--Class B Shares." Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Agreement described above, pay such dealers or agents from its own resources a fee of up to .25 of 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

     No initial sales charge is imposed on Class A shares issued
(i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge. The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

     Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Fund at July 31, 1995.

     Net Asset Value per Class A Share          $15.11
       at July 31, 1995

     Class A Per Share Sales Charge -
       4.25% of offering price (4.43% of
       net asset value per share)                  .67
                                                ______

     Class A Per Share Offering Price
       to the public                            $15.78
                                                ======

     During the Fund's fiscal year ended July 31, 1995, the Fund's fiscal period ended July 31, 1994, the Fund's fiscal years ended February 28, 1994 and 1993, the aggregate amount of underwriting commission payable with respect to shares of the Fund were $97,846, $148,296, $254,522 and $82,749 respectively.
Of that amount, the Principal Underwriter, Alliance Fund Distributors, Inc. ("AFD"), received the amounts of $4,412, $2,796, $9,283 and $10,072 respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal year ended July 31, 1995, the Principal Underwriter received $159,380 in contingent deferred sales charges.

     Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

     Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term

"purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

The Alliance Fund, Inc.
AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Counterpoint Fund
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance Mortgage Securities Income Fund, Inc.
Alliance Mortgage Strategy Trust, Inc.
Alliance Multi-Market Income Trust, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.

Alliance Worldwide Privatization Fund, Inc.
The Alliance Portfolios
  -The Alliance Growth Fund
  -The Alliance Conservative Investors Fund
  -The Alliance Growth Investors Fund
  -The Alliance Balanced Fund
  -The Alliance Short-Term U.S. Government Fund

     Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the front cover of this Statement of Additional Information.

     Cumulative Quantity Discount (Right Of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)       the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all Class A, Class B and Class C shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

         (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

    For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

    To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

    Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

    Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

    The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested
in additional Fund shares, are not subject to escrow.   When the
full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional shares of the Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

    Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc.

at the address or telephone numbers shown on the cover of this Statement of Additional Information.

    Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period, and
(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

    Reinstatement Privilege. A Class A shareholder who has caused any or all of his or her shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 30 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

Sales At Net Asset Value

    The Fund may sell its Class A shares at net asset value
(i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including:

            (i) investment management clients of the Adviser or its affiliates;

            (ii) officers and present or former Directors of the Fund, present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Fund);

            (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates;

            (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services;

            (v) persons who establish to the Principal Underwriter's satisfaction that they are investing, within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and

            (vi) employer-sponsored qualified pensions or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Deferred Sales Charge Alternative--Class B Shares

     Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

     Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

     Contingent Deferred Sales Charge. Class B shares which are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

            Contingent Deferred Sales Charge as a %
               of Dollar Amount Subject to Charge

                          Shares purchased   Shares purchased
                               before           on or after
Year Since Purchase       November 19, 1993  November 19, 1993

First                             5.50%               4.00%
Second                            4.50%               3.00%
Third                             3.50%               2.00%
Fourth                            2.50%               1.00%
Fifth                             1.50%               None
Sixth                             0.50%               None

    In determining the contingent deferred sales charge applicable to a redemption, it will be assumed, in the case of Class B shares purchased on or after November 19, 1993, that the redemption is first of any Class A shares or Class C shares in the shareholder's Fund account, second of Class B shares held for over four years or Class B shares acquired pursuant to reinvestment of dividends or distributions and third of Class B shares held longest during the four-year period. When Class B shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied to Class B shares of the Alliance Mutual Fund originally purchased by the shareholder at the time of their purchase. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

    To illustrate, assume that on or after November 19, 1993 an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase).

    The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2 or (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systematic Withdrawal Plan" below).

    Conversion Feature. At the end of the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

    For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

    The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Asset-Based Sales Charge Alternative--Class C Shares

    Investors choosing the asset-based sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

____________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
____________________________________________________________

    The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares
--How to Sell Shares."

Redemption

    Subject only to the limitations described below, the Fund's Articles of Incorporation requires that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class B shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption.

    The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the New York Stock Exchange ("the Exchange") is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permits for the protection of security holders of the Fund.

    Payment of the redemption price may be made either in cash or in portfolio securities (selected in the discretion of the

Directors of the Fund and taken at their value used in determining the redemption price), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Directors believe that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. The Fund has filed a formal election with the Commission pursuant to which the Fund will only effect a redemption in portfolio securities where the particular shareholder of record is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities would be made. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash.

    The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class B shares will reflect the deduction of the contingent deferred sales charge, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

    To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

    Telephone Redemption By Electronic Funds Transfer. Requests for redemption of shares for which no stock certificates have been issued can also be made by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request must be for at least $500 and may not exceed $100,000, and must be made between 9:00 a.m. and 4:00 p.m. New York time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

    Telephone Redemption By Check. Except as noted below, each Fund shareholder is eligible to request redemption, once in any 30-day period, of Fund shares by telephone at (800) 221-5672 before 4:00 p.m. New York time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) purchased within 15 calendar days prior to the redemption request, (iv) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (v) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

    General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

    To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

Repurchase

    The Fund may repurchase shares through the Principal Underwriter or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class B shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. New York time). The selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class B shares). Normally, if shares of the Fund are offered through a selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

    The Fund reserves the right to close out an account that through redemption has remained below $200 for at least 60 days after at least 30 days' written notice to the shareholder subsequent to such period. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

________________________________________________________________

                      SHAREHOLDER SERVICES
________________________________________________________________

    The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to all three classes of shares of the Fund.

Automatic Investment Program

    Investors may purchase shares of the Fund through an automatic investment program utilizing "pre-authorized check" drafts drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. Drafts may be made in paper form or, if the investor's bank is a member of the NACHA, in electronic form. If made in paper form, the draft is normally made on the 20th day of each month, or the next business day thereafter. If made in electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

    Class A shareholders of the Fund can exchange their Class A shares for Class A shares of the Alliance Mutual Funds without the payment of any sales or service charges. Class A shareholders may also exchange their Class A shares for shares of any of the ten Alliance Cash Management Funds: Alliance Capital Reserves, Alliance Money Reserves, Alliance Government Reserves, Alliance Treasury Reserves and the General, California, Connecticut, New Jersey and New York Portfolios of Alliance Municipal Trust, all of which are money market funds, and Alliance World Income Trust, Inc., a short-term global income fund. Prospectuses for each Alliance Mutual Fund and Alliance Cash Management Fund (each an "Alliance Fund"), may be obtained by contacting Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information or by telephone at (800) 227-4618 or, in Illinois, (800) 227-4170.

    Class B shareholders of the Fund can exchange their Class B shares ("original Class B shares") for Class B shares of any other Alliance Mutual Fund that offers Class B shares ("new Class B shares") without the payment of any contingent deferred sales or service charges. For purposes of computing both the time remaining before the new Class B shares convert to Class A shares of that fund and the contingent deferred sales charge payable upon disposition of the new Class B shares, the period of time for which the original Class B shares have been held is added to the period of time for which the new Class B shares have been held, and the original fund's contingent deferred sales charge schedule is applied.

    Class C shareholders of the Fund can exchange their Class C shares for Class C shares of the other Alliance Mutual Funds.

    All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Fund whose shares are being exchanged of
(i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for Federal income tax purposes.

    Each Fund shareholder, and the shareholder's selected dealer or agent, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

    Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 between 9:00 a.m. and 4:00 p.m., New York time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. New York time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

    A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day. Auto Exchange is not currently available between Alliance Cash Management Funds and Alliance Mutual Funds.

    Neither the Alliance Funds nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for exchanges.

    The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

    The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "Literature" telephone number on the cover of this Statement of Additional Information, or write to:

    Alliance Fund Services, Inc.
    Retirement Plans
    P.O. Box 1520
    Secaucus, New Jersey  07096-1520

    Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

    Employer-sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals.

    If the aggregate net asset value of shares of the Alliance Mutual Funds held by the qualified plan reaches $5 million on or before December 15 in any year, all Class B or C shares of the Fund held by such plan can be exchanged, at the Plan's request, without any sales charge, for Class A shares of such Fund.

    Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

    403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirements plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

    The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance

Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

    Distributions from retirement plans are subject to certain
Code requirements in addition to normal redemption procedures.
For additional information please contact Alliance Fund Services, Inc.

Dividend Direction Plan

    A shareholder who already maintains, in addition to his or her Class A, Class B or Class C Fund account, a Class A, Class B or Class C account(s) with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B or Class C Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

    General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

    Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

    Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a shareholder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

    Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information.

    Class B CDSC Waiver for Shares Acquired After July 1, 1995. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B shares in a shareholder's account acquired after July 1, 1995 may be redeemed free of any contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward these limitations. Remaining Class B shares acquired after July 1, 1995 that are held the longest will be redeemed next.
Redemptions of Class B shares acquired after July 1, 1995 in excess of the foregoing limitations and redemptions of Class B shares acquired before July 1, 1995 will be subject to any otherwise applicable contingent deferred sales charge.

Statements And Reports

    Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

________________________________________________________________

                         NET ASSET VALUE
________________________________________________________________

    The net asset value per share is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of trading on the New York Stock Exchange (currently 4:00 p.m.) following receipt of a purchase or redemption order (and on such other day as the Directors of the Fund deem necessary in order to comply with Rule 22c-1 under the Investment Company Act of 1940), by dividing the value of the Fund's total assets less its liabilities, by the total number of the Fund's shares then outstanding. For this purpose, a Fund's business day is any weekday exclusive of New Year's Day, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The Fund intends to calculate and make available for daily publication the net asset value of its shares. Net asset value per share will be determined by adding the market value of all securities in the Fund's portfolio and other assets, subtracting liabilities accrued, and dividing by the total number of the Fund's shares then outstanding.

    All securities listed on a European stock exchange for which market quotations are readily available are valued at the closing price on the exchange on the day of valuation or, if no such closing price is available, at the last bid price on such day. Other securities, including securities of issuers within Eastern European countries, for which market quotations are readily available will be valued in a like manner. Options will be valued at such market value or fair value if no market exists. Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted asked price. If there are no quotations available for the day of valuations, the last available closing price will be used. However, readily marketable fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Securities, including securities of issuers within Eastern European countries, and assets for which market quotations are not readily available (including investments that are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Fund's Board of Directors. In making this determination, the Board of Directors will consider, among other things, publicly available information regarding an issue, recent transactions in the issuer's securities, market conditions, and values ascribed to comparable investments in companies in the country where the particular issuer is located.

    Short-term debt securities that mature in less than 60 days are valued at amortized cost if their term to maturity from date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase when acquired by the Fund was more than 60 days, unless such amortized cost is determined by the Board of Directors not to represent fair value.

    For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

    The Directors may suspend the determination of the Fund's net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations at time when: (1) the New York Stock Exchange is closed, other than customary weekend and holiday closing, (2) an emergency exists as a result of which it is not reasonably practical for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

    The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class from the assets belonging to that class pursuant to an order issued by the Commission.

____________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
____________________________________________________________

    Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

    U.S. Federal Income Taxes. The Fund intends for each year to qualify for tax treatment as a "regulated investment company" under the Code. To the extent that the Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company and the satisfaction of certain distribution requirements contained in the Code relieves the Fund of Federal income and excise taxes. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment. The following discussion relates solely to U.S. Federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details, including their entitlement to foreign tax credits that might be "passed through" to them under the rules described below, and the application of state and local tax laws to his or her particular situation.

    Income dividends and distributions of any realized short-term capital gains are included in the income of U.S. shareholders as ordinary income and distributions of net long-term capital gains are included in the income of U.S. shareholders as long-term capital gains irrespective of the length of time the U.S. shareholder has held its shares in the Fund. The dividends-received deduction for corporations will not be applicable to any portion of the Fund's dividends of net ordinary income and distributions of net realized short-term capital gains.

    Under current federal tax law the amount of an income dividend or capital gains distribution declared by the Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

    Income received by the Fund from sources within various foreign countries may be subject to foreign income tax. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income, even though not actually received, their respective pro-rata shares of the Fund's gross income from foreign sources; (ii) treat their pro rata share of such foreign taxes as having been paid by them; and (iii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against Federal income (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

    The Fund intends to meet for each fiscal year, the requirements of the Code to "pass through" to its shareholder foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for Federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

    Backup Withholding. The Fund may be required to withhold United States federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's United States federal income tax liability or refunded.

United States Federal Income Taxation Of The Fund

    The following discussion relates to certain significant United States Federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

    Currency Fluctuations--"Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

    Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

    The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

    Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund. In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

    Tax Straddles. Any option, futures contract, or forward foreign currency contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle"for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short- term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long- term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position consists of an ordinary asset and at least one position consists of a capital asset. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

    Taxation of Foreign Stockholders. The foregoing discussion relates only to U.S. Federal income tax law as it affects shareholders who are U.S. residents or U.S. corporations. The effects of Federal income tax law on shareholders who are non-resident aliens or foreign corporations may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from the Fund.

________________________________________________________________

                     PORTFOLIO TRANSACTIONS
________________________________________________________________

    Subject to the general supervision of the Fund's Board of Directors, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund intends to allocate portfolio transactions for execution by banks and brokers that offer best execution, taking into account such factors as size of order, difficulty of execution and skill required to execute, in the case of agency transactions, the commission, and in the case of principal transactions, the net price. Brokerage commission rates in certain countries in which the Fund may invest may be discounted for certain large domestic and foreign investors such as the Fund. Any number of banks and brokers may be used for execution of the Fund's portfolio transactions.

    Subject to best execution, orders may be placed with banks and brokers that supply research, market and statistical information to the Fund and the Adviser. The research may be used by the Adviser in advising other clients, and the Fund's negotiated commissions to brokers and banks supplying research may not represent the lowest obtainable commission rates.

    Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and other such policies as the Directors may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

    Most transactions for the Fund's portfolio in equity securities will occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions.
On many foreign stock exchanges these commissions are fixed.

Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally, include a stated underwriter's discount.

    The Adviser expects to effect the bulk of its transactions in securities of companies based in Europe through brokers, dealers or underwriters located in such countries. U.S. Government or corporate debt or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters. The Fund is permitted to place brokerage orders with Donaldson, Lufkin & Jenrette Securities Corporation, a U.S. registered broker-dealer and an affiliate of the Adviser. With respect to orders placed with Donaldson, Lufkin & Jenrette Securities Corporation for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person to receive a brokerage commission from such registered company provided that such commission is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

    For the fiscal year ended July 31, 1995, brokerage commissions paid by the Fund on the purchase and sale of portfolio securities were $314,188 for transactions totaling $203,701,394. Of this amount, none was paid to Donaldson, Lufkin & Jenrette Securities Corporation (an affiliate of the Adviser) and none was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation. Additionally, approximately 30% of this amount went to brokers who rendered research services to the Fund. For the fiscal period ended July 31, 1994, brokerage commissions paid by the Fund on the purchase and sale of portfolio securities were $152,741 for transactions totaling $94,711,317. Of this amount, none was paid to Donaldson, Lufkin & Jenrette Securities Corporation (an affiliate of the Adviser) and none was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation. Additionally, approximately 30% of this amount went to brokers who rendered research services to the Fund. For the fiscal year ended February 28, 1994, brokerage commissions paid by the Fund on the purchase and sale of portfolio securities were $252,331 for transactions totaling $180,825,641. Of this amount, none was paid to Donaldson, Lufkin & Jenrette Securities Corporation (an affiliate of the Adviser) and none was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation. For the fiscal year ended February 28, 1993, brokerage commissions paid by the Fund on the purchase and sale of portfolio securities were $344,439 for transactions totaling $253,186,226. Of this amount, none was paid to Donaldson, Lufkin & Jenrette Securities Corporation (an affiliate of the Adviser) and none was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation.

    The Fund's Board of Directors will review periodically the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits realized by the Fund.

________________________________________________________________

                       GENERAL INFORMATION

________________________________________________________________

Capitalization

    The Fund was organized as a Maryland corporation in January 1990. The authorized Capital Stock of the Fund consists of 50,000,000 shares of Class A Common Stock, 50,000,000 shares of Class B Common Stock and 50,000,000 shares of Class C Common Stock, each having a par value of $.01 per share. All shares of the Fund, when issued, are fully paid and non-assessable.

    The Directors are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the Investment Company Act of 1940 and the law of the State of Maryland. If shares of another class were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series for the election of Directors and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate classes.

    The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for election of Directors can elect 100% of the Directors if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Directors will not be able to elect any persons or persons as Directors.

    Procedures for calling a shareholder's meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholders of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

    An order has been received from the Commission permitting the issuance and sale of three classes of shares representing interests in the Fund. The issuance and sale of any additional classes will require an additional order from the Commission.
There is no assurance that such exemptive relief would be granted.

    As of the close of business on October 13, 1995, there were 5,269,463 Class A, 2,358,339 Class B and 532,874 Class C shares of the Fund outstanding. To the knowledge of the Fund, the following persons owned of record, and no person owned beneficially, 5% or more of the outstanding shares of the Fund as of October 13, 1995:

Name and Address                 Shares         % of Class

Lehman Brother, Inc.             400,000        7.58
FBO 935-40435-16                                Class A
PO Box 29198
Brooklyn, NY  11202              426,000        8.08
                                                Class A

Merrill Lynch                    840,011        35.74
4800 Deer Lake Dr                               Class B
Jacksonville, FL 32246
                                 366,107        68.85
                                                Class C

Principal Underwriter

    Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund. Alliance Fund Distributors, Inc. is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

    Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel, One Battery Park Plaza, New York, New York 10004. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard, LLP, 1800 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201, for matters relating to Maryland law.

Independent Auditors

    Ernst & Young LLP, 787 Seventh Avenue, New York, New York
10019, have been appointed independent auditors for the Fund.


Total Return Quotations

    From time to time, the Fund advertises its "total return." Total return is computed separately for Class A, Class B and Class C shares. Such advertisements disclose the Fund's average annual compounded total return for a recent one year period and the period since the Fund's inception. The Fund's total return for each such period is computed, through the use of a formula prescribed by the Commission, by finding the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. The Fund will include performance data for Class A, Class B and Class C shares in any advertisement or information including performance data of the Fund.

    From April 2, 1990 through February 11, 1991, the Fund operated as a closed-end investment company. On February 11, 1991, the Fund commenced operations as an open-end investment company and all outstanding shares of the Fund were reclassified as Class A shares. The Fund computes total return figures separately for Class A, Class B and Class C. The Fund's average annual compounded total return for Class A shares and Class B shares for the year ended July 31, 1995 was 20.22% and 19.42%, respectively. The Fund's average annual compounded total return for Class A shares for the period from five year period ended

July 31, 1995 was 5.97% and from the commencement of the offering of the Class A shares (April 2, 1990) through July 31, 1995 was 7.87%. The Fund's average annual compounded total return for Class B shares for the period from the commencement of the offering of the Class B shares (March 5, 1991) through July 31, 1995 was 10.11%. The average annual compounded total return for Class C Shares for the year ended July 31, 1995 was 19.40% and for the period from the commencement of the offering of Class C shares (May 3, 1993) through July 31, 1995 was 18.05%.

    The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

    A $10,000 investment in the Class A shares of the Fund would have grown to $14,006 over the last three years, giving the investor a 40.06% cumulative total return. Total return for Class B and Class C shares would have been lower because of their higher expenses. As of July 31, 1995, the SEC average annual total returns (at maximum offering price) were, with respect Class A shares, 15.13% for the past year, 14.45% for the past three years and 6.99% since inception; with respect to Class B shares, 15.42% for the past year, 14.81% for the past three years and 10.11% since inception; and with respect to Class C shares, 19.40% for the past year and 18.05% since inception. As of July 31, 1995, cumulative total returns (at net asset value) were, with respect to Class A shares, 17.50% for the year to date, 20.22% for the past year, 56.58% for the past three years and 42.62% since inception; with respect to Class B shares, 16.93% for the year to date, 19.42% for the past year, 53.34% for the past three years, and 45.74% since inception; and with respect to Class C shares, 17.01% for the year to date, 19.40% for the past year and 38.44% since inception. The dates of inception are April 1990 for Class A shares, March 1991 for Class B shares and May 1993 for Class C shares. The preceding information is not an indication of future Fund composition or performance. SEC average annual total returns for the periods shown reflect deduction of the maximum front-end sales charge for Class A Shares or applicable contingent deferred sales charge for Class B Shares. Class C Shares pay an asset-based sales charge of 1%. the performance figures with respect to cumulative total returns do not reflect sales charge which would reduce total return figures. The investment return and principal value of the Fund will fluctuate so that shares, when redeemed may be worth more or less than their original cost.

    Advertisements quoting performance rankings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and advertisements presenting the historical performance of the Fund placed in newspapers and magazines such as The New York Times, The Wall Street Journal, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund may also from time to time be sent to investors. In addition, written material prepared by the organization mentioned above may also be used in advertisements and sales literature.

Custodian

    The Bank of New York, 48 Wall Street, New York, New York 10286, is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery, of securities and collecting interest and dividends on the Fund's investments. The custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

    Rules adopted under the Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Pursuant to those rules, the Fund's portfolio of securities and cash, when invested in securities of foreign countries, will be held by its subcustodians who will be approved by the Directors of the Fund as and when appropriate in accordance with the rules of the Commission. Selection of the subcustodians will be made by the Board of Directors of the Fund following a consideration of a number of factors, including, but not limited to, reliability and financial stability of the institution, the ability of the institution to capably perform custodial services for the Fund, the reputation of the institution in its national market, the political and economic stability of the countries in which the subcustodians will be located, and risks of potential nationalization or expropriation of Fund assets.

Additional Information

    Any shareholder inquiries may be directed to the shareholders broker or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information.

    This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.


                               70
00250059.AR5

PORTFOLIO OF INVESTMENTS
JULY 31, 1995                                    ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

COMPANY                                          SHARES         VALUE
----------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-92.6%
BELGIUM-2.1%
Arbed, S.A.*(a)                                   6,170     $  949,948
Kredietbank N.V.(a)                               7,090      1,726,067
                                                             2,676,015

DENMARK-2.1%
Den Danske Bank International, S.A.              37,000      2,639,883

FINLAND-2.2%
Metsa-Serla Oy Ser.B                             33,500      1,559,073
Unitas Bank, Ltd.*                              385,090      1,185,577
                                                             2,744,650

FRANCE-18.8%
Assurances Generales de France(a)                69,300      2,162,777
Banque Nationale de Paris                        40,692      1,894,705
Bouygues, S.A.(a)                                13,800      1,716,955
Casino Guichard Perrachon                        24,651        668,646
CIE Financiere de Paribas, S.A.                  27,883      1,791,210
Credit Foncier de France                          8,300        817,436
Generale des Eaux                                18,350      2,175,435
Group Danone                                      8,896      1,570,782
Klepierre                                         2,480        311,671
Pechiney, S.A.                                   19,700      1,237,887
Salomon, S.A.                                     2,820      1,264,027
SEITA(a)                                         54,100      1,789,255
SIMCO                                             7,020        591,829
Societe Francaise d'Investissements
  Immobiliers et de Gestion                       9,700        605,251
Societe de Immeubles de France                    9,028        652,385
Total, S.A. Cl.B                                 28,095      1,706,555
Unibail                                          12,200      1,162,692
Union Immobiliere de France                       7,730        628,209
Usinor Sacilor*                                  78,700      1,424,234
                                                            24,171,941

GERMANY-10.0%
Bayer A.G.                                       10,000     $2,694,234
Deutsche Bank A.G.                               50,000      2,475,870
Glunz  A.G.*(a)                                   3,300        387,187
Lufthansa(a)                                      8,500      1,366,672
Klein, Schanz & Beck                              2,570        586,322
Sueddeutsche Zucker                               2,833      1,688,647
Veba A.G.                                        60,000      2,499,552
Volkswagen A.G.(a)                                3,560      1,162,321
                                                            12,860,805

ITALY-3.1%
La Rinascente S.p.A.                            297,000      1,703,741
Telecom Italia S.p.A.                           639,000      1,105,726
Telecom Italia Mobile S.p.A.*                   639,000        803,606
  Di Risp*                                      463,000        423,460
                                                             4,036,533

NETHERLANDS-7.1%
Beheersmaatschappij J. Amerika N.V. *(b)        160,000        620,169
Elsevier N.V.                                   110,000      1,406,999
Fortis Amev N.V                                  62,100      3,570,427
Heineken N.V.                                    11,050      1,752,477
Internationale Nederlanden Groep N.V.            29,900      1,734,547
                                                             9,084,619

NORWAY-2.1%
Bergesen d.y. AS                                 58,400      1,412,620
Christiania Bank OG Kreditkasse                 567,000      1,315,894
                                                             2,728,514

PORTUGAL-0.4%
Portucel Industrial, S.A.*                       59,500        459,768

SPAIN-5.9%
Banco Intercontinental Espanol                   18,100      1,640,879
Iberdrola, S.A.                                 135,000      1,111,253
Natra, S.A.                                      44,000        407,783
Repsol, S.A                                      55,400      1,876,381
Tabacalera, S.A. Ser. A                          35,200      1,473,954
Unidad Editorial, S.A. (b)                      549,920        661,211
Uralita, S.A.*                                   30,000        401,886
                                                             7,573,347


7


PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

COMPANY                                          SHARES         VALUE
----------------------------------------------------------------------
SWEDEN-4.5%
AB Astra
  Ser. A                                         52,400     $1,777,151
  Ser. B                                         51,500      1,713,740
Marieberg Tidings Ser. A                         51,500      1,037,746
Stora Kopparbergs Ser. B                         84,000      1,293,314
                                                             5,821,951

SWITZERLAND-5.2%
Brown Boveri & Compagnie, A.G. Cl. A              1,090      1,151,331
Ciba-Geigy A.G.(a)                                2,610      1,939,588
Electrowatt A.G.                                  2,300        656,002
Forbo Holding A.G.                                2,560      1,172,273
Nestle, S.A.(a)                                   1,720      1,761,270
                                                             6,680,464

UNITED KINGDOM-28.6%
Allied Radio Plc.*                            2,434,600        155,814
Argos Plc.                                       64,400        474,010
B.A.T. Industries Plc.                          324,843      2,723,646
Berkeley Group Plc.                              93,000        623,509
BOC Group Plc.                                   40,000        542,752
British Airways Plc.                            210,400      1,545,262
British Land Co. Plc                            152,000      1,031,229
British Telecommunications Plc.                 228,000      1,451,972
BTR Plc.                                        156,000        824,975
Dixons Group Plc.                               248,050      1,143,064
Forte Plc.                                      402,230      1,686,229
General Electric Plc.                           350,000      1,699,705
Grand Metropolitan Plc.(a)                      321,000      1,931,232
Hepworth Plc                                    229,000      1,077,262
Johnson, Matthey Plc.                           140,172      1,312,080
Marley Plc.                                     366,300        773,662
McBride Plc.*                                   125,000        418,025
Meyer International Plc.                         93,000        534,220
Mowlem (John) & Co. Plc.                        860,000      1,045,760
Royal Bank of Scotland Group Plc.               383,595     $2,608,599
Rugby Group Plc                                 338,400        644,347
SmithKline Beecham Cl.A                         161,058      1,475,372
Tate & Lyle Plc.(a)                             235,000      1,658,254
Thorn-Emi Plc.                                   81,454      1,799,913
Unilever Ord.(a)                                 76,000      1,556,571
Vodafone Group Plc.(a)                          586,168      2,246,313
W.H. Smith Group Plc.(a)                        237,000      1,406,903
Wimpey (George) Plc.                          1,278,000      2,372,093
                                                            36,762,773

OTHER-0.5%
Asesores Bursatiles Capital Fund N.V. *(b)          800        221,819
CLM Insurance Fund Plc.                         335,000        477,040
Touche Remnant Ecotec Environmental Fund*(b)      1,000             -0-
                                                               698,859
Total Common Stocks &Other Investments
  (cost $106,483,025)                                      118,940,122

PREFERRED STOCKS-4.4%
FINLAND-1.6%
Nokia Corp.                                      30,700      2,058,883

GERMANY-2.8%
Glunz A.G.                                        6,550        782,740
Henkel KGaA                                       4,810      1,978,727
Klein, Schanz & Beck                              4,220        776,316
                                                             3,537,783
Total Preferred Stocks
  (cost $4,568,824)                                          5,596,666

TOTAL INVESTMENTS-97.0%
  (cost $111,051,849)                                      124,536,788
Other assets less liabilities-3.0%                           3,904,603

NET ASSETS-100.0%                                         $128,441,391


*    Non-income producing.
(a) Securities with an aggregate market value of approximately $23,761,313, segregated to collateralize forward exchange currency contracts.
(b)  Illiquid security, valued at fair value (see Notes A & F).
     See notes to financial statements.


8



STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1995                                    ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $111,051,849)         $124,536,788
  Cash, at value (cost $7,871,531)                                   7,886,468
  Receivable for investment securities sold                          2,866,063
  Dividends and interest receivable                                    744,011
  Receivable for capital stock sold                                    286,011
  Other assets                                                           1,395
  Total assets                                                     136,320,736

LIABILITIES
  Payable for investment securities purchased                        6,211,848
  Unrealized depreciation of forward exchange currency contracts     1,189,561
  Payable for capital stock redeemed                                   146,645
  Advisory fee payable                                                 113,015
  Distribution fee payable                                              55,667
  Accrued expenses and other payables                                  162,609
  Total liabilities                                                  7,879,345

NET ASSETS                                                        $128,441,391

COMPOSITION OF NET ASSETS
  Capital stock, at par                                                $85,772
  Additional paid-in capital                                       113,532,438
  Distributions in excess of net investment income                    (726,550)
  Accumulated net realized gain on investments and
    foreign currency transactions                                    3,234,721
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     12,315,010
                                                                  $128,441,391
CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share($86,112,359/5,699,528
    shares of capital stock issued and outstanding)                     $15.11
  Sales charge-4.25% of public offering price                              .67
  Maximum offering price                                                $15.78

  CLASS B SHARES
  Net asset value and offering price per share($34,526,770/2,347,634
    shares of capital stock issued and outstanding)                     $14.71

  CLASS C SHARES
  Net asset value, redemption and offering price per share($7,802,262/
    530,011 shares of capital stock issued and outstanding)             $14.72


See notes to financial statements.


9



STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1995                         ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of ($728,062)                                      $2,955,352
  Interest                                                 58,455   $3,013,807

EXPENSES
  Advisory fee                                          1,315,618
  Distribution fee - Class A                              245,353
  Distribution fee - Class B                              315,895
  Distribution fee - Class C                               93,234
  Custodian                                               257,916
  Transfer agency                                         225,662
  Administrative                                          118,039
  Audit and legal                                         110,124
  Registration                                             50,023
  Directors' fees                                          38,463
  Printing                                                 10,808
  Amortization of organization expenses                     6,627
  Miscellaneous                                            58,752
  Total expenses                                                     2,846,514
  Net investment income                                                167,293

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
  Net realized gain on investment transactions                      24,084,036
  Net realized loss on foreign currency transactions                  (579,413)
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                       (777,241)
    Foreign currency denominated assets and liabilities               (774,280)
  Net gain on investments and foreign currency transactions         21,953,102

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $22,120,395


See notes to financial statements.


10



STATEMENT OF CHANGES IN NET ASSETS               ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

                                         YEAR ENDED  MARCH 1,1994    YEAR ENDED
                                           JULY 31,        TO      FEBRUARY 28,
                                            1995     JULY 31,1994*       1994
                                        -----------  -------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                   $167,293       $867,043      $110,205
  Net realized gain on investments and
    foreign currency transactions       23,504,623      3,323,626    10,699,641
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency denominated assets
    and liabilities                     (1,551,521)    (2,957,074)   14,885,295
  Net increase in net assets
    from operations                     22,120,395      1,233,595    25,695,141

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                               (563,832)            -0-           -0-
    Class B                               (232,044)            -0-           -0-
    Class C                                (73,698)            -0-           -0-

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)              (22,827,762)     6,798,452    15,273,783
  Total increase (decrease)             (1,576,941)     8,032,047    40,968,924

NET ASSETS
  Beginning of period                  130,018,332    121,986,285    81,017,361
  End of period                       $128,441,391   $130,018,332  $121,986,285


* The Fund changed its fiscal year end from February 28 to July 31. See notes to financial statements.


11



NOTES TO FINANCIAL STATEMENTS
JULY 31, 1995                                    ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance New Europe Fund, Inc. (the "Fund"), which is a Maryland corporation, is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a United States or European stock exchange for which market quotations are readily available are valued at the last quoted sales price on that exchange on the day of valuation or, if no such closing price is available, at the last bid price quoted on such day. Other securities, including securities of issuers within Eastern European countries, for which market quotations are readily available are valued in a like manner. Readily marketable fixed income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. Securities, including securities of issuers within Eastern European countries, and assets for which market quotations are not readily available, including investments that are subject to limitations as to their sale (restricted securities), are valued at fair value as determined in good faith by the Fund's Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net foreign exchange losses of 579,413 represent foreign exchange gains and losses from sales and maturities of debt securities, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

6. RECLASSIFICATION OF COMPONENTS OF NET ASSETS
During the year, the Fund reclassified certain components of net assets. The reclassifications were the result of permanent book to tax differences in the classification of foreign currency transactions as well as the reclassification of net operating losses to additional paid-in capital. The reclassification resulted in a net decrease to distributions in excess of net investment income of $20,466, a net increase to accumulated net realized gain of $3,416,092, and a corresponding decrease to additional paid-in capital of $3,436,558. Net assets were not affected by the change.


12



                                                 ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an investment advisory agreement, the Fund pays its Adviser, Alliance Capital Management L.P., (the "Adviser"), a monthly fee equal to the annualized rate of 1.10% of the Fund's average daily net assets up to $100 million, .95% of the next $100 million of the Fund's average daily net assets and .80% of the Fund's average daily net assets over $200 million. The Adviser has agreed, under the terms of the advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fee, extraordinary expenses and certain other expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense ratio limitation currently imposed by any state is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. For the year ended July 31, 1995, no such reimbursement was required. Pursuant to the advisory agreement, the Fund paid $118,039 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended July 31, 1995.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $148,950 for the year ended July 31, 1995.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $4,412 from the sale of Class A shares and $159,380 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended July 31, 1995.

Brokerage commissions paid on securities transactions for the year ended July 31, 1995, amounted to $314,188, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,630,288 and $298,375 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)        ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $89,017,231 and $114,684,163, respectively, for the year ended July 31, 1995. There were no purchases or sales of U.S. Government and government agency obligations for the year ended July 31, 1995.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At July 31, 1995, the Fund had outstanding forward exchange currency contracts to sell or purchase foreign currencies against the U.S. dollar as follows:

                               CONTRACT    VALUE ON    U.S. $     UNREALIZED
                                AMOUNT   ORIGINATION   CURRENT    APPRECIATION
                                 (000)       DATE      VALUE     (DEPRECIATION)
                               -------  ------------ ----------  --------------
FOREIGN CURRENCY SELL CONTRACTS
Belgian Francs,
  expiring, 9/29/95             88,350   $3,113,382  $3,106,474         $6,908
British Pounds,
  expiring, 8/31/95-9/29/95      5,400    8,488,595   8,608,235       (119,640)
Deutsch Marks,
  expiring, 8/31/95             12,000    8,307,373   8,665,776       (358,403)
French Francs,
  expiring, 8/31/95             43,600    8,515,625   9,105,206       (589,581)
Swiss Francs,
  expiring, 8/31/95              4,300    3,577,669   3,744,320       (166,651)

FOREIGN CURRENCY BUY CONTRACTS
Belgian Francs,
  expiring, 9/29/95             18,460      644,216     649,072          4,856
Deutsch Marks,
  expiring, 5/31/95              9,400    6,790,388   6,788,191         (2,197)
French Francs,
  expiring, 8/31/95             14,500    2,992,961   3,028,108         35,147
                                                                   ------------
                                                                   $(1,189,561)


At July 31, 1995, the cost of investments for federal income tax purposes was $111,068,729. Accordingly, gross unrealized appreciation of investments was $18,889,494 and gross unrealized depreciation of investments was $5,421,435, resulting in net unrealized appreciation of $13,468,059.


14



                                                 ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

NOTE E: CAPITAL STOCK
There are 150,000,000 shares of $0.01 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 50,000,000 authorized shares. Transactions in shares of beneficial interest were as follows:

                                                    SHARES                                  AMOUNT
                                  ---------------------------------------  ------------------------------------------
                                                MARCH 1,1994                              MARCH 1,1994
                                   YEAR ENDED         TO      YEAR ENDED      YEAR ENDED        TO       YEAR ENDED
                                     JULY 31,      JULY 31,   FEBRUARY 28,      JULY 31,      JULY 31,   FEBRUARY 28,
                                       1995         1994**         1994           1995         1994**         1994
                                  -----------  ------------  ------------  -------------  ------------  -------------
CLASS A
Shares sold                          669,629       517,252       879,648   $  9,073,455   $ 6,429,110   $ 10,443,134
Shares issued in reinvestment
  of dividends                        22,756            -0-           -0-       286,723            -0-            -0-
Shares redeemed                   (1,846,522)     (878,169)   (2,124,678)   (24,604,898)  (10,892,506)   (24,035,622)
Net decrease                      (1,154,137)     (360,917)   (1,245,030)  $(15,244,720)  $(4,463,396)  $(13,592,488)

CLASS B
Shares sold                        1,138,036     1,101,690     1,548,578   $ 14,986,892   $13,448,314   $ 18,780,304
Shares issued in reinvestment
  of dividends                         9,139            -0-           -0-       112,591            -0-            -0-
Shares redeemed                   (1,330,104)     (253,987)      (52,387)   (17,132,367)   (3,084,233)      (619,983)
Net increase (decrease)             (182,929)      847,703     1,496,191   $ (2,032,884)  $10,364,081   $ 18,160,321


                                                    SHARES                                   AMOUNT
                                  ---------------------------------------  ------------------------------------------
                                                MARCH 1,1994   MAY 3,1993*                MARCH 1,1994    MAY 3,1993*
                                   YEAR ENDED         TO           TO        YEAR ENDED        TO             TO
                                     JULY 31,      JULY 31,   FEBRUARY 28,     JULY 31,      JULY 31,    FEBRUARY 28,
                                       1995         1994**         1994          1995         1994**         1994
                                  -----------  ------------  ------------  -------------  ------------  -------------
CLASS C
Shares sold                        1,012,937       415,283       995,271    $13,356,791   $ 5,073,751    $12,060,048
Shares issued in reinvestment
  of dividends                         1,254            -0-           -0-        15,462            -0-            -0-
Shares redeemed                   (1,440,571)     (342,118)     (112,045)   (18,922,411)   (4,175,984)    (1,354,098)
Net increase (decrease)             (426,380)       73,165       883,226    $(5,550,158)  $   897,767    $10,705,950


NOTE F: ILLIQUID SECURITIES

                                                 DATE
SECURITY                                       ACQUIRED     U.S. $ COST
--------                                       --------     -----------
Asesores Bursatiles Capital Fund N.V.          10/29/90       $356,924
Beheersmaatschappij J. Amerika N.V.             3/19/91        512,088
Touche Remnant Ecotec Environmental Fund        6/28/90        246,914
Unidad Editorial, S.A.                         10/01/92        699,170


The securities shown above are illiquid and have been valued at fair value in accordance with procedures described in Note A. The value of these securities at July 31, 1995 was $1,503,199 representing 1.2% of net assets.


*   Commencement of distribution.
**  The Fund changed its fiscal year end from February 28 to July 31.


15



FINANCIAL HIGHLIGHTS                             ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    CLASS A
                                            ---------------------------------------------------------------------
                                                       MARCH 1,1994                               APRIL 2,1990(A)
                                            YEAR ENDED     TO          YEAR ENDED FEBRUARY 28,          TO
                                              JULY 31,  JULY 31,   ------------------------------   FEBRUARY 28,
                                                1995      1994*        1994      1993       1992       1991
                                            ---------  -----------  --------  --------  ---------  --------------
Net asset value, beginning of period          $12.66    $12.53       $ 9.37     $9.81      $9.76     $11.11(d)

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                     .04       .09          .02(c)    .04        .02(c)     .26
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  2.50       .04         3.14      (.33)       .05       (.91)
Net increase (decrease) in net asset
  value from operations                         2.54       .13         3.16      (.29)       .07       (.65)

LESS: DISTRIBUTIONS
Dividends from net investment income            (.09)       -0-          -0-     (.15)      (.02)      (.26)
Distributions from net realized gains
  on investments and foreign currency
  transactions                                    -0-       -0-          -0-       -0-        -0-      (.44)
Total dividends and distributions               (.09)       -0-          -0-     (.15)      (.02)      (.70)
Net asset value, end of period                $15.11    $12.66       $12.53     $9.37      $9.81     $ 9.76

TOTAL RETURN
Total investment return based on
  net asset value (e)                          20.22%     1.04%       33.73%    (2.82)%      .74%     (5.63)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $86,112   $86,739      $90,372   $79,285   $108,510   $188,016
Ratio of expenses to average net assets         2.09%     2.06%(f)     2.30%     2.25%      2.24%      1.52%(f)
Ratio of net investment income (loss)
  to average net assets                          .37%     1.85%(f)      .17%      .47%       .16%      2.71%(f)
Portfolio turnover rate                           74%       35%          94%      125%        34%        48%


See footnote summary on page 18.


16



                                                 ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      CLASS B
                                             --------------------------------------------------------
                                                                                          MARCH 5,
                                                       MARCH 1,1994                       1991 (B)
                                             YEAR ENDED     TO     YEAR ENDED FEBRUARY 28,   TO
                                              JULY 31,   JULY 31,  ---------------------  FEBRUARY 29,
                                                1995       1994*        1994       1993      1992
                                             --------  ------------  -----------  -------  ------------
Net asset value, beginning of period          $12.41     $12.32        $9.28      $9.74     $9.84

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.05)       .07         (.05)(c)   (.02)     (.04)(c)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  2.44        .02         3.09       (.33)     (.04)
Net increase (decrease) in net asset
  value from operations                         2.39        .09         3.04       (.35)     (.08)

LESS: DISTRIBUTIONS
Dividends from net investment income            (.09)        -0-          -0-      (.11)     (.02)
Net asset value, end of period                $14.71     $12.41       $12.32      $9.28     $9.74

TOTAL RETURN
Total investment return based on
  net asset value (e)                          19.42%      .73%       32.76%     (3.49)%     .03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $34,527    $31,404      $20,729     $1,732    $1,423
Ratio of expenses to average net assets         2.79%      2.76%(f)     3.02%      3.00%     3.02%(f)
Ratio of net investment income (loss)
  to average net assets                         (.33)%     1.15%(f)     (.52)%     (.50)%    (.71)%(f)
Portfolio turnover rate                           74%        35%          94%       125%       34%


See footnote summary on page 18.


17



FINANCIAL HIGHLIGHTS (CONTINUED)                 ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                       CLASS C
                                           ------------------------------------
                                                                     MAY 3,
                                                     MARCH 1,1994    1993(B)
                                           YEAR ENDED     TO           TO
                                             JULY 31,   JULY 31,   FEBRUARY 28,
                                               1995      1994*        1994
                                           ---------  -----------  ------------
Net asset value, beginning of period         $12.42    $12.33       $10.21

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                   (.07)      .06         (.04)(c)
Net realized and unrealized gain
  on investments and foreign currency
  transactions                                 2.46       .03         2.16
Net increase in net asset
  value from operations                        2.39       .09         2.12

LESS: DISTRIBUTIONS
Dividends from net investment income           (.09)       -0-          -0-
Net asset value, end of period               $14.72    $12.42       $12.33

TOTAL RETURN
Total investment return based on
  net asset value (e)                         19.40%      .73%       20.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $7,802   $11,875      $10,886
Ratio of expenses to average net assets        2.78%     2.76%(f)     3.00%(f)
Ratio of net investment income (loss)
to average net assets                          (.33)%    1.15%(f)     (.52)%(f)
Portfolio turnover rate                          74%       35%          94%


*    The Fund changed its year end from February 28 to July 31.

(a)  Commencement of operations.

(b)  Commencement of distribuiton.

(c)  Based on average shares outstanding.

(d)  Net of offering costs of $.05.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return for a period of less than one year is not annualized.

(f)  Annualized.


18



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                             ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE NEW EUROPE FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance New Europe Fund, Inc. (The "Fund"), including the portfolio of investments, as of July 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period from March 1, 1994 to July 31, 1994, and for the year ended February 28, 1994, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted audited standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance New Europe Fund, Inc. at July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the period from March 1, 1994 to July 31, 1994, and for the year ended February 28, 1994, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

Ernst & Young LLP
New York, New York
September 22, 1995


FOREIGN TAX CREDIT (UNAUDITED)
The Fund has elected to give the benefit to its shareholders of foreign taxes that have been paid and/or withheld. For the year ended July 31, 1995, this benefit amounted to 728,062. Although the Fund has made the election required to make this credit available, the amount of allowable tax credit is subject to limitations under the Internal Revenue Code.

A notification reflecting the per share amount to be used by taxpayers on their federal income tax return was mailed to shareholders in January 1995.

_______________________________________________________________

                           APPENDIX A

                   Special Risk Considerations
________________________________________________________________

    Investing in securities of European companies involves certain considerations set forth below not usually associated with investing in U.S. securities.

    Currency Risks. Because the Fund's assets will be invested in equity securities of European companies and fixed income securities denominated in foreign currencies and because the great majority of the Fund's revenues will be received in currencies other than the U.S. dollar, the U.S. dollar equivalent of the Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. Such changes will also affect the Fund's income. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.

    Many of the currencies of Eastern European countries have experienced a steady devaluation relative to western currencies. Any future devaluation may have a detrimental impact on any investments made by the Fund in Eastern Europe. The currencies of most Eastern European countries are not freely convertible into other currencies and are not internationally traded. The Fund will not invest its assets in non-convertible fixed income securities denominated in currencies that are not freely convertible into other currencies.

    Investment In Securities Of Smaller Companies. Under normal circumstances, the Fund will invest a significant portion of its assets in the equity securities of companies whose total market capitalization is less than the average for Europe as a whole. Investment in smaller companies involves greater risk than is customarily associated with the securities of more established companies. The securities of small companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.

    Market Characteristics. The securities markets of many European countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

    Investment And Repatriation Restrictions. Foreign investment in the securities markets of certain European countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund.
As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.

    In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain small capital markets. If the Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies (including management and advisory fees). The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

    Role Of Banks In Capital Markets. In a number of European countries, commercial banks act as securities brokers and dealers, and as underwriters, investment fund managers and investment advisers. They also may hold equity participations, as well as controlling interests, in industrial, commercial or financial enterprises, including companies whose securities are publicly traded and listed on European stock exchanges. Investors should consider the potential conflicts of interest that result from the combination in a single firm of commercial banking and diversified securities activities.

    The Fund is prohibited under the 1940 Act, in the absence of an exemptive rule or other exemptive relief, from purchasing the securities of any company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities.

    Corporate Disclosure Standards. Issuers of securities in European jurisdictions are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of European countries differ from U.S. standards in important respects and less information is available to investors in securities of European countries than to investors in U.S. securities.

    Transaction Costs. Brokerage commissions and transaction costs for transaction both on and off the securities exchanges in many European countries are generally higher than in the United
States.

    U.S. and Foreign Taxes. Foreign taxes paid by the Fund may be creditable or deductible for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Taxation" and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

    Economic and Political Risks. The economies of individual European countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product ("GDP") or gross national product, as the case may be, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, the lack of sufficient capital base to expand business operations and the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices for securities in such markets. Business entities in many Eastern European countries do not have any recent history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries' attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

    Other Risks of Foreign Investments. The Fund's investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments. The Fund intends to seek investment opportunities within the former "east bloc" countries in Eastern Europe. See "Investment Objective and Policies" in the Prospectus. All or a substantial portion of such investments may be considered "not readily marketable" for purposes of the limitations set forth below.

    Most Eastern European countries have had a centrally planned, socialist economy since shortly after World War II. The governments of a number of Eastern European countries currently are implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision making process and move towards a market economy. There can be no assurance that these reforms will continue or, if continued will achieve their goals.

    Investing in the securities of the former "east bloc" Eastern European issuers involves certain considerations not usually associated with investing in securities of issuers in more developed capital markets such as the United States, Japan or Western Europe, including (i) political and economic considerations, such as greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the small current size of markets for such securities and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including, without limitation, restrictions on investing in issuers or industries deemed sensitive to relevant national interest;and (iv) the absence of developed legal structures governing foreign private investments and private property. Applicable accounting and financial reporting standards in Eastern Europe may be substantially different from U.S accounting standards and, in certain Eastern European countries, no reporting standards currently exist. Consequently, substantially less information is available to investors in Eastern Europe, and the information that is available may not be conceptually comparable to, or prepared on the same basis as that available in more developed capital markets, which may make it difficult to assess the financial status of particular companies. However, in order to become attractive to Western international investors such as the Fund, some Eastern European companies may submit to reviews of their financial conditions conducted in accordance with accounting standards employed in Western European countries. The Adviser believes that such information, together with the application of other analytical techniques, can provide an adequate basis on which to assess the financial viability of such companies.

    The governments of certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such countries. These authorities may not be qualified to act as foreign custodians under the 1940 Act and, as a result, the Fund would not be able to invest in these countries in the absence of exemptive relief from the Commission. In addition, the risk of loss through government confiscation may be increased in such countries.

    Securities Not Readily Marketable. Although the Fund expects to invest primarily in listed securities of established companies, it may invest up to 10% of its total assets in securities which are not readily marketable and which may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of a trading market for these investments, the Fund may not be able to realize their value upon sale.

    Non-Diversified Status. As a non-diversified investment company, the Fund's investments will involve greater risk than would be the case for a similar diversified investment company because the Fund is not limited by the 1940 Act, in the proportion of its assets that may be invested in the securities of a single issuer. The Fund's investment restrictions provide that the Fund may not invest more than 15% of its total assets in the securities of a single issuer and the Fund intends to comply with the diversification and other requirements of the Code applicable to regulated investment companies. The effect of these investment restrictions will be to require the Fund, when fully invested, to maintain investments in the securities of at least 14 different issuers. See "Dividends, Distributions and Taxes" in the Prospectus.

________________________________________________________________

                           APPENDIX B

            Futures Contracts and Options on Futures
                Contracts and Foreign Currencies
________________________________________________________________

Futures Contracts

    The Fund may enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

    At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

    At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

    Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

    The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

    In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment is incorrect about the general direction of a stock market index for example, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of a bear market in equities in a particular country in which would adversely affect the price of equities held in its portfolio and there is a bull market instead, the Fund will lose part or all of the benefit of the increased value of the equities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell equities from its portfolio to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options On Futures Contracts

    The Fund intends to purchase and write options on futures contracts. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities.

    The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

    The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of a general market decline.

    The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options On Foreign Currencies

    The Fund may purchase and write options on foreign currencies in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

    Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

    The Fund may also write options on foreign currencies for the same purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

    The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other appropriate liquid securities in a segregated account with its Custodian.

    The Fund also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. government securities or other appropriate liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts,
Forward Contracts and Options on Foreign Currencies

    Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

    Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

    The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data, on which to make trading decisions,
(iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

_______________________________________________________________

  APPENDIX C:  ADDITIONAL INFORMATION ABOUT THE UNITED KINGDOM

_______________________________________________________________

    The information in this section is based on material obtained by the Fund from various United Kingdom government and other economic sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of The United Kingdom, its economy or the consequences of investing in United Kingdom Securities.

    The United Kingdom of Great Britain and Northern Ireland is located off the continent of Europe in the Atlantic Ocean. Its population is approximately 58 million.

GOVERNMENT

    The United Kingdom is a constitutional monarchy. Queen Elizabeth II has been the head of state since she acceded to the throne in 1952. The monarchy was established in 1066. The monarch's power has eroded over the centuries, but the monarch retains the power to call and dissolve Parliament, to give assent to bills passed by Parliament, to appoint the Prime Minister and to sign treaties or declare war. In practice, most of these acts are performed by government ministers, and supreme legislative authority now resides in the Parliament. Parliament, the bicameral legislature, consists of the House of Commons and the House of Lords. Acts of Parliament passed in 1911 and 1949 limit the powers of the House of Lords to prevent bills passed by the House of Commons from becoming law. The main purpose of the House of Lords is now to revise and amend laws passed by the House of Commons. The national government is headed by the Prime Minister who is appointed by the monarch on the basis of ability to form a government with the support of the House of Commons.

POLITICS

    Since World War II the national government has been formed by either the Conservative Party or the Labour Party. The Conservative Party under the leadership of Margaret Thatcher achieved a parliamentary majority and formed a new government in May 1979. In June 1983 and again in June 1987, the Conservative Party under her leadership was reelected. The Party pursued policies of reducing state intervention in the economy, reducing taxes, de-regulating business and industry and privatizing state-owned enterprises. It also displayed an antipathy toward the European Union. In November 1990, Mrs. Thatcher faced a challenge for the leadership of the party from Michael Heseltine, one of her former cabinet ministers. The opposition proposed changes in policy, including increased government intervention in the economy and a less confrontational approach toward the European Union. The two wings of the Conservative Party looked for someone who could unite the Party and elected John Major as its leader and, by virtue of the Conservative Party majority, to the post of Prime Minister.

    Mr. Major led the Conservative Party to its fourth successive general election victory in April 1992. Since that time, the popularity of both Mr. Major and the Conservative Party has fallen. In April 1995, the Conservative Party won only 11% of the vote in Scotland local elections, which resulted in Conservative Party control of only 81 council seats out of 1,161. It won only 25% of the vote in local council elections in England and Wales in May 1995. In July 1995, Mr. Major won a vote of confidence with his reelection as leader of the Conservative Party. Despite Mr. Major's strengthened position within the Conservative Party, the Party continued to suffer setbacks. Within two weeks of Mr. Major's victory, the Conservative Party lost its fifth by-election since the general election of 1992. In October 1995, one of its members switched to the Labour Party, reducing the Conservative Party's majority in the House of Commons from seven to five members. Unless the Conservative Party calls for an earlier election, the next general election will take place in April 1997.

ECONOMY

    The United Kingdom's economy is the sixth largest in the Organization for Economic Cooperation and Development, behind the United States, Japan, Germany, France and Italy. Its economy maintained an average annual growth rate of 3.0% in real growth domestic product ("GDP") terms from 1950 through 1973; from 1973 through 1981 growth slowed to an annual average of 0.7%; from 1982 through 1988 annual growth recovered to 3.6%; and from 1989 through 1994, the United Kingdom's real GDP annual growth rate was 1.0%. The average annual rate of inflation from 1988 through 1993 was 5.6%. In 1994, inflation fell to 1.5%. Through May 31, 1995, the annualized inflation rate was 2.2%.

    The economy has continued to experience the moderate growth that began in 1993, after the 1990-1992 recession. For the twelve months ended March 31, 1995, GDP at market prices increased by 3.6%. Much of the growth was from the oil and gas sector of the economy however, and, it is the continued sluggish growth in the non-oil and gas sector, including the manufacturing sector, that has limited the overall growth of the economy.

    The sluggish growth in the United Kingdom's manufacturing sector since the 1990-1992 recession continued the trend toward the decreased importance of manufacturing in the economy. Manufacturing accounted for just 22.7% of GDP in 1994 compared with 36.5% in 1960. The long-term decline in manufacturing's share of GDP accelerated during the 1980-1981 recession. In those two years, manufacturing output and employment each fell by approximately 14%. The United Kingdom's traditional manufacturing industries of steel, shipbuilding and textiles have not remained competitive in the international marketplace. Since 1983, the United Kingdom has been a net importer of manufactured goods for the first time since the industrial revolution.

    As the United Kingdom's manufacturing industry has declined in importance, the service industry, including financial services, has increased in importance. The service industries' share of GDP increased to 65% in 1994 from 45% in 1960.

    Employment has been shifting from manufacturing to the service industry, a trend expected to continue for the foreseeable future. Despite this development and the fact that between the fourth quarter of 1988 and the fourth quarter of 1993 more than 900,000 manufacturing jobs were lost, the manufacturing sector remains the biggest source of jobs, employing approximately 20% of all workers. Overall, unemployment continued to fall from a post-recession high point of 10.6% in January 1993 to 8.3% in June 1995.

    Foreign trade remains an important part of the United Kingdom's economy. In 1994, exports of goods represented 26% of GDP. The United Kingdom has historically been an exporter of manufactured products and an importer of food and raw materials, but there is a growing trend toward manufactured goods forming a larger proportion of imports and a smaller proportion of exports. Machinery and transport equipment accounted for 20.4% of imports in 1975 compared to 40.7% in 1994 and for 42.3% of exports in 1975 compared to 41.3% in 1994. For every year since 1982, the United Kingdom has been a net importer of goods. The relative importance of the United Kingdom's trading partners has also shifted. In 1980, the other members of the European Union accounted for 43.3% of the United Kingdom's exports and 41.3% of its imports. In 1994, the other members of the European Union accounted for 56.9% of all exports and 56.6% of its imports. In 1994, Germany remained the United Kingdom's single largest trading partner.

    Historically, the United Kingdom's current account consisted of relatively small trade deficits, sometimes outweighed by surpluses on invisibles (services, interest, dividends, profits and transfers). Since 1980, several important changes have taken place with regard to the United Kingdom's trading position. Those include the increased importance to the economy of oil exports from the North Sea, the change from being a net exporter to a net importer of goods and the diminishing surpluses from invisibles. These developments have led to a balance of payments deficit, which is expected to continue for the foreseeable future.

    With regard to the public sector of the economy, the national government publishes forecasts for the economy and the public sector borrowing requirement ("PSBR"). The PSBR is a mandated measure of the amount required to balance the budget. The interim economic forecast published in June 1995 indicated that the PSBR was in excess of the November 1994 budget estimate. If the current forecast for 1995-1996 is met, the PSBR would drop to 4% of GDP in 1995-1996 from 5.25% of GDP in 1994-1995. The current PSBR estimate for 1996-1997 of 2% is within the European Union budget deficit requirement of 3% of GDP.

MONETARY AND BANKING SYSTEM

    The central bank of the United Kingdom is the Bank of England. Its main functions are to advise on the formulation and execution of monetary policy, to supervise banking operations in the United Kingdom, to manage the domestic currency, and, as agent for the Government, the country's foreign exchange reserves.

    The City of London is one of the world's major financial centers. It has the greatest concentration of banks and the largest insurance market in the world. It is estimated that United Kingdom insurers handle approximately 20% of the general insurance business placed in the international market. Banking, finance, insurance, business services and leasing formed approximately 19% of GDP in 1994.

    The currency unit of the United Kingdom is the Pound Sterling. In June 1972, the Pound was allowed to float against other currencies. The general trend since then has been a depreciation against most major currencies, including the U.S. Dollar, Japanese Yen, German Deutsche Mark ("DM"), French Franc and the European Currency Unit. On October 8, 1990, Pound Sterling became part of the Exchange Rate Mechanism ("ERM") of the European Monetary System at a central rate of L1:DM2.95. Membership in the ERM requires that each currency remain within a certain fluctuation range against other currencies. If this range is not maintained, the currency must be revalued. Initially, the Pound remained competitive within the DM range of
2.80 to 2.98, but the pressures exerted by ERM membership made it increasingly difficult for the United Kingdom to allow the Pound to remain in the ERM. While the government continued to defend the relative value of the Pound by raising interest rates, it became clear that the Pound was not competitive against the

Deutsche Mark. On September 16, 1992, the Pound's membership in the ERM was suspended. The value of the Pound continued to fall rapidly after the exit from the ERM, reaching a low of DM2.335 at the end of February 1993. It has since recovered against the Deutsche Mark and other currencies. In addition to the United Kingdom's membership in the ERM, the growing importance of trade with the European Union has made the Deutsche Mark exchange rate more important to the United Kingdom than the U.S. Dollar exchange rate. From 1988 through 1993, the Pound declined at an average annual rate of approximately 15% against the U.S. Dollar and approximately 20% against the Deutsche Mark. In 1993, the average annual exchange rates against the U.S. Dollar and the Deutsche Mark were L1:$1.502 and L1:DM2.483, respectively. On September 29, 1995, the exchange rates against the U.S. Dollar and the Deutsche Mark were L1:$1.583 and L1:DM2.252, respectively.

THE INTERNATIONAL STOCK EXCHANGE OF THE UNITED KINGDOM AND THE
REPUBLIC OF IRELAND (THE LONDON STOCK EXCHANGE)

    The International Stock Exchange of the United Kingdom and the Republic of Ireland (The London Stock Exchange) ("LSE") is both the national stock exchange for the United Kingdom and the world's leading marketplace for the trading of international equities. Approximately 60% of all share trading outside home countries and 90% of cross-border trading in Europe is conducted on the LSE. The LSE provides a secondary market for trading in more than 9,500 securities. It offers markets for domestic securities (securities issued by companies in the United Kingdom or Ireland), foreign equities, United Kingdom gilts (securities issued by the national government), bonds or fixed interest stocks (usually issued by companies or local authorities) and options. At the end of 1994, foreign equities comprised approximately 70%, United Kingdom and Irish equities comprised approximately 17%, and Eurobonds comprised approximately 7% of the market value of all LSE listed and quoted securities. Currently, the LSE is the third largest in the world in terms of market value, behind the New York Stock Exchange and the Tokyo Stock Exchange.

    The LSE developed as demand for capital increased with the advent of the industrial revolution. By 1965, regional exchanges had banded together to form the Federation of Stock Exchanges. In 1973, the Irish Stock Exchange based in Dublin and the London Stock Exchange merged, thereby creating a unified exchange. In order to meet a European Union directive requiring its members to regulate stock exchanges in their own countries, however, the LSE will separate in 1996 into two exchanges, one in London and the other in Dublin.

    The LSE comprises different markets. In addition to the market for officially-listed securities, the LSE includes a market created in 1980 for smaller and newer companies known as the Unlisted Securities Market ("USM"). Originally, the requirements for admission to the USM were less onerous than those applicable to the listed market. Subsequent European Union directives, however, have effectively removed most of the differences in admission requirements between the two markets. As a result, there has been a decline in the use of the USM with no new entrants accepted after December 31, 1994. As of December 31, 1994, 207 companies with an aggregate market value of L4.9 billion were traded on the USM compared to 448 companies with an aggregate market value of L9.0 billion at the end of 1989. As of December 31, 1994, the market value of the securities traded on the USM was less than 1% of the market value of the securities officially listed on the LSE. In order to more fully meet the needs of smaller and newer companies, the LSE plans to replace the USM with the Alternative Investment Market in 1995 and 1996.

    In 1979, the abolition of foreign exchange controls made it easier for United Kingdom savings institutions to invest money overseas in non-United Kingdom securities. As a result, the LSE's members were exposed for the first time to competition from overseas brokers. The international competition and government pressure led the LSE to institute major reforms. Deregulation of the LSE, culminating on October 27, 1986 in what is commonly referred to as "Big Bang", involved the introduction of negotiated commissions on securities transactions, the elimination of the system that had maintained a distinction between brokers and marketmakers, ownership of member firms by outside entities and the transfer of voting rights from individual members to member firms.

    The LSE runs markets for trading securities by providing a market structure, regulating the operation of the markets, supervising the conduct of member firms dealing in the markets, publishing company news and providing trade confirmation and settlement services. The domestic market is based on the competing marketmaker system. The bid and offer prices are distributed digitally via the Exchange's automated price information system, SEAQ (Stock Exchange Automated Quotations), which provides widespread dissemination of the securities prices for the United Kingdom equity market. Throughout the trading day, marketmakers display their bid (buying) and offer (selling) prices and the maximum transaction size to which these prices relate. These prices are firm to other LSE member firms, except that the prices for larger transactions are negotiable.

    Marketmakers in the international equity market display their quotes on SEAQ International. The system operates in a manner similar to the domestic SEAQ, but is divided into 20 separate country sectors plus one developing markets sector.

    Sector Analysis of the LSE. The LSE's domestic and foreign securities include a broad cross-section of companies involved in many different industries. As of June 30, 1995, the five largest industry sectors among domestic securities were banking with 8.9% of the aggregate market value of domestic market securities, oil with 7.0%, pharmaceuticals with 6.8%, telecommunications with 5.4% and retailers with 4.7%. As of June 30, 1995, the five largest country sectors among listed and SEAQ International quoted securities were the United States with 47.6% of the aggregate market value of listed and SEAQ International quoted securities, Japan with 24.0%, Germany with 4.9%, France with 4.1% and The Netherlands with 3.5%.

    Market Growth of the LSE. The market value and the trading volume have increased steadily since the end of 1989. At the end of 1994, the market values for foreign equities were at their highest year-end levels. In 1994, trading in domestic securities reached an all-time record, increasing 7.5% from 1993. In addition, the busiest year for trading in foreign equities, including emerging market equities was 1994, increasing 24% from 1993. The LSE's recent growth has been dramatic. In 1990, 34.3 billion foreign shares and 134.0 billion domestic shares were traded as compared with 108.4 billion foreign shares and 221.8 billion domestic shares in 1994. At the end of 1994, the market value of listed foreign companies and domestic companies increased to L1,982.8 billion and L774.6 billion from L1,124.1 billion and L450.5 billion, respectively from the end of 1990.

    Market Performance of the LSE. The FT-SE 100 is an index that consists of the 100 largest United Kingdom companies. The FT-SE 100 was introduced by the LSE in cooperation with The Financial Times and the Institute and Faculty of Actuaries in 1984. As measured by the FT-SE 100, the performance of the 100 largest companies reached a record high of 3593.0 on October 18, 1995, up approximately 17% from the end of 1994.

REGULATION OF THE UNITED KINGDOM EQUITIES MARKETS

    The principal securities law in the United Kingdom is the Financial Services Act (the "FSA"). The FSA, which became law in November 1986, established a new regulatory system for the conduct of investment businesses in the United Kingdom. Most of the statutory powers under the Act were transferred to the Securities and Investments Board ("SIB"), a designated agency created for this purpose. The SIB has wide-ranging enforcement
powers and is accountable to Parliament through the Treasury.   A
system of self regulating organizations ("SROs"), which regulate their members, is accountable to the SIB. There are three SROs covering the financial market, including the Securities and Futures Authority which is responsible for overseeing activities on the Exchange. The other SROs are the Investment Management Regulatory Organization and the Personal Investment Authority. In 1988, it became illegal for any firm to conduct business without authorization from the SRO responsible for overseeing its activities. In addition, Recognized Investment Exchanges ("RIEs"), which include the London Stock Exchange, the London International Financial Futures and Options Exchange, the London Commodities Exchange, the International Petroleum Exchange, the London Metal Exchange and the London Securities and Derivatives Exchange are accountable to the SIB. Recognition as an RIE exempts the exchange (but not its members) from obtaining authorization for actions taken in its capacity as an RIE. To become an RIE, an exchange must satisfy the SIB that it meets various prerequisites set out in the Act, including having effective arrangements for monitoring and enforcing compliance with its rules. Recognized Professional Bodies ("RPBs") supervise the conduct of lawyers, actuaries, accountants and some insurance brokers. Together the SROs, RIEs and RPBs provide the framework for protection for investors and integrity of the markets.

    The European Union's Investment Services Directive ("ISD") will, with the various banking directives, provide the framework for a single market in financial services in Europe. Authorized firms will be able to operate on the basis of one authorization throughout Europe. Member states have until the end of 1995 to implement the ISD. The LSE is currently consulting with its member firms on the best way to implement the ISD.

    Basic restrictions on insider dealing in securities are contained in the Company Securities Act of 1985. The FSA provides guidelines for investigations into insider dealing under the Criminal Justice Act of 1993 and penalties for any person who fails to cooperate with such an investigation. In addition, the FSA introduced new listing and disclosure requirements for companies.

UNITED KINGDOM FOREIGN EXCHANGE AND INVESTMENT CONTROLS

    The United Kingdom has no exchange or investment controls, and funds and capital may be moved freely in and out of the country. Exchange controls were abolished in 1979. As a member of the European Union, the United Kingdom applies the European Union's common external tariff.







                               C-8
00250059.AR5

                             PART C

                        OTHER INFORMATION

Item 24. Financial Statements and Exhibits

    (a)  Financial Statements

    Included in the Prospectus:

         Financial Highlights

    Included in the Statement of Additional Information:

         Portfolio of Investments - July 31, 1995.
         Statement of Assets and Liabilities - July 31, 1995.
         Statement of Operations - year ended July 31, 1995.
         Statement of Changes in Net Assets - fiscal year ended
         July 31, 1995 and July 31, 1994.
         Notes to Financial Statements - July 31, 1995.
         Report of Independent Auditors

    All other schedules are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes which are included in the Statement of Additional Information of the Registration Statement.

    (b)  Exhibits

    (1) Amended and restated Articles of Incorporation of the Registrant - Incorporated by reference to
              Exhibit 1 to Post- Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed April 30, 1991.

    (2) Amended By-Laws of the Registrant - Incorporated by reference to Exhibit 2 to Post-Effective Amendment
              No. 1 to Registrant's Registration Statement on
              Form N-1A, filed April 30, 1991.

    (3)       Not applicable.

    (4)(a) Specimen of Stock Certificate for Class A Shares incorporated by reference to Exhibit 3 of Registrant's Registration Statement on Form N-1A, filed November 20, 1990 (File No. 33-37848).

       (b) Specimen of Stock Certificate for Class B Shares incorporated by reference to Exhibit 4 of Registrant's Registration Statement on Form N-1A, filed November 20, 1990 (File No. 33-37848).

    (5) Advisory Agreement, as amended, between the Registrant and Alliance Capital Management L.P. -
              Incorporated by reference to Exhibit 5 to Post-
              Effective Amendment No. 3 to Registrant's
              Registration Statement on Form N-1A, filed March 2,
              1993.

    (6)(a)    Distribution Services Agreement between the
              Registrant and Alliance Fund Distributors, Inc. -
              Incorporated by reference to Exhibit 6(a) to Post-
              Effective Amendment No. 3 to Registrant's
              Registration Statement on Form N-1A, filed March 2,
              1993.

       (b) Form of Selected Dealer Agreement between Alliance Fund Distributors, Inc. and selected dealers - Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, filed March 2, 1993.

       (c) Form of Selected Agent Agreement between Alliance Fund Distributors, Inc. and selected agents - Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, filed March 2, 1993.

    (7)       Not applicable.

    (8)       Custodian Contract - Incorporated by reference to
              Exhibit 8 to Post-Effective Amendment No. 10 to
              Registrant's Registration Statement on Form N-1A, filed on October 31, 1994.

    (9) Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed April 30, 1991.

    (10)      Not Applicable.

    (11)      Consent of Independent Auditors - Filed herewith.

    (12)      Not applicable.

    (13)      Not applicable.

    (14)      Not applicable.

    (15)      Rule 12b-1 Plan - see Exhibit 6(a) hereto.

    (16) Schedule for Computation of Performance Quotations incorporated by reference to Exhibit 16 of Registrant's Registration Statement on Form N-1A, filed November 20, 1990 (File No. 33-33120).

    (27)      Financial Data Schedule - Filed herewith.


    Other Exhibits:

    Powers of Attorney for David H. Dievler, John D. Carifa, W.H. Henderson, Stig Host, John C. West and Robert C. White - Incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed April 30, 1991.

    Powers of Attorney for John H. Dobkin and Allan Stoga -
    Incorporated by reference to Post-Effective No. 2 to Registrant's Registration Statement on From N-1A, filed June
    26, 1992.

Item 25. Persons Controlled by or under Common Control with
         Registrant

         None

Item 26. Number of holders of Securities.

         Registrant had as of October 13, 1995, 5,711 record holders of Class A Common Stock, 2,501 record holders of Class B Common Stock and 401 record holders of Class C
         Common Stock.

Item 27. Indemnification

         It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's amended and restated Articles of Incorporation, which was filed as
         Exhibit 1, Article VII and Article VIII of the Registrant's amended By-laws which was filed as Exhibit 2 and Section 7 of Distribution Services Agreement which was filed as Exhibit 6a, which are incorporated by reference herein, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's amended and restated Articles of Incorporation, and Article VII, Section 7 and Article VIII, Section 1 through Section 6 of the Registrant's amended By-Laws, as set forth below. The Investment Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in
         Section 4 of the Advisory Agreement, as amended, which was filed as Exhibit 5 and is incorporated by reference herein, as set forth below.

Section 2-418 of the Maryland General Corporation Law reads as follows:

    "2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND
    AGENTS.

    (A) In this section the following words have the meaning indicated.

    (1) Director means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

    (2) Corporation includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

    (3) Expenses include attorney's fees.

    (4) Official capacity means the following:

         (I) When used with respect to a director, the office of director in the corporation; and

         (II) When used with respect to a person other than a director as contemplated in subsection (J), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

         (III) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

    (5) Party includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

    (6) Proceeding means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

    (B)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is proved that:

         (I) The act or omission of the director was material to the cause of action adjudicated in the proceeding; and

         1.   Was committed in bad faith; or

         2.   Was the result of active and deliberate dishonesty;
              or

         (II) The director actually received an improper personal benefit in money, property, or services; or

         (III) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

    (2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

    (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

    (3)(I) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

    (II) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not need that standard of conduct.

    (C) A director may not be indemnified under subsection (B) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

    (D)  Unless limited by the charter:

    (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (B) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

    (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

         (I) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement;
or

         (II) If it determines that the director is fairly and reasonable entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (B) of this section or has been adjudged liable under the circumstances described in subsection (C) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (C) shall be limited to expenses.

    (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

    (E) (1) Indemnification under subsection (B) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (B) of this section.

    (2)  Such determination shall be made:

         (I) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties, to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

         (II) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (I) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

         (III) By the stockholders.

    (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (II) paragraph (2) of this subsection for selection of such counsel.

    (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

    (F) (1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid, or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

              (I) a written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

              (II) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

     (2) The undertaking required by subparagraph (II) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

     (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (E) of this section.

     (G) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

     (H) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

     (I) For purposes of this section:

         (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

         (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

         (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

     (J) Unless limited by the charter:

         (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (D) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (D);

         (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

         (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contracts.

     (K) (1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

         (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

         (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

     (L) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting.

     Article EIGHTH of the Registrant's amended and restated
Articles of Incorporation reads as follows:

         "(1) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

         "(2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provisions for indemnification or directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

         "(3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         "(4) References to the Maryland General Corporation Law in this Article EIGHTH are to that law as from time to time amended. No further amendment to these Articles of Incorporation of the Corporation shall affect any right of any person under this Article EIGHTH based on any event, omission or proceeding prior to the amendment."

     The Advisory Agreement, as amended, between Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

     The Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distribution, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registrations Statement, Prospectus or Statement of Additional information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing necessary to make the statements in any one of the foregoing not misleading.

     The foregoing summaries are qualified by the entire text of Registrant's amended and restated Articles of Incorporation, the Advisory Agreement, as amended, between Registrant and Alliance

Capital Management L.P. and the Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc. which were filed as Exhibits 1, 5 and 6, respectively, in response to item 24 and each of which are incorporated by reference herein.

     In accordance with Release No. 1C-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or
(2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Article VII, Section 7 of Registrant's amended By-laws reads as follows:

         "Section 7. Insurance Against Certain Liabilities. The Corporation shall not bear the cost of insurance that protects or purports to protect directors and officer of the Corporation against any liabilities to the Corporation or its security holders to which any such director or officer would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office."

ARTICLE VIII, Section 1 through Section 6 of the Registrant's amended By-laws reads as follows:

         "Section 1. Indemnification of Directors and Officer. The Corporation shall indemnify its directors to the fullest extent that indemnification or directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

         "Section 2. Advances. Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking: (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

         "Section 3. Procedures. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

         "Section 4. Indemnification of Employees and Agents. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

         "Section 5. Other Rights. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

         "Section 6. Amendments. References in this Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these By-laws shall effect any right of any person under this Article based on any event, omission or proceeding prior to the amendment."

         The Registrant will participate in a Joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

Item 28. Business and Other Connections of Adviser.

         The descriptions of Alliance Capital Management L.P.
         under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional
         Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

Item 29.  Principal Underwriters

    (a) Alliance Fund Distributors, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant, also acts as Principal Underwriter for the following investment companies:

         ACM Institutional Reserves Inc.
         AFD Exchange Reserves Inc.
         Alliance All-Asia Investment Fund, Inc.
         Alliance Balanced Shares, Inc.
         Alliance Bond Fund, Inc.
         Alliance Capital Reserves
         Alliance Counterpoint Fund
         Alliance Developing Markets Fund, Inc.
         Alliance Global Dollar Government Fund, Inc.
         Alliance Global Small Cap Fund, Inc.
         Alliance Government Reserves
         Alliance Growth and Income Fund, Inc.

         Alliance Income Builder Fund, Inc.
         Alliance International Fund
         Alliance Money Market Fund
         Alliance Mortgage Securities Income Fund, Inc.
         Alliance Mortgage Strategy Trust, Inc.
         Alliance Multi-Market Strategy Trust, Inc.
         Alliance Municipal Income Fund, Inc.
         Alliance Municipal Income Fund II
         Alliance Municipal Trust
         Alliance New Europe Fund, Inc.
         Alliance North American Government Income Trust, Inc.
         Alliance Premier Growth Fund, Inc.
         Alliance Quasar Fund, Inc.
         Alliance Short-Term Multi-Market Trust, Inc.
         Alliance Technology Fund, Inc.
         Alliance Utility Income Fund, Inc.
         Alliance Variable Products Series Fund, Inc.
         Alliance World Income Trust, Inc.
         Alliance Worldwide Privatization Fund, Inc.
         Fiduciary Management Associates
         The Alliance Fund, Inc.
         The Alliance Portfolios

   (b)   The following are the Directors and Officers of Alliance
         Fund Distributors, Inc. the principal place of business of which is 1345 Avenue of the Americas, New York, New
         York, 10105.

                     Position and Offices   Positions and Offices
Name                 With Underwriter       With Registrant
_____                ____________________   _____________________

   Michael J. Laughlin  Chairman

Robert L. Errico        President

Kimberly A. Baumgardner Senior Vice President

Edmund P. Bergan, Jr.   Senior Vice President,   Secretary
                        General Counsel &
                        Secretary

Daniel J. Dart          Senior Vice President

Byron M. Davis          Senior Vice President

Geoffrey L. Hyde        Senior Vice President

Barbara J. Krumsiek     Senior Vice President

Stephen R. Laut         Senior Vice President

Dusty W. Paschall       Senior Vice President

Antonios G. Poleonadkis Senior Vice President

Gregory K. Shannahan    Senior Vice President

Joseph F. Sumanski      Senior Vice President

James P. Syrett         Senior Vice President

Peter J. Szabo          Senior Vice President

Richard A. Winge        Senior Vice President

Benji A. Baer           Vice President

Warren W. Babcock III   Vice President

Kenneth F. Barkoff      Vice President

William P. Beanblosson  Vice President

Jack C. Bixler          Vice President

Casimir F. Bolanowski   Vice President

Kevin T. Cannon         Vice President

Leo H. Cook             Vice President

Richard W. Dabney       Vice President

Mark J. Dunbar          Vice President

Linda A. Finnerty       Vice President

William C. Fisher       Vice President

Robert M. Frank         Vice President

Gerard J. Friscia       Vice President & Controller

Andrew L. Gangolf       Vice President
                        Associate General Counsel

Mark D. Gersten         Vice President      Treasurer and Chief
                                            Financial Officer

Joseph W. Gibson        Vice President

Troy L. Glawe           Vice President

Herbert H. Goldman      Vice President

James E. Gunter         Vice President

Alan Halfenger          Vice President

George R. Hrabovsky     Vice President

Valerie J. Hugo         Vice President

Robert H. Joseph, Jr.   Vice President & Treasurer

Richard D. Keppler      Vice President

Sheila F. Lamb          Vice President

Thomas Leavitt, III     Vice President

Donna M. Lamback        Vice President

James M. Liptrot        Vice President

Christopher J. MacDonald Vice President

Daniel D. McGinley      Vice President

Maura A. McGrath        Vice President

Mark R. Manley          Vice President, Counsel
                        & Assistant Secretary

Matthew P. Mintzer      Vice President

Nicole Nolan-Koester    Vice President

Robert T. Pigozzi       Vice President

James J. Posch          Vice President

Robert E. Powers        Vice President

Domenick Pugliese       Vice President      Assistant Secretary
                        & Associate General
                        Counsel

Bruce W. Reitz          Vice President

Dennis A. Sanford       Vice President

Raymond S. Scalfani     Vice President

J. William Strott, Jr.  Vice President

Richard E. Tambourine   Vice President

Nicholas K. Willett     Vice President

Neil S. Wood            Vice President

Emilie D. Wrapp         Vice President &
                        Special Counsel

Maria L. Carreras       Assistant Vice President

Sarah A. Chodera        Assistant Vice President

John W. Cronin          Assistant Vice President

Sohaila S. Farsheed     Assistant Vice President

Leon M. Fern            Assistant Vice President

William B. Hanigan      Assistant Vice President

Vicky M. Hayes          Assistant Vice President

Daniel M. Hazard        Assistant Vice President

John C. Hershock        Assistant Vice President

James J. Hill           Assistant Vice President

Kalen H. Holliday       Assistant Vice President

Thomas K. Intoccia      Assistant Vice President

Edward W. Kelly         Assistant Vice President

Patrick Look            Assistant Vice President
                        & Assistant Treasurer

Michael F. Mahoney      Assistant Vice President

Shawn P. McClain        Assistant Vice President

Thomas F. Monnerat      Assistant Vice President

Joanna D. Murray        Assistant Vice President

Jeanette M. Nardella    Assistant Vice President

Camilo R. Pedraza       Assistant Vice President

Carol H. Rappa          Assistant Vice President

Karen C. Satterberg     Assistant Vice President

Robert M. Smith         Assistant Vice President

Joseph T. Tocyloski     Assistant Vice President


         (c)  Not Applicable.

Item 30. Location of Accounts and Records.

         The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, N.J. 07094, and at the offices of The Bank of New York, the Registrant's Custodian, 48 Wall Street, New York, New York 10286. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

Item 31. Management Services.

              Not applicable.

Item 32. Undertakings.

              The Registrant undertakes to furnish each person whom the prospectus is delivered with a copy of the Registrant's latest report to Shareholders, upon request and without charge.

                           SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 16th day of October, 1995.


                         ALLIANCE NEW EUROPE FUND, INC.

                         By /s/ John D. Carifa
                            _________________________
                             John D. Carifa
                             Chairman

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

    Signature                Title               Date

(1) Principal Executive
    Officer

    /s/ John D. Carifa       Chairman            October 16, 1995
    __________________
      John D. Carifa

(2) Principal Financial and
    Accounting Officer


    /s/ Mark D. Gersten      Treasurer and       October 16, 1995
    ___________________      Chief Financial
      Mark D. Gersten        Officer

(3) A Majority of the Directors
    ___________________________
    John D. Carifa
    David H. Dievler
    John H. Dobkin
    W.H. Henderson
    Stig Host
    Richard M. Lilly
    Alan Stoga

    John C. West
    Robert C. White


    By /s/ Edmund P. Bergan, Jr.                 October 16, 1995
       __________________________
       (Attorney-in-fact)
       Edmund P. Bergan, Jr.

                        Index to Exhibits

Page


(11)           Consent of Independent Auditors

(27)           Financial Data Schedule













































                              C-23
00250059.AR5